TD WATERHOUSE VARIABLE ANNUITY

SEPARATE ACCOUNT A OF UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
ISSUED BY:
UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
55 BROADWAY, SUITE 2901
NEW YORK, NEW YORK 10006
ADMINISTERED BY:
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (“Talcott Resolution”), to Buyer, an affiliate of Sixth Street, a global investment firm. Talcott Resolution will continue to administer your Contract and remains responsible for paying all contractual guarantees and General Account liabilities under your Contract subject to its financial strength and claims paying ability. The terms, features and benefits of your Contract will NOT change as a result of the sale. Talcott Resolution Distribution Company remains the principal underwriter for the Contracts.
* * *
This prospectus describes the TD Waterhouse Variable Annuity. TD Waterhouse Variable Annuity is a contract between you and Union Security Life Insurance Company of New York (formerly First Fortis Life Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies. Surrenders may be subject to a Market Value Adjustment ("MVA"). If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
The variable annuity product described in this prospectus is no longer for sale. However, we continue to administer the in force annuity contracts.
Please read this everything prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
Talcott Resolution Distribution Company, Inc. serves as principal underwriter for the Contracts.
An investment in the Contract is subject to risk, including risk of loss. See "Principal Risks of Investing in the Contract" beginning on page 8.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 2, 2022

1.Glossary
These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.
Account: Any of the Sub-Accounts or Guarantee Periods.
Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Period: The time during which we make Annuity Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owners. We do not capitalize "you" in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable after the Contract Owner or the Annuitant dies.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.

Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested.
General Account: This account holds our company assets and any assets not allocated to a Separate Account.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Market Value Adjustment: An adjustment that either increases or decreases the amount we pay you under certain circumstances.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.
Required Minimum Distribution (RMD): A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value (subject to rounding) is equal to the Contract Value minus any applicable MVA.
Union Security: Union Security Life Insurance Company of New York, the company that issued this Contract.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us, our, The Company, or Talcott Resolution : Talcott Resolution Life Insurance Company .
2. Key Information Table
Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	None.			4. Fee Table
Transaction Charges
Other than surrender charges (if any), there are no charges for other contract transactions (e.g., transferring money between investment options):
•Amounts in a multi-year Guarantee Period that are transferred or annuitized more than 15 days before or after the end of the Guarantee Period may be subject to a negative or positive MVA.
4. Fee Table
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
4. Fee Table 7. The Contract - b. Charges and Fees

	Annual Fee	Minimum	Maximum
	Base Contract	0.46%¹	0.46%¹
	Investment Options (fund fees and expenses)	0.14%²	1.44%²
1 As a percentage of average daily Sub-Account Values. [2] As a percentage of fund net assets.

Because your contract is customizable, the choices you make effect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract.

	Lowest Annual Cost: $741	Highest Annual Cost: $2,325
	Assumes:	Assumes:
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation
	•Least expensive fund fees and expenses	•Most expensive fund fees and expenses
	•No sales charges or advisory fees	•No sales charges or advisory fees
	•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals

	RISKS		Location in Prospectus
Risk of Loss	You can lose money by investing in this contract, including loss of principal.		5. Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•This estimate assumes that you do not take withdrawals from the contract.
•Amounts in a multi-year Guarantee Period that are transferred or annuitized more than 15 days before or after the end of the Guarantee Period may be subject to a negative or positive MVA.
•The benefits of tax deferral, long-term income, and living benefit guarantees mean the contract is generally more beneficial to investors with a long-time horizon.
•A 10% penalty tax may be applied to Surrenders before age 59½.

Risks Associated with Investment Options
•An investment in this contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the contract (e.g. Funds).
•Each investment option has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the contract is subject to the risks related to us. Any obligations (including under any Guarantee Period), guarantees or benefits of the contract are subject to our claims-paying ability. For additional detail on risks that relate to our business, please see the risk factors in the 2021 Annual Report on Form 10-K of Assurant, Inc. (“Assurant” or the “Parent”) filed with the SEC. More information about Union Security is available on the SEC’s website at www.sec.gov or through Assurant’s website at www.assurant.com.
	RESTRICTIONS		Location in Prospectus
Investments
•Certain investment options may not be available under your contract.
•You are allowed to make 1 transfer between the fund options per day. You are allowed to make 20 transfers between the fund options per year before we require you to submit additional transfer requests by mail. Your transfer between the fund options are subject to policies designed to deter excessively frequent transfers and market timing. These transfer restrictions do not apply to transfers under the contract's automatic transfer programs.
•We reserve the right to remove or substitute funds as investment options.
6. General Information 7. The Contract - a. Purchases and Contract Value Appendix A - Funds Available under the Contract
	TAXES		Location in Prospectus

Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payment received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax deferral under the contract.
•Earnings on your contract are taxed at ordinary income rates when you withdraw them and you may have to pay a penalty if you take a withdrawal before age 59-1/2.
13. Federal Tax Considerations/Information Regarding Tax Qualified Plans
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
11. Miscellaneous - (e) How Contracts Were Sold
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	7.a. Purchases and Contract Value - Replacement of Annuities

3. Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to set your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. The payout phase is often referred to as the annuity phase. Investing in the Contract's investment options involves risk and you can lose your money. On the other hand, investing in the Contract can provide you with the opportunity to grow your money through investing in the Contract's investment options during the accumulation phase. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Beneficiaries.
The variable annuity product described in this prospectus is no longer for sale. However, we continue to administer the in force annuity contracts.
This Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Funds that are available under the Contract.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee will reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.a. Purchases and Contract Value under Deduction of Advisory Fee, Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 13. Federal Tax Considerations for more information.
Phases of the Contract
The contract has two phases: (1) an accumulation phase (for savings) and (2) a payout phase (for income).
Accumulation Period. To accumulate value during the Accumulation Period, you invest your Premium Payments and earnings in the investment options that are available under the Contract, which include:
• The Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies and risks. A list of the Funds under the Contract is provided in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract.
• Guarantee Periods, which guarantee principal and credit a guaranteed interest rate for the number of years you select, up to a maximum of ten years. Withdrawing, transferring, or annuitizing amounts in a Guarantee Period more than 15 days before or after the end of the Guarantee Period may result in a MVA. An MVA may be positive or negative depending on market conditions and the length of time remaining in the Guarantee Period. Guarantee Periods are not available in Kansas, Maryland, Nevada, North Carolina, Oregon, Pennsylvania, South Carolina, Utah, Vermont, and Washington.
Annuity Period. Your Contract enters the payout phase on the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90. When your Contract enters the payout phase, your accumulated value is converted into a stream of income payments from us ( i.e. , the Annuity Payout). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the investment options you select.
During the payout phase, you will no longer be able to take withdrawals from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise. Your living benefits generally terminate when you enter the payout phase.
Contract Features
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes a standard death benefit that will pay the higher of (i) Contract Value; or (ii) total Premium Payments (adjusted for prior withdrawals) and any negative MVA).
Additional Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services unless otherwise indicated. Not all features and services may be available under your Contract.
• InvestEase. Allows you to have money automatically transferred from your checking or savings account into your Contract on a monthly or quarterly basis.
• Asset Rebalancing. Allows you to automatically rebalance Contract Value at a specified frequency to the asset allocation percentages that you previously selected.
• Dollar Cost Averaging. We offer two Dollar Cost Averaging programs:
◦ Fixed Amount DCA. Allows you to regularly transfer a fixed amount from any Fund Option to another Fund option.
◦ Earnings/Interest DCA. Allows you to regularly transfer earnings (or interest) from your investments in the Fund options to another Fund option.
Automatic Income Program. Allows you to make withdrawals of up to 10% of your total Premium Payments (or, if an optional withdrawal benefit has been elected, up to the allowable limit under the benefit) annually without any surrender charges that would otherwise apply.
4. Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The first table describes the fees and expenses that you will pay at the time that you buy, Surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
Transaction Expenses

Sales Load (as a percentage of Premium Payments)	None
Deferred Sales Load (or Contingent Deferred Sales Charge or CDSC) (as a percentage of Premium Payments withdrawn) (1)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including annual Fund fees and expenses.
Annual Contract Expenses

Administrative Expenses (1)	$30
Base Contract Charges (as a percentage of average daily Sub-Account Values)	0.45%
(1)  We call this the Annual Maintenance Fee in your Contract. An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge. Please see "Annual Maintenance Fee" in section 7.b. Charges and Fees for more information.

The following table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. See Appendix A for a complete list of Funds available under the Contract, including their annual expenses.

	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.14%	1.53%
EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive annual Fund expenses. The Example does not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$2,030	$6,271	$10,769	$23,234

(2)  If you annuitize at the end of the applicable time period or if you do not Surrender your Contract:

1 year	3 years	5 years	10 years
$2,030	$6,271	$10,769	$23,234

5. Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long-time horizon.
Fund Options Risk. Amounts that you invest in the Sub-Accounts are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. If you make a Surrender prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59½ may also affect the tax-qualified status of some Contracts. You should also consider the impact that a partial Surrender may have on the standard benefits under your Contract. Partial Surrenders will reduce the value of your Death Benefit. You cannot make withdrawals from the Contract after it is annuitized unless the Annuity Payout Option you selected provides otherwise.
Advisory Fee Withdrawal Risk. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee will reduce death benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Transfer Risk. You are allowed to make only one transfer between the Sub-Accounts per day, and you are allowed to only make 20 transfers between the Sub-Accounts per year before we require you to submit additional transfer requests by mail . Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Guarantee Period Risk. A Guarantee Period may not be appropriate for you if you do not expect to remain invested in the Guarantee Period until its maturity, which could be several years. Withdrawing, transferring, or annuitizing amounts in a Guarantee Period more than 15 days before or after the end of the Guarantee Period may result in a negative MVA, depending on market conditions and the length of time remaining in the Guarantee Period. A negative MVA could significantly reduce the value of your investment.
Financial Strength and Claims-Paying Ability Risk. Union Security is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you. All guarantees and obligations under any Guarantee Period are subject to our financial strength and claims paying ability. See Section 13. Further Information About Union Security Insurance Company for financial information about Union Security Life Insurance Company of New York.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes.
6. General Contract Information
a.Union Security Life Insurance Company of New York
Union Security Life Insurance Company of New York ("Union Security" or the "Company") is the issuer of the contracts. Union Security is a New York corporation founded in 1971. It is qualified to sell life, health and accident insurance and annuity contracts in New York.
Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") and Assurant is the ultimate parent of Union Security. Assurant, Inc. is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.
All of the guarantees and commitments under the contracts including the Death Benefit and Annuity Payout, and the guarantees under the Fixed Accumulation Feature and any Guarantee Period are general obligations of Union Security, subject to Union Security's financial strength and claims-paying ability. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Talcott Resolution's offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1525. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
b. The General Account
All of the guarantees and commitments under the Contracts including the Death Benefit and Annuity Payout, and the guarantees under any Guarantee Period are general obligations of Union Security, subject to Union Security's financial strength and claims-paying ability. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the Contracts. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account.
c. The Separate Account
The Sub-Accounts are part of Separate Account A of Union Security Life Insurance Company of New York, a segregated asset account of Union Security Life Insurance Company of New York. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on October 14, 1987. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
•is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
•may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Union Security is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of the Separate Account.

d. The Funds
The Sub-Accounts are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. We do not guarantee the investment results of any Fund. Certain Funds may not be available to you.
Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investment. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-862-6668, emailing us at asccontactus@talcottresolution.com or visiting: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA01710 .
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;
•send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;
•arrange for the handling and tallying of proxies received from Owners;
•vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have satisfied applicable law and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
Fees We Receive from Funds and related parties — Talcott Resolution receives substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. Talcott Resolution considers revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. Talcott Resolution collects these payments and fees under agreements with a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. Talcott Resolution expects to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2021, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, Federated Securities Corp, Hartford HLS Funds, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, Voya Investment Management, and Wells Fargo Variable Trust.
Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.25% in 2021, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $25 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2021, revenue sharing and Rule 12b-1 fees did not exceed $1.7 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
e. Guarantee Periods
Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guaranteed Period. However, you may reallocate your Contract Value to different then available Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period.
Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We may, at our discretion, change the guaranteed interest rate for future Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 3%. Union Security's Management makes the final determination on the guaranteed interest rates to be declared. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 3%.
We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Premium Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.
We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:
•  the duration of a Guarantee Period;
•  regulatory and tax requirements;
•  sales and administrative expenses we bear;
•  risks we assume;
•  our profitability objectives; and
•  general economic trends.
Asset Rebalancing is not available for the Guarantee Periods.
Please see section 11.a. "State Variations" for more information.
f. Market Value Adjustment for Guarantee Periods
Except as described below, we will apply an MVA to any general account value invested in a Guarantee Period that is surrendered, transferred, or otherwise paid out (annuitized) before the end of the Guarantee Period. For example, we will apply an MVA to the general account value that we pay as an amount applied to an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.
The purpose of the MVA is to generally transfer the risk to you of prematurely liquidating your investment. The MVA reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the MVA factor, then the application of the MVA will reduce the amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the MVA factor, then the application of the MVA will increase the amount you receive or transfer. You will find a sample MVA calculation in Appendix B.
We do not apply an MVA to withdrawals and transfers of the general account value in the following circumstances:
1.  Surrenders during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and
2.  Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.
7. The Contract
a.Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:
•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•  Individual Retirement Annuities adopted according to Section 408 of the Code;
•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.
We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.
The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for new sales.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.

There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to my Contract?
Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce, perhaps significantly, death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 13. Federal Tax Considerations for more information.
Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day, your Contract Value will fluctuate because Accumulation Unit Values are affected by the performance of the underlying Funds and the deduction of expenses and certain charges in the Sub-Account.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by
•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by
•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the deduction for that fee will result in the cancellation of accumulation units.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 3% effective annual minimum) and (2) the MVA imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:
•  The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less
•  The amount of any transfers or Surrenders out of the Guarantee Period.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No

Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.
We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, fund trading policies do not apply or may be limited. For instance:
•  Certain types of financial intermediaries may not be required to provide us with shareholder information.
•   "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.
•  A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
•   Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,
•      Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•      Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•      These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•      In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants'

account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers — During each contract year during the Accumulation Period, you may make a transfer out of the Fixed Accumulation Feature to Sub-Account. The transfer must be for $500 or more. All transfer allocations must be in whole numbers (e.g. 1%). You may transfer 50% of your total amount in the Fixed Accumulation Feature, unless the balance is less than $1000, then you may transfer the entire amount.
Fixed Accumulation Feature Transfer Restrictions — We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait 6 months before moving Sub-Account Values back to the Fixed Accumulation Feature. After the Annuity Commencement Date, you may not make transfers from the Fixed Accumulation Feature.
Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.
b. Contract Rights
You, as Contract Owner, may exercise all the rights under the Contract. The prospectus discusses these rights, including your right, during the Accumulation Period, to make Premium Payments and provide instructions to us to allocate your Contract Value among the Sub-Accounts and a Guarantee Period or Fixed Accumulation Feature, if available. You, as Contract Owner, may also request a full or partial Surrender from the Contract, designate an Annuitant and elect to receive Annuity Payouts. This prospectus also discusses the Death Benefit payable under the Contract and the rights of any Beneficiary.
c. Charges and Fees
The following charges and fees are associated with the Contract:
Mortality and Expense Risk Charge (Base Contract Charge)
For assuming mortality and expense risks under the Contract, we deduct a daily charge at a maximum annual rate of 0.45% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
•  Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•  Expense Risk — We also bear an expense risk that the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.
When Is the Annual Maintenance Fee Waived?
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. We reserve the right to waive the Annual Maintenance Fee under certain other conditions.
Premium Taxes
We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.
Deduction of Advisory Fees
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, both you and your financial intermediary must sign an enrollment form authorizing the withdrawals and submit a fee payment request form for the specific dollar amount of the fee payment you want withdrawn from your Contract and sent to your financial intermediary. We will deduct your requested fee payment amount on a pro-rata basis from the Sub-Account Values. Guarantee Periods, if available under the Contract, are excluded. Your financial intermediary must submit a new fee payment request form to us for each payment. Payments will generally be processed on the same day the request is received in good order. You may revoke your authorization at any time by giving notice to us. If you elect to pay your advisory fee by taking withdrawals from your Contract Value, the deduction for that fee will reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
d. Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable MVA and Premium Taxes. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:
•The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and
• The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. See section 11.a "State Variations" for more information.
How do I request a Surrender?
Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:
•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•  your tax withholding amount or percentage, if any, and
•  your mailing address.

You may submit this form via mail or fax.
If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.
Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.
Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.
Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 591/2 — If you make a Surrender prior to age 591/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 591/2 may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — Section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract and any increases in cash value may not be distributed unless you are: (a) age 59 1 / 2 , (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1 / 2 ). Distributions prior to age 59 1 / 2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see Federal Tax Considerations in Appendix Tax for more information.
d. Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:
•  When do you want Annuity Payouts to begin?
•  Which Annuity Payout Option do you want to use?
•  How often do you want to receive Annuity Payouts?
•  What is the Assumed Investment Return?
•  Do you want Annuity Payouts to be fixed or variable or a combination?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
1. When do you want Annuity Payouts to begin?
Consider the age you will be when you start Annuity Payouts. Annuity Payouts started at a younger age will be greater than at an older age. You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 91st birthday. The date you select may have tax consequences, so please check with a qualified tax advisor. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior

Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments Guaranteed for 10 or 20 Years
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
When considering a guarantee period, keep in mind:
• Having guaranteed Annuity Payouts will usually lower the Annuity Payout amount.
• The longer the guaranteed period will usually lower the Annuity Payout amount.
Joint and Full Survivor Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages.
We may offer other available Annuity Payout Options.
•   You cannot make full or partial Surrenders from your Contract once Annuity Payouts begin.
•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•  monthly,
•  quarterly,
•  semiannually, or
•  annually.
Annual Annuity Payouts are less than 12 times the monthly payout amount due to a modal factor based on the AIR for variable Annuity Payouts or minimum interest rate for fixed Annuity Payouts. Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
4. What is the Assumed Investment Return?
The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. A lower AIR will start with a lower payout amount. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 3%.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.

Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.
5. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?
You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs. Fixed dollar Annuity Payouts do not change. Variable dollar Annuity Payouts change with every payout. A lower AIR will start with a lower payout amount.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.
Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•  the Annuity Payout Option chosen,
•  the Annuitant's attained age and gender (if applicable), and,
•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table
•  the Assumed Investment Return
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 3% AIR is 0.999919.
Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another four times per year. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account restrictions, please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."
8. Benefits Under the Contract
The following table summarizes information about the benefits under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
InvestEase®	Electronic transfer of funds from your bank account into your Contract	•Minimum amount for each transfer is $50
Asset Rebalancing	Allows you to automatically rebalance Contract Value in the Sub-Accounts at a specified frequency to the asset allocation percentages that you previously selected.	•Only one set of asset allocation instructions at a time •Guarantee Periods excluded

Dollar Cost Averaging - Fixed Amount DCA	Provides for automatic, periodic transfers of fixed amounts from one investment option to other investment options	•Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Dollar Cost Averaging - Earnings/Interest DCA	Provides for automatic, periodic transfers of earnings or interest from investment options to other investment options	•Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Automatic Income Program	Provides for automatic, periodic partial withdrawals up to 10% of total Premium Payments, each Contract Year, without any early withdrawal charges	•Partial withdrawals may occur monthly, quarterly, semi-annually or annually •Minimum amount of each withdrawal is $100 •Amounts withdrawn count towards the AWA
Death Benefit	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment of the higher of (i) Contract Value adjusted by any MVA; (ii) total Premium Payments (adjusted for prior withdrawals and any applicable negative MVA).
•Partial withdrawals may significantly reduce the benefit by more than the amount withdrawn due to a positive MVA if invested in Guarantee Periods
•Terminates upon entering the Annuity Periods
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit on a dollar-for-dollar basis and also adjusted by the MVA

Hospital or Skilled Health Care facility confinement waiver	Provides a waiver of surrender charges if a covered person is confined to a defined facility	•A covered person must meet the preset conditions for a preset amount to time to qualify for the waiver of surrender charges on a full or partial withdrawal.

9. Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner dies before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us along with complete instructions from all beneficiaries on how to pay the death benefit.
Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.
If death occurs before the Annuity Commencement Date, the Death Benefit is the greater of:
•  The total Premium Payments you have made to us minus any partial Surrenders and any applicable negative MVA; or
•  The Contract Value of your Contract.
See Appendix D - Death Benefit Examples for more information.
Withdrawals to Pay Advisory Fees
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals have the same impact on the value of the death benefit, including the standard death benefit, as any other partial Surrenders. As such, advisory fee withdrawals can severely affect the value of any guaranteed death benefit under your Contract. Such withdrawals may reduce your benefit by the dollar amount actually surrendered and also adjusted by the MVA as illustrated in the example below. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
Example: This hypothetical example shows only the impact to the total Premium Payments component of your Death Benefit. Since the advisory fee is deducted from your Contract Value, all components of the Death Benefit will be impacted as prescribed in the death benefit definition.
Partial surrenders reduce the total Premium Payments dollar-for-dollar.
The total Premium Payments equal $100,000. There is a 1 percent annual advisory fee on the initial Premium Payment which equals $1,000 per contract year fee. After 10 years of deducting $1,000 from the total Premium Payments, that component of the death benefit is $90,000.

How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit is $50,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Talcott Resolution Pathways Program" (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
Required Distributions — If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) of Federal Tax Considerations in Section 13. for more information. If your Contract is qualified, please see Information Regarding Tax-Qualified Plans in Section 13. for additional information.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death

Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate.
10. Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase® Program
InvestEase®, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a CDSC, if applicable. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the AWA and rider limit, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Please see Section 13 for more information about the tax consequences associated with your Contract.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time. Asset Rebalancing is not available for Guarantee Periods.
Dollar Cost Averaging Programs
We currently offer two different types of Dollar Cost Averaging Programs. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.
Other Program considerations
• You may terminate your enrollment in any Program at any time.
• We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
◦any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;
◦any Fund is liquidated — then your allocations will be directed to any available money market Fund.
You may always provide us with updated instructions following any of these events.
•Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
• If the FAF is available, you may systematically transfer amounts from the FAF under either Dollar Cost Averaging Program. If you make systematic transfers from the FAF under a Dollar Cost Averaging Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the FAF.

•We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
•These Programs may be adversely affected by Fund trading policies.
11. Other Information
a.State Variations
Florida - The MVA calculation is:    [( 1+ i )/( 1 + j + .0025)] N/12 - 1
i is Guaranteed Rate j is Current Rate
N is Number of months remaining
Kansas - Guarantee Periods are not available.
Maryland - Guarantee Periods are not available.
New York - The maximum Annuity Commencement Date is the Annuitant's 90th birthday. If death occurs before the Annuity Commencement Date, the Death Benefit is the greater of: (i) The total Premium Payments you have made to us minus any partial Surrenders and any applicable negative MVA; or (ii) The Contract Value of your Contract.
The MVA calculation is:            [( 1+ i )/( 1 + j + .0025)] N/12 - 1
i is Guaranteed Rate j is Current Rate
N is Number of months remaining
Nevada - Guarantee Periods are not available.
North Carolina - Guarantee Periods are not available.
Oregon - Guarantee Periods are not available.
Pennsylvania - Guarantee Periods are not available.
South Carolina - Guarantee Periods are not available.
Texas - The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.
Utah - Guarantee Periods are not available.
Vermont - Guarantee Periods are not available.
Washington - Guarantee Periods are not available.
b. Legal Proceedings
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff and may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. Although the Company cannot predict the outcome of any litigation, regulatory examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect on the Separate Account, the ability of the Principal Underwriter to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.
c. More Information
Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.
How Contracts Were Sold — Talcott Resolution Distribution Company, Inc. ("TDC") serves as principal underwriter for the contracts. TDC is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is 1 Griffin Road North, Windsor, CT 06095-1512.
Contracts will be sold by individuals who have been appointed by us as insurance agents and who are investment professionals of broker-dealers that have entered into selling agreements with TDC. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).
Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your investment professional may be compensated on a fee for services and/or commission basis.
We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your investment professional is associated with. Your investment professional's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Investment professionals may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your investment professional may also vary depending on the particular arrangements between your investment professional and their Financial Intermediary. We are not involved in determining your investment professional's compensation. You are encouraged to ask your investment professional about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.
If you enter into an agreement for investment advisory services for your Contract with a financial intermediary who acts as an investment adviser and charges you an advisory fee for their services, you pay that advisory fee under your agreement with the financial intermediary. We do not intend to pay Sales Commissions to financial intermediaries who receive investment advisory fees from Contract Owners because such financial intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
d. Financial Statements
Our financial statements are included in Section 12 of this prospectus. You can find financial statements for the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from us.
As of May 1, 2009, Union Security has relied on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly does not intend to file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.
e. Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There may also be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia's invasion of Ukraine and the resulting response by the United States and other countries). There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.

12. Further Information About Union Security Life Insurance Company of New York
ITEM 3. RISK FACTORS
Certain factors may have a material adverse effect on our business, financial condition, results of operations and cash flows. You should carefully consider them, along with the other information presented in this report. It is not possible to predict or identify all such factors. Additional risks and uncertainties that are not yet identified or that we currently believe to be immaterial may also materially harm our business, financial condition, results of operations and cash flows.
Unless otherwise stated, amounts are presented in United States of America ("U.S.") dollars and all amounts are in millions, except for number of shares, per share amounts, number of employees, number of securities in an unrealized loss position and number of loans.
For additional detail on risks that relate to our business, please see the Risk Factors in the 2021 Annual Report on Form 10-K of Assurant, Inc. (the “Parent”) filed with the U.S. Securities and Exchange Commission (the “SEC”).
The following is a summary of the principal risks that could adversely affect our business, financial condition, results of operations and cash flows.
Financial Risks
• R einsurance may not be adequate or available to protect us against losses, and we are subject to the credit risk of reinsurers.
• O ur actual claims losses may exceed our reserves for claims, requiring us to establish additional reserves or to incur additional expense for settling unreserved liabilities, which could have a material adverse effect on our results of operations, profitability and capital.
• T hrough reinsurance, the Parent has sold or exited businesses that could again become our direct financial and administrative responsibility if the reinsurers become insolvent.
• O ur investment portfolio is subject to credit, liquidity and other risks that may adversely affect our results of operations and financial condition.
• O ur investment portfolio is subject to market risk, including changes in interest rates, that may adversely affect our results of operations and financial condition.
• T he value of our deferred tax assets could become impaired, which could materially and adversely affect our results of operations and financial condition.
• W e may be unable to accurately predict and price for claims and other costs, which could reduce our profitability.
• A ctual results may differ materially from the analytical models we use to assist in our decision-making in key areas such as pricing, reserving and capital management.
Legal and Regulatory Risks
• W e are subject to extensive laws and regulations and risks related to changes in regulation and litigation and regulatory actions.
• C hanges in tax laws and regulations could have a material adverse impact on our results of operations and financial condition.
Business, Strategic and Operational Risks
• O ur revenues and profits may decline if we are unable to maintain relationships with significant clients, distributors and other parties, or renew contracts with them on favorable terms, or if those parties face financial, reputational or regulatory issues.
• O ur inability to successfully recover should we experience a business continuity event could have a material adverse effect on our business, financial condition and results of operations.
Technology, Cybersecurity, and Privacy Risks
• W e could incur significant liability if our information systems or those of third parties are breached or we or third parties otherwise fail to protect the security of data residing on our respective systems, which could adversely affect our business and results of operations.

• T he failure to effectively maintain and modernize our information technology systems and infrastructure could adversely affect our business.
• T he costs of complying with, or our failure to comply with, laws related to privacy, data security and data protection could adversely affect our financial condition, operating results and reputation.
Macroeconomic, Political and Global Market Risks
• G eneral economic, financial market and political conditions in the markets in which we operate may materially adversely affect our results of operations and financial condition.
• T he ongoing COVID-19 pandemic and measures taken in response thereto have disrupted and will likely continue to disrupt normal business activity, which may adversely affect our business, results of operations and financial condition.
General Risk Factors
• E mployee misconduct could harm us by subjecting us to significant legal liability, regulatory scrutiny and reputational harm.
For a more complete discussion of these risks, please see below.
Financial Risks
R einsurance may not be adequate or available to protect us against losses, and we are subject to the credit risk of reinsurers.
A s part of our Parent's overall risk and capacity management strategy, we purchase reinsurance for certain risks we underwrite. Although reinsurers are liable to us for claims contractually ceded under our reinsurance arrangements, we remain liable to the insured as the direct insurer on all risks reinsured. Ceded reinsurance arrangements therefore do not eliminate our obligation to pay claims. We are subject to credit risk with respect to our ability to recover amounts due from reinsurers. The inability to collect amounts due from reinsurers could materially adversely affect our results of operations and financial condition.
The availability and cost of reinsurance are subject to prevailing reinsurance market conditions, which have been, and in the future may continue to be, impacted by the occurrence of significant reinsured events. In the future, our Parent may not be able to obtain reinsurance coverage for some of our businesses at commercially reasonable rates or at all. In addition, our Parent may not be able to renew our current reinsurance facilities or obtain other reinsurance facilities in adequate amounts and at favorable rates. Inability to obtain reinsurance at favorable rates or at all could cause our Parent to reduce the level of our underwriting commitments, take more risk, or incur higher costs. Any of these developments could materially adversely affect our Parent's results of operations and financial condition.
O ur actual claims losses may exceed our reserves for claims, requiring us to establish additional reserves or to incur additional expense for settling unreserved liabilities, which could have a material adverse effect on our results of operations, profitability and capital.
W e maintain reserves to cover our estimated ultimate exposure for claims and claim adjustment expenses with respect to reported claims and incurred but not reported (“IBNR”) claims as of the end of each accounting period. The determination of reserve estimates is inherently a matter of judgment and our ultimate liabilities could exceed reserves for a variety of reasons, including changes in macroeconomic factors (such as unemployment and interest rates), case development and other factors. From time to time, we adjust our reserves, and may adjust our reserving methodology, as these factors, our claims experience and estimates of future trends in claim frequency and severity change. Reserve development, changes in our reserving methodology and paid losses exceeding corresponding reserves could have a material adverse effect on our results of operations, profitability and capital.
T hrough reinsurance, the Parent has sold or exited businesses that could again become our direct financial and administrative responsibility if the reinsurers become insolvent.
I n the past, the Parent has sold, and in the future the Parent may sell, businesses through reinsurance ceded to third parties. The Parent has exited certain businesses through reinsurance. For example, the Parent sold its Long-Term Care division, the insurance operations of its Fortis Financial Group ("FFG") division, including individual life operations and annuity business, and its Assurant Employee Benefits segment through coinsurance/reinsurance transactions. Our reinsurance recoverable relating to these three dispositions was $435.3 million (compared to our total reinsurance recoverables of $435.7 million) as of December 31, 2021. The three reinsurers with the largest reinsurance recoverable balances relating to these dispositions were Sun Life Assurance Company of Canada (“Sun Life”), John Hancock Life Insurance Company ("John Hancock") and Talcott Resolution Life and Annuity Insurance Company (“Talcott Resolution”). The A.M. Best Company (“A.M. Best”) ratings of Sun Life, John Hancock and Talcott Resolution are currently A+, A+ and B+

+, respectively. Most of the assets backing reserves coinsured/reinsured under these and other sales are held in trusts or separate accounts. However, if the reinsurers became insolvent, the assets in the trusts or separate accounts could prove insufficient to support the liabilities that would revert to us.
W e face the risk of again becoming responsible for administering these businesses in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process these businesses. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition. In addition, other third parties to whom the Parent has sold businesses in the past may in turn sell these businesses to other third parties, through reinsurance or otherwise, and we could face credit risks and risks related to the new administrative systems and capabilities of these third parties in administering these businesses.
O ur investment portfolio is subject to market risk, including changes in interest rates, that may adversely affect our results of operations and financial condition.
I nvestment returns are an important part of our profitability. Our investments are subject to market-wide risks and fluctuations, including in the fixed maturity and equity securities markets, which could impair our profitability, financial condition and cash flows. Further, in pricing our products and services, we incorporate assumptions regarding returns on our investments. Market conditions may not allow us to invest in assets with sufficiently high returns to meet our pricing assumptions and profit targets over the long term.
W e are subject to interest rate risk in our investment portfolio. Changes in interest rates may materially adversely affect the performance of some of our investments, including by materially reducing the fair value of and investment income from fixed maturity securities and increasing unrealized losses in our investment portfolio. As of December 31, 2021, fixed maturity securities represented approximately 73% of our total investments and full year 2021 gross investment income from fixed maturity securities totaled $1.4 million. The fair market value of fixed maturity securities generally increases or decreases in an inverse relationship with fluctuations in interest rates, while investment income from fixed maturity securities generally increases or decreases directly with interest rates. In addition, actual investment income and cash flows from investments that carry prepayment risk, such as mortgage-backed and other asset-backed securities, may differ from those anticipated at the time of investment as a result of interest rate fluctuations. Recent periods have been characterized by low interest rates. A prolonged period during which interest rates remain at historically low levels, including the current period of low rates as a result of the COVID-19 pandemic, may result in lower-than-expected investment income. Though we employ asset/liability management strategies to manage the adverse effects of interest rate changes, significant fluctuations in the level of interest rates may require us to liquidate investments prior to maturity at a significant loss to pay claims, which could have a material adverse effect on our results of operations and financial condition.
O ur investment portfolio is subject to credit, liquidity and other risks that may adversely affect our results of operations and financial condition.
W e are subject to credit risk in our investment portfolio, primarily from our investments in fixed maturity securities, including corporate bonds, municipal bonds, asset-backed securities and residential mortgage-backed securities. Defaults by third parties in the payment or performance of their obligations could reduce our investment income or result in realized investment losses. The value of our investments may be materially adversely affected by downgrades in the corporate bonds included in our portfolio, increases in treasury rates or credit spreads and by other factors that may result in realized and unrealized investment losses and other-than-temporary impairments. The determination that a security has incurred an other-than-temporary impairment requires the judgment of management and there are inherent risks and uncertainties involved in making these judgments. Changes in facts, circumstances or critical assumptions could cause management to conclude that further impairments have occurred, which could lead to additional losses on investments. Each of these events may cause us to reduce the carrying value of our investment portfolio.
T he value of any particular fixed maturity security is subject to impairment based on the creditworthiness of its issuer. As of December 31, 2021, fixed maturity securities represented approximately 73% of our total investments. The Company has no below investment grade securities (rated “BB” or lower by nationally recognized statistical rating organizations).
W e had no equity securities as of December 31, 2021. However, we have had equity securities in the past and may make more equity investments in the future. Investments in equity securities generally are expected to provide higher total returns but present greater risk to preservation of capital than our fixed maturity securities. All changes in the fair value of equity securities are reported in our statements of operations, which has increased the volatility of our financial results.
The manner in which we allocate our resources across the portfolio or the types of assets in which we seek to invest may increase credit, liquidity and other risks that may adversely affect our results of operations and financial condition.

T he value of our deferred tax assets could become impaired, which could materially and adversely affect our results of operations and financial condition.
I n accordance with applicable income tax guidance, we must determine whether our ability to realize the value of our deferred tax asset or to recognize certain tax liabilities related to uncertain tax positions is “more likely than not.” Under current income tax guidance, a deferred tax asset should be reduced by a valuation allowance, or a liability related to uncertain tax positions should be accrued, if, based on the weight of all available evidence, it is more likely than not that some portion of the deferred tax asset will not be realized. The realization of deferred tax assets depends upon the existence of sufficient taxable income of the same character during the carryback or carry-forward periods.
I n determining the appropriate valuation allowance, management made certain judgments relating to recoverability of deferred tax assets, use of tax loss and tax credit carry-forwards, levels of expected future taxable income and available tax planning strategies. The assumptions in making these judgments are updated periodically on the basis of current business conditions affecting us and overall economic conditions. These management judgments are therefore subject to change due to factors that include changes in our ability to realize sufficient taxable income of the same character in the same jurisdiction or in our ability to execute other tax planning strategies. Furthermore, any future changes in tax laws could impact the value of our deferred tax assets. Management will continue to assess and determine the need for, and the amount of, the valuation allowance in subsequent periods. Any change in the valuation allowance could have a material adverse impact on our results of operations and financial condition.
W e may be unable to accurately predict and price for claims and other costs, which could reduce our profitability.
O ur profitability could be reduced if we are unable to accurately predict and price for claims and other costs, including the frequency and severity of claims. This ability could be affected by various factors, including inflation, changes in the regulatory environment, changes in industry practices, changes in legal, social or environmental conditions, new technologies or domestic supply chain and labor issues. Political or economic conditions can affect the availability of programs on which our business may rely to accurately predict claims and other costs. In addition, modeling tools that support business decisions involve historical data and numerous assumptions that may differ materially from actual events. The inability to accurately predict and price for claims and other costs could materially adversely affect our results of operations and financial condition.
A ctual results may differ materially from the analytical models we use to assist in our decision-making in key areas such as pricing, reserving and capital management.
We use various modeling techniques and data analytics throughout the organization to analyze and estimate exposures, loss trends, and other risks associated with our assets, liabilities, profitability and cash flows. This includes both proprietary and third-party modeled outputs and related analysis to assist us in decision-making related to pricing and rate filings, loss reserving, asset management, corporate tax, financial reporting, and risk and capital management, among other things. The modeled outputs and related analyses are subject to uncertainties and the inherent limitations of any statistical analysis, including model design errors; rely on numerous assumptions and the use of historical internal and industry data; and may lead to unintentional bias. As a result, actual results may differ materially from our modeled results. If, based upon these models, we misprice our products or fail to appropriately estimate the risks we are exposed to, our business, results of operations and financial condition may be materially adversely affected.
Legal and Regulatory Risks
W e are subject to extensive laws and regulations and risks related to changes in regulation and litigation and regulatory actions.
W e are subject to comprehensive regulation and oversight by the NYDFS in jurisdictions in which we do business. The NYDFS has broad administrative powers with respect to all aspects of the insurance business and, in particular, monitors the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices.
L egislation or other regulatory reform that increases the regulatory requirements imposed on us or that changes the way we are able to do business may significantly harm our business or results of operations in the future.
I n addition, regulators in certain states have hired third party auditors to audit the unclaimed property records of insurance companies operating in those states. The Parent and its affiliates and subsidiaries are currently subject to these audits in a number of states and has been responding to information requests from these auditors.
T he prevalence and outcomes of any such actions cannot be predicted, and no assurances can be given that such actions or any litigation would not materially adversely affect our results of operations and financial condition. In addition, if we were to experience difficulties with our relationship with a regulatory body in a given jurisdiction, it could have a material adverse effect on our ability to do business in that jurisdiction.
A s part of a previously disclosed settlement between the Parent and the SEC, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940. If the Company fails to continue to meet the conditions in the application for permanent relief, then the Company could lose its ability to act as depositor of the separate accounts related to the Fortis Financial Group businesses sold to Talcott Resolution (formerly owned by The Hartford) in 2001. This could result in significant costs to restructure the modified coinsurance structure currently in place. We depend on the Parent for certain administrative, strategic and operational support. We cannot predict at this time the effect that current litigation, investigations and regulatory activity will have on the Parent or our business, but any adverse outcome could have a material adverse effect on our business, results of operations or financial condition.
C hanges in tax laws and regulations could have a material adverse impact on our results of operations and financial condition.
F ederal or state tax laws and regulations, or their interpretation and application, are subject to significant change and may adversely affect our results of operations and financial condition. For example, in 2017, TCJA, which significantly amended the Internal Revenue Code of 1986, was enacted. Compliance with the TCJA may require the collection of information not regularly produced within the Company or by the Parent, the use of estimates in our financial statements, and the exercise of significant judgment in accounting for its provisions. The overall impact of the TCJA is uncertain due to the ambiguities in the application of certain provisions of the TCJA, the impact of future guidance, interpretations or rules issued by government agencies in applying the TCJA and potential court decisions interpreting the legislation. Future changes in tax laws, including changes in the application or interpretation of the TCJA, other new proposals, including the Made in America Tax Plan, the America Jobs Plan and the Build Back Better Act, or increases to the corporate tax rate, could have a material adverse impact on our results of operations and financial condition. In addition, the Organization for Economic Co-operation and Development's efforts around Global Pillars I and II dealing with possible new digital taxes and global minimum taxes, if enacted, could increase the Company's overall tax burden, adversely impacting the Company's business, results of operations and financial condition.
Business, Strategic and Operational Risks
O ur revenues and profits may decline if we are unable to maintain relationships with significant clients, distributors and other parties, or renew contracts with them on favorable terms, or if those parties face financial, reputational or regulatory issues.
T he success of our business depends largely on our relationships and contractual arrangements with significant clients, distributors and other parties, including vendors. If our key clients, distributors, vendors or other parties terminate important business arrangements with us, or renew contracts on terms less favorable to us, we may fail to meet our business objectives and targets, and our cash flows, results of operations and financial condition could be materially adversely affected.
W e receive a substantial portion of our revenue from a few clients. A reduction in business with or the loss of one or more of our significant clients could have a material adverse effect on our results of operations and cash flows. Reliance on a few significant clients may weaken our bargaining power, and we may be unable to renew contracts with them without concessions (including up-front payments) or on favorable terms or at all.
W e are subject to the risk that clients, distributors and other parties may face financial difficulties, reputational issues, problems with respect to their own products and services or regulatory restrictions or compliance issues that may lead to a decrease in or cessation of sales of our products and services and have other adverse impacts on our results of operations or financial condition.
O ur inability to successfully recover should we experience a business continuity event could have a material adverse effect on our business, financial condition and results of operations.
I f we experience a local or regional business continuity event, such as an earthquake, hurricane, flood, terrorist attack, pandemic, security breach, cyber-attack, power loss, computer, telecommunication or other systems failure or other natural or man-made disaster, our ability to continue operations will depend on an effective disaster recovery plan and system, including the continued availability of our personnel, vendors and other third parties and facilities, and the proper functioning of our computer, telecommunication and other systems and operations. We have from time to time experienced business continuity events, including events that impacted the availability of our systems.
O ur operations depend upon our ability to protect our technology infrastructure against damage and interruption. If a business continuity event occurs, we could lose Company, customer, vendor and other third-party data, lose significant processing capability or experience interruptions to our operations or delivery of products and services to our clients and their customers, which has occurred from time to time and which could have a material adverse effect on our business, financial condition and results of operations. A cyber-attack or other business continuity event affecting us or key third parties with whom we work could result in a significant and extended disruption in the functioning of our information technology systems or operations, requiring us to incur significant expense to address and remediate or otherwise resolve such issues. An extended outage could result in the loss of income and clients, reputational damage, substantial volatility in our financial results and a decline in our revenues.
T he risk of business disruption is more pronounced in certain geographic areas, including major metropolitan centers, such as New York City and Atlanta, where some of the Parent's key corporate offices are located, certain catastrophe-prone areas, such as Miami, Florida, where the Parent has significant operations, and the cities in which our data centers are located. The risk is heightened in certain countries and regions in which the Parent operates that are subject to higher potential threat of terrorist attacks, military conflicts, political instability and data breaches.
A disaster or other business continuity event on a significant scale or affecting our key businesses or our data centers, or our inability to successfully and quickly recover from such an event and any legislative and regulatory responses thereto, could materially interrupt our business operations and result in material financial loss, loss of human capital, regulatory actions, reputational harm, loss of customers or damaged customer relationships, legal liability and other adverse consequences. Our liability insurance policies may not fully cover, in type or amount, the cost of a successful recovery in the event of such a disruption.
Technology, Cybersecurity and Privacy Risks
W e could incur significant liability if our information systems or those of third parties are breached or we or third parties otherwise fail to protect the security of data residing on our respective systems, which could adversely affect our business and results of operations.
W e rely on the uninterrupted and secure operation of our information technology systems to operate our business and securely process, transmit and store electronic information. This electronic information includes confidential and other sensitive information, including personal data, that we receive from our customers, vendors and other third parties. In the normal course of business, we share confidential and other sensitive information with our vendors and other third parties with whom we work. Our information technology systems and safety control systems and those of our vendors and other third parties are vulnerable to damage or interruption from a variety of external threats, including cyber attacks, computer viruses, malware, ransomware and other types of data and systems related events, which are increasing in frequency. Our systems are subject to compromise from internal threats such as improper action by employees and third parties who may have otherwise legitimate access to our systems. Our call centers subject us to additional risk from internal threats due to access to personal information. In addition, the COVID-19 pandemic required us to follow a work-from-home model to continue operations, which resulted in the bypassing of certain physical security controls for our employees and the employees of our vendors who have access to personal information. While additional technical controls have been put in place, they may not be sufficient to discover compromises that occur due to the loss of physical controls. Moreover, we face the ongoing challenge of managing access controls in a complex environment. The latency of a compromise is often measured in months but could be years, and we may not be able to detect a compromise in a timely manner. We could experience significant financial and reputational harm if our information systems are breached, sensitive client or Company data are compromised, surreptitiously modified, rendered inaccessible for any period of time or maliciously made public, or if we fail to make adequate disclosures to the public or law enforcement agencies following any such event.
C yber threats are rapidly evolving and becoming increasingly sophisticated. We are at risk of attack by a growing list of adversaries, including state-sponsored organizations, organized crime, hackers and “hacktivists” (activist hackers), through use of increasingly sophisticated methods of attack, including long-term, persistent attacks referred to as advanced persistent threats or attacks via yet unknown vulnerabilities referred to as zero-day threats. Because the techniques used to obtain unauthorized access or sabotage systems change frequently and generally are not identified until they are launched against a target, we may be unable to anticipate these techniques or implement adequate preventative measures, resulting in potential data loss or other damage to information technology systems. As the breadth and complexity of the technologies we use continue to grow, including as a result of the use of mobile devices, cloud services, social media and the increased reliance on devices connected to the Internet, the potential risk of security breaches and cyber attacks increases.
O ur data protection measures may not be effective to protect our network and systems from such threats. Should an attacker gain access to our network using compromised credentials of an authorized user or otherwise, we are at risk that the attacker might successfully leverage that access to compromise additional systems and data. Certain measures that could increase the security of our systems take significant time and resources to deploy broadly and may not be effective against an attack. Additionally, our policies, procedures and technical safeguards may be insufficient to prevent or detect improper access to confidential, personal or proprietary information and other cybersecurity incidents, assess the severity or impact of any such incidents or appropriately respond in a timely manner. The inability to implement, maintain and upgrade effective protective measures and other safeguards or adequately respond to a breach could have a material adverse effect on our business.
Although we continue to invest in security and engage in best practices for software development, code vulnerabilities may still be introduced into production environments. Our information systems must be continually patched and upgraded to protect against vulnerabilities, including zero-day threats. As the volume of new software and hardware vulnerabilities continues to increase, as has the criticality of patches and other remedial measures. Accordingly, we are at risk that cyber attackers exploit these vulnerabilities before they have been addressed. Due to the large number and age of the systems and platforms that we operate and the increased frequency at which vendors issue security patches to their products, the need to test patches and, in some cases coordinate with clients and vendors, before they can be deployed, we are at risk that we cannot deploy in a timely and effective manner. We are dependent on vendors and other third parties, such as cloud service providers, to keep their systems patched in order to protect our data. Any failure related to these activities could have a material adverse effect on our business. We have vendors and other third parties who receive data from us in connection with the services we offer our customers. In addition, we have migrated certain data, and may increasingly migrate data, to the cloud hosted by third party providers. We are at risk of a cyber attack involving a vendor or other third party, which could result in a breakdown of such third party’s data protection measures or access to our infrastructure through the third party. To the extent that a vendor or third party suffers a cyber attack that compromises their operations, our data and our customers’ data could be compromised or we may experience possible service interruption, which could have a material adverse effect on our business.
W e have from time to time experienced cybersecurity incidents, such as malware incursions, distributed denial of service attacks, hardware misconfigurations, zero-day exploits, employee misconduct and incidents resulting from human error, such as loss of portable and other data storage devices. Like many companies, we are subject to regular phishing email and social media engineering campaigns directed at our employees that can result in malware infections and financial and data losses. Although some of these incidents have resulted in data loss and other damages, to date, they have not had a material adverse effect on our business or operations. In the future, these types of incidents could result in confidential, restricted personal or proprietary information being lost or stolen, surreptitiously modified, rendered inaccessible for any period of time, or maliciously made public, including client, employee or Company data, which could have a material adverse effect on our business.
I mproper access to or disclosure of sensitive client or Company information could harm our reputation and subject us to significant liability under our contracts, as well as under existing or future laws, rules and regulations. In the event of a cyber attack, we might have to take our systems offline, which could interfere with services to our clients or damage our reputation. We may be unable to detect an incident, assess its severity or impact, or appropriately respond and recover any financial and data loss in a timely manner. We may be required to expend significant additional resources to mitigate the damage and to protect against future damage. In addition, our Parent's liability insurance, which includes cyber insurance, may not be sufficient in type or amount to cover us against claims related to security breaches, cyber attacks and other related data and system incidents.
T he failure to effectively maintain and modernize our information technology systems and infrastructure could adversely affect our business.
T he success of our business depends on our ability to maintain effective, secure and reliable information technology systems and infrastructure and to modernize them to support current and new clients and conduct business in an efficient and cost-effective manner. Some of the Parent's information technology systems and software are legacy-type systems that are less efficient and require an ongoing commitment of significant resources to maintain or upgrade to current standards, including business continuity procedures. The Parent is undergoing a multi-year transformation of its and its subsidiaries' information technology systems and infrastructure involving several enterprise-wide technology initiatives, including enhancing existing systems and developing new systems and products, to support our strategy and keep pace with continuing changes in information processing technology and evolving industry and regulatory requirements. We are updating certain operations and financial systems, procedures and controls, retiring certain legacy systems, and migrating many of our systems and applications to the cloud. However, we currently rely on manual processes and procedures that subject us to increased risk of error and internal control failure compared to automated processes.
O ur ability to modernize our information technology systems and infrastructure requires us to execute large-scale, complex programs and projects, which rely on the commitment of significant financial and managerial resources and effective planning and management processes. We may be unable to implement these programs and projects effectively, efficiently or in a timely manner, which could result in poor customer experience, cost overruns, additional expenses, reputational harm, legal and regulatory actions and other adverse consequences.

If we are unable to maintain information technology systems, procedures (including technology continuity planning and recovery testing) and controls that function effectively without interruption and securely (including through a failure to replace or update redundant or obsolete hardware, applications or software systems), or to update our systems, we may not be able to successfully offer our products, conduct our business and account for transactions in an appropriate and timely manner and our relationships with clients could be adversely affected. We are dependent on vendors and other third parties to maintain reliable network systems that provide adequate speed and data capacity. For example, we utilize third-party cloud service providers in connection with certain aspects of our business and operations, and any disruption of, or interference with, our use of such cloud services could adversely impact our business and operations. We have from time to time experienced failures that result in the unavailability of information technology systems upon which our clients rely. Such failures could result in loss of business and adversely affect our financial condition and results of operations.
T he costs of complying with, or our failure to comply with, laws related to privacy, data security and data protection could adversely affect our financial condition, operating results and reputation.
I n providing services and solutions to our customers and operating our business, we process, store and transfer sensitive customer, end-consumer and Company data, including personal data, in and across multiple jurisdictions. As a result, we are or may become subject to a variety of laws and regulations regarding privacy, data protection and data security. These laws and regulations are continuously evolving and developing. At the state level, the NAIC Insurance Data Security Model Law is being enacted in a number of states, imposing an array of detailed security measures on insurance companies requiring annual attestation of our security program. In the past couple of years, the New York State Department of Financial Services has issued cybersecurity regulations and related alerts applicable to regulated entities aimed at detecting vulnerabilities and strengthening cybersecurity. With respect to privacy rights, in 2020, California passed a second comprehensive privacy law that further increases California residents' privacy rights, the California Privacy Rights Act. The scope and interpretation of the laws that are or may be applicable to us are continuously evolving, often uncertain and may be conflicting. All of these evolving compliance and operational requirements impose significant costs that are likely to increase over time and may restrict the way services involving data are offered, all of which may adversely affect our results of operations. Complying with these and similar laws and regulations requires us to make significant changes to our operations, which rely on the commitment of significant financial and managerial resources and effective planning and management processes. We may be unable to implement required operational changes effectively, efficiently or in a timely manner, which could result in cost overruns, additional expenses, reputational harm, legal and regulatory actions and other adverse consequences.
U nauthorized disclosure or transfer of personal or otherwise sensitive data, whether through systems failure, employee negligence, fraud, misappropriation or other means, by us, our vendors or other parties with whom we do business could subject us to significant litigation, monetary damages, regulatory enforcement actions, fines, criminal prosecution and other adverse consequences in one or more jurisdictions. Such events could result in negative publicity and damage to our reputation and cause us to lose clients, which could have a material adverse effect on our results of operations.
Macroeconomic, Political and Global Market Risks
G eneral economic, financial market and political conditions and conditions in the markets in which we operate may materially adversely affect our results of operations and financial condition.
L imited availability of credit, deterioration of the global markets, declines in consumer confidence and consumer spending, increases in prices or in the rate of inflation, periods of high unemployment, persistently low or rapidly increasing interest rates, disruptive geopolitical events and other events outside of our control, such as a major epidemic or a pandemic or political or civil unrest, could contribute to increased volatility and diminished expectations for the economy and the financial markets and may materially adversely affect our results of operations and financial condition. These conditions could adversely affect our business. Specifically, during periods of economic downturn:
• i ndividuals and businesses may (i) choose not to purchase our insurance products and other products and services, (ii) terminate existing policies or contracts or permit them to lapse and (iii) choose to reduce the amount of coverage they purchase;
• conditions in the markets in which we operate may deteriorate;
• c lients are more likely to underperform expectations, experience financial distress and declare bankruptcy, which could have an adverse impact on the remittance of premiums from such clients and the collection of receivables from such clients for items such as unearned premiums and could otherwise expose us to credit risk;
• t here is a higher loss ratio on credit card and installment loan insurance due to rising unemployment ;
• t here is an increased risk of fraudulent insurance claims; and

• t here may be substantial decreases in loan availability and origination, which could reduce the demand for credit insurance that we write.
T he ongoing COVID-19 pandemic and measures taken in response thereto have disrupted and will likely continue to disrupt normal business activity, which may adversely affect our business, results of operations and financial condition.
Given the Company is mainly reinsured business, we expect the direct impact to the company's operation to be minimal due to the COVID-19 pandemic. However, as the ongoing COVID-19 pandemic continues to have widespread impact on global economies, the financial markets, business practices and human capital resources and as the virus (and its variants) continues to spread, our Parent and reinsurers results of operations and financial condition may be adversely affected by: clients underperforming expectations or experiencing financial distress; customers experiencing difficulty paying premiums or cancelling coverages; an increase in the number of fraudulent insurance claims; an impairment in the value of our tangible or intangible assets; and fluctuations in the labor market. Our investment portfolio (and, specifically, the valuations and cash flows of investments we hold) may be adversely affected as a result of market developments from the COVID-19 pandemic and uncertainty regarding its outcome, including low interest rates, reduced liquidity, and a recession or continued slowdown in the U.S. economic conditions.
General Risk Factors
E mployee misconduct could harm us by subjecting us to significant legal liability, regulatory scrutiny and reputational harm.
O ur ability to attract, recruit, hire, motivate, develop and retain employees and clients depends upon our corporate culture. Our employees are the cornerstone of our culture and acts of misconduct by any employee, and particularly by senior management, could erode trust and confidence and damage our reputation. Our employees could engage or be accused of engaging in misconduct that subjects us to litigation, regulatory sanctions, financial costs and serious harm to our reputation or financial position. Employee misconduct could prompt regulators to allege or determine, on the basis of such misconduct, that we have not established an adequate program to inform employees of applicable rules or to detect and deter violations of such rules. It is not always possible to deter employee misconduct and the precautions we take to detect and prevent misconduct may not be effective. Misconduct by employees, or even unsubstantiated allegations, could have a material adverse effect on our financial position, reputation and business.
ITEM 10. INTERESTS OF NAMED EXPERTS AND COUNSEL
Mariana Wisk, Esq., who serves as an Assistant Secretary of the Company, has given a legal opinion as to the validity of the Contracts. In addition, Ms. Wisk owns less than 1% of shares of common stock of the Parent.
ITEM 11. INFORMATION WITH RESPECT TO THE REGISTRANT
(A) DESCRIPTION OF THE BUSINESS
Legal Organization
Union Security Life Insurance Company of New York is a stock life insurance company formed in 1971 and organized under the laws of the State of New York. It is a direct wholly-owned subsidiary of Assurant, Inc. ("Assurant"), which is a leading global business services company that supports, protects and connects major consumer purchases. Assurant operates in North America, Latin America, Europe and Asia Pacific. Assurant is traded on the New York Stock Exchange under the symbol "AIZ".
In this report, references to the "Company," "Union Security Life," "we," "us" or "our" refer to Union Security Life Insurance Company of New York.
Business Organization
The Company is licensed to sell life, health, annuity insurance, credit life and credit disability products in the State of New York and writes insurance products that are marketed by the Assurant Global Lifestyle operating segment of Assurant. However, most of the businesses of the Company were sold through reinsurance or coinsurance arrangements and therefore most revenue and income activity is offset by the reinsurance or coinsurance arrangements.
Our total 2021 revenues of $2.2 million consisted of $1.3 million of net investment income, $0.2 million of amortization of deferred gains on disposal of businesses, $0.2 million of net realized gains on investments and $0.5 million of net earned premiums. See Note 1 to the financial statements for more information.
Union Security Life does not have any publicly issued equity or debt securities. However, we are subject to certain filing requirements under the federal securities laws because we have issued certain variable and market value adjusted annuity contracts, which are required to be registered as securities. Assurant exited this line of business and sold the business segment, then referred to as FFG, to Talcott Resolution (formerly owned by The Hartford) in 2001. This sale was accomplished by means of reinsurance and modified coinsurance. As a result, Talcott Resolution is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If Talcott Resolution fails to fulfill its obligations, we will be obligated to perform the services and make the required payments and funding.
As of December 31, 2021, we had no direct employees and were supported by two Assurant employees who spent a portion of their time working for us virtually, as well as several Assurant employees in other locations supporting our legal, compliance, investment management, administrative, claims handling, actuarial, tax, accounting and financial functions. We believe that employee relations are satisfactory.
For additional information that relates to our and Assurant’s businesses, refer to Assurant’s 2021 Annual Report on Form 10-K filed with the SEC and available on the SEC’s website at www.sec.gov or through Assurant’s website at www.assurant.com.
(B) DESCRIPTION OF THE PROPERTY
Our Parent leases its office in New York, New York that serves as our headquarters. We believe that our leased property is adequate for our current business operations.
(C) LEGAL PROCEEDINGS
For a description of material pending legal proceedings in which we are involved, see Note 13 to the financial statements included in Item 11 (E).
(D) NOT APPLICABLE.

(E) FINANCIAL STATEMENTS

INDEX
Financial Statements of Union Security Life Insurance Company of New York
Report of Independent Registered Public Accounting Firm………………………………………………………………………….39
Balance Sheets as of December 31, 2021 and 2020 ……………………………………………………………………………..….41
Statements of Operations For Years Ended December 31, 2021, 2020 and 2019 …………………………….…………………42
Statements of Comprehensive Income For Years Ended December 31, 2021, 2020 and 2019 ……………………..…………43
Statements of Changes in Stockholder’s Equity For Years Ended December 31, 2021, 2020 and 2019 …………………...…44
Statements of Cash Flows For Years Ended December 31, 2021, 2020 and 2019 ………………………………………………45
Notes to Financial Statements…………………………………………………………………………………………………….……46

Financial Statement Schedules
Schedule I - Summary of Investments Other Than Investments in Related Parties as of December 31, 2021…………….…67
Schedule III - Supplementary Insurance Information as of December 31, 2021, 2020, and 2019 and for
the years then ended………………………………………………………………………………………………………………….....68
Schedule IV - Reinsurance as of December 31, 2021, 2020, and 2019 and for the years then ended……………………..….69

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Union Security Life Insurance Company of New York :

Opinion on the Financial Statements
We have audited the accompanying balance sheets of Union Security Life Insurance Company of New York (the “Company”) as of December 31, 2021 and 2020, and the related statements of operations, of comprehensive income, of changes in stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes and financial statement schedules listed in the accompanying index (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.
Valuation of Level 2 Fixed Maturity Securities
As described in Note 5 to the financial statements, the Company had $32.8 million of Level 2 fixed maturity securities as of December 31, 2021. Management uses a pricing service to value Level 2 securities which uses various observable market inputs. The pricing service prepares estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing, which include observable market inputs. The valuation models used by the pricing service can change from period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price the security. Management performs a periodic analysis to assess if the evaluated prices represent a reasonable estimate of the financial assets’ fair values.
The principal considerations for our determination that performing procedures relating to the valuation of the Company’s level 2 fixed maturity securities is a critical audit matter are the high degree of auditor effort in performing procedures and evaluating audit evidence related to the valuation.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of level 2 fixed maturity securities, including controls over management’s process to evaluate the fair values from the pricing service. These procedures also included, among others, (i) the involvement of professionals with specialized skill and knowledge to assist in assessing estimation uncertainty, (ii) developing an independent range of prices for the securities by obtaining independent pricing from third party vendors, and (iii) comparing management's investment fair values to the independent range of prices to evaluate the reasonableness of management's estimates.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 20, 2022

We have served as the Company's auditor since 2000.

Union Security Life Insurance Company of New York
Balance Sheets

	December 31,
	2021	2020
	(in millions except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $30.1 in 2021 and $38.4 in 2020)	$32.8	$42.6
Short-term investments	12.0	4.2
Total investments	44.8	46.8
Cash and cash equivalents	0.6	0.5
Reinsurance recoverables (net of allowances for credit losses of $0.3 and $0.4 at December 31, 2021 and 2020, respectively)	435.7	423.6
Other assets	1.7	1.3
Assets held in separate accounts	11.9	11.5
Total assets	$494.7	$483.7
Liabilities
Future policy benefits and expenses	$333.2	$328.7
Unearned premiums	2.2	2.3
Claims and benefits payable	101.0	93.5
Deferred gain on disposal of businesses	0.8	1.0
Accounts payable and other liabilities	0.3	0.2
Liabilities related to separate accounts	11.9	11.5
Total liabilities	449.4	437.2
Commitments and contingencies (Note 13)
Stockholder's equity
Common stock, par value $20 per share, 100,000 shares authorized, issued, and outstanding	2.0	2.0
Additional paid-in capital	39.6	39.6
Retained earnings	1.5	1.5
Accumulated other comprehensive income	2.2	3.4
Total stockholder's equity	45.3	46.5
Total liabilities and stockholder's equity	$494.7	$483.7
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Operations

	Years Ended December 31,
	2021	2020	2019
	(in millions)
Revenues
Net earned premiums	$0.5	$0.6	$0.7
Net investment income	1.3	1.6	1.9
Net realized gains on investments	0.2	0.1	—
Amortization of deferred gains on disposal of businesses	0.2	0.3	0.2
Total revenues	2.2	2.6	2.8
Benefits, losses and expenses
Policyholder benefits	0.2	0.4	0.3
Underwriting, general and administrative expenses	0.5	1.0	0.6
Total benefits, losses and expenses	0.7	1.4	0.9
Income before provision for income taxes	1.5	1.2	1.9
Provision for income taxes	0.3	0.2	0.3
Net income	$1.2	$1.0	$1.6
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Comprehensive Income

	Years Ended December 31,
	2021	2020	2019
	(in millions)
Net income	$1.2	$1.0	$1.6
Other comprehensive (loss) income:
Change in unrealized gains on securities, net of taxes of $0.3 million, $(0.2) million, and $(0.3) million, respectively	(1.2)	0.7	1.0
Total other comprehensive (loss) income	(1.2)	0.7	1.0
Total comprehensive income	$—	$1.7	$2.6
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Changes in Stockholder's Equity
Years Ended December 31, 2021, 2020 and 2019

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in millions)
Balance, January 1, 2019	$2.0	$45.2	$0.4	$1.7	$49.3
Net income	—	—	1.6	—	1.6
Dividends to Parent (1)	—	(3.4)	(1.3)	—	(4.7)
Other comprehensive income	—	—	—	1.0	1.0
Balance, December 31, 2019	$2.0	$41.8	$0.7	$2.7	$47.2
Cumulative effect of change in accounting principles, net of taxes (2)	—	—	(0.2)	—	(0.2)
Net income	—	—	1.0	—	1.0
Dividends to Parent (1)	—	(2.4)	—	—	(2.4)
Parental loan extinguishment (3)	—	0.2	—	—	0.2
Other comprehensive income	—	—	—	0.7	0.7
Balance, December 31, 2020	$2.0	$39.6	$1.5	$3.4	$46.5
Net income	—	—	1.2	—	1.2
Dividends to Parent	—	—	(1.2)	—	(1.2)
Other comprehensive loss	—	—	—	(1.2)	(1.2)
Balance, December 31, 2021	$2.0	$39.6	$1.5	$2.2	$45.3
(1) Dividends are required to be deducted from retained earnings available as of the dividend date and when depleted, deducted from additional paid-in capital.
(2) Amount relates to the adoption of a new accounting standard for accounting for expected credit losses for assets held at amortized cost, which established allowances for such expected credit losses as of January 1, 2020. See Note 2 for additional information.
(3) Amount relates to a loan from Parent that was extinguished during 2020, which in accordance with ASC 470, Debt, was treated as a capital transaction given it was between related entities.
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Cash Flows

	Years Ended December 31,
	2021	2020	2019
	(in millions)
Operating activities
Net income	$1.2	$1.0	$1.6
Adjustments to reconcile net income to net cash used in operating activities:
Noncash revenues, expenses, gains and losses included in income:
Amortization of deferred gains on disposal of businesses	(0.2)	(0.3)	(0.2)
Depreciation and amortization	0.1	—	(0.1)
Deferred tax expense	—	(0.2)	(0.1)
Net realized gains on investments	(0.2)	(0.1)	—
Changes in operating assets and liabilities:
Reinsurance recoverable	0.5	(0.2)	0.3
Insurance policy reserves and expenses	(0.6)	0.1	(0.1)
Other assets and other liabilities	(0.2)	0.4	(0.3)
Taxes payable	0.1	—	0.1
Other	0.1	—	—
Net cash provided by operating activities	0.8	0.7	1.2
Investing activities
Sales of:
Fixed maturity securities available for sale	9.1	0.5	11.6
Equity securities	—	—	—
Maturities, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	12.7	8.1	3.2
Purchases of:
Fixed maturity securities available for sale	(13.4)	(3.5)	(11.5)
Change in short-term investments	(7.9)	(3.6)	0.2
Net cash provided by investing activities	0.5	1.5	3.5
Financing activities
Cash dividends paid	(1.2)	(2.4)	(4.7)
Net cash used in financing activities	(1.2)	(2.4)	(4.7)
Change in cash and cash equivalents	0.1	(0.2)	—
Cash and cash equivalents at beginning of period	0.5	0.7	0.7
Cash and cash equivalents at end of period	$0.6	$0.5	$0.7
Supplemental information:
Income taxes paid	$0.2	$0.4	$0.4
See the accompanying Notes to Financial Statements

Notes to Financial Statements
(In millions except number of shares, per share amounts, number of securities and number of loans)
1. NATURE OF OPERATIONS AND ITEMS IMPACTING BASIS OF PRESENTATION
O verview: Union Security Life Insurance Company of New York (the "Company") is domiciled in New York and is a provider of life, health, annuity insurance, credit life and credit disability products. The Company's financial statements also reflect the assets, liabilities and activity associated with businesses that were sold through reinsurance and coinsurance arrangements. In 2016 Assurant entered into a reinsurance agreement with Sun Life and Health Insurance Company (U.S.) ("Sun Life") for the sale of its Assurant Employee Benefits ("AEB") segment. In 2001, Assurant entered into a reinsurance agreement with Talcott Resolution (formerly owned by The Hartford) for the sale of the Fortis Financial Group ("FFG") division. In 2000, the Company divested its Long-Term Care ("LTC") operations to John Hancock Life Insurance Company, a subsidiary of Manulife Financial Corporation ("John Hancock"). Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet.
T he Company is a wholly-owned subsidiary of the Parent. The Parent's common stock is traded on the New York Stock Exchange under the symbol "AIZ".
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
T he Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in millions, except for number of shares, per share amounts and number of loans.
Use of Estimates
T he preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts. The items affected by the use of estimates include but are not limited to, investments, reinsurance recoverables, other assets, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.
Fair Value
T he Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 5 for additional information.
Investments
F ixed maturity securities are classified as available-for-sale as defined in the investments guidance and are reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities, the excess is an unrealized gain; and, if lower than amortized cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in AOCI.
E ffective January 1, 2020, the Company adopted certain changes to the accounting and reporting for impairments involving available for sale securities, including presentation of credit-related impairments as an allowance rather than as an other-than-temporary impairment, eliminating duration of unrealized losses as a consideration when assessing recognition of an impairment, recognition of credit impairments upon purchase of securities as applicable, and requiring reversals of previously recognized credit-related impairments when applicable.
F or available for sale fixed maturity securities in an unrealized loss position for which the Company does not intend to sell or for which it is more likely than not that the Company would not be required to sell before an anticipated recovery in value, the Company evaluates whether the decline in fair value has resulted from credit losses or other factors. In making this assessment, the Company considers the extent to which fair value is less than amortized cost basis, changes to the credit rating of the security by a nationally recognized statistical ratings organization and any adverse conditions specifically related to the security, industry or geographic area, among other factors. If this assessment indicates a potential credit loss may exist, the present value of cash flows expected to be collected are compared to the security’s amortized cost basis. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit-related impairment exists, and a charge to income and an associated allowance for credit losses is recorded for the credit-related impairment. Any impairment not related to credit losses is recorded through other comprehensive income. The amount of the allowance for credit losses is limited to the amount by which fair value is less than the amortized cost basis. Upon recognizing a credit-related impairment, the cost basis of the security is not adjusted.
S ubsequent changes in the allowance for credit losses are recorded as provision for, or reversal of, credit loss expense. For fixed maturities where the Company records a credit loss, a determination is made as to the cause of the impairment and whether the Company expects a recovery in the value. Write-offs are charged against the allowance when management concludes the financial asset is uncollectible. For fixed maturities where the Company expects a recovery in value, the effective yield method is utilized, and the investment is amortized to par.
F or available for sale fixed maturity securities that the Company intends to sell, or for which it is more likely than not that the Company will be required to sell before recovery of its amortized cost basis, the entire impairment loss, or difference between the fair value and amortized cost basis of the security, is recognized in net realized gains (losses). The new cost basis of the security is the previous amortized cost basis less the impairment recognized and is not adjusted for any subsequent recoveries in fair value.
T he Company reports receivables for accrued investment income separately from fixed maturities available for sale and elected not to measure allowances for credit losses for accrued investment income as uncollectible balances are written off in a timely manner.
S hort-term investments include securities and other investments with durations of one year or less, but greater than three months, between the date of purchase and maturity. These amounts are reported at cost or amortized cost, which approximates fair value.
R ealized gains and losses on sales of investments are recognized on the specific identification basis.
I nvestment income is recorded as earned and reported net of investment expenses.
T he Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield for the majority of the Company's mortgage-backed and structured securities.
Cash and Cash Equivalents
T he Company considers all highly liquid securities and other investments with durations of three months or less between the date of purchase and maturity to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable and other liabilities.
Reinsurance
F or both ceded and assumed reinsurance, risk transfer requirements must be met for reinsurance accounting to apply. If risk transfer requirements are not met, the contract is accounted for as a deposit, resulting in the recognition of cash flows under the contract through a deposit asset or liability and not as revenue or expense. To meet risk transfer requirements, a reinsurance contract must include both insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss for the assuming entity. Similar risk transfer criteria are used to determine whether directly written insurance contracts should be accounted for as insurance or as a deposit.
R einsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized as a reduction to premiums earned over the terms of the underlying reinsured policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company’s primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and typically holds collateral (in the form of funds withheld, trusts and letters of credit) as security under the reinsurance agreements.
E ffective January 1, 2020, the Company adopted the expected credit loss model for reinsurance recoverables. The Company uses a probability of default and loss given default methodology in estimating the allowance, whereby the credit ratings of reinsurers are used in determining the probability of default. The allowance is established for reinsurance recoverables on paid and unpaid future policy benefits and claims and benefits. Prior to applying default factors, the net exposure to credit risk is reduced for any collateral for which the right of offset exists, such as funds withheld, assets held in trust and letters of credit, which are part of the reinsurance arrangements, with adjustments to include consideration of credit exposure on the collateral. The methodology used by the Company incorporates historical default factors for each reinsurer based on their credit rating using comparably rated bonds as published by a major ratings service. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing and other relevant factors.
P rior to January 1, 2020, an allowance for doubtful accounts was recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, historical collection experience and current economic conditions.
R einsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in-force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.
Other Assets
O ther assets include prepaid items, income tax receivable, deferred income tax assets and accrued investment income.
Separate Accounts
A ssets and liabilities associated with separate accounts relate to premium and annuity considerations for variable annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the underlying accounts involve investment-type annuity contracts and/or are subject to reinsurance.
Reserves
R eserves are established using generally accepted actuarial methods and reflect judgments about expected future premium and claim payments. Factors used in their calculation include experience derived from historical claim payments, expected future premiums and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, reporting lags, expenses, inflation rates, future investment earnings, internal claims processing costs and other relevant factors. The estimation of reserves includes an element of uncertainty given that management is using historical information and methods to project future events and reserve outcomes.
T he recorded reserves represent the Company’s best estimate at a point in time of the ultimate costs of settlement and administration of a claim or group of claims based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including: changes in the economic cycle, inflation, natural or human-made catastrophes, judicial trends, legislative changes and claims handling procedures.
M any of these items are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claims reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on the Company’s earnings in the periods in which such increases or decreases are made. However, based on information currently available, the Company believes its reserve estimates are adequate.

T he following table provides reserve information for our major product lines for the years ended December 31, 2021 and 2020:

	December 31, 2021				December 31, 2020
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Universal life and other products no longer offered	$—	$—	$0.4	$—	$0.5	$—	$0.4	$—
Disposed and run-off businesses	333.2	2.2	75.0	6.8	328.2	2.3	64.4	6.8
Short Duration Contracts:
Disposed and run-off businesses	—	—	18.6	0.2	—	—	21.7	0.2
Total	$333.2	$2.2	$94.0	$7.0	$328.7	$2.3	$86.5	$7.0
For additional information regarding our reserves, see Note 10.
Long Duration Contracts
F uture policy benefits and expense reserves for LTC and the traditional life insurance contracts fully covered by reinsurance and no longer offered are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the discount, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company’s experience. These assumptions reflect anticipated trends and include provisions for adverse deviations.
C laims and benefits payable for policies fully covered by reinsurance are equal to the present value of future benefit payments and related expenses. These amounts are estimated based on assumptions as to inflation, mortality, morbidity and discount rates as well as other assumptions that are based on the Company's experience.
C hanges in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are updated.
Short Duration Contracts
T he Company’s short duration contracts include group insurance contracts no longer offered, credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported (“IBNR”) reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Factors used in the calculation include experience derived from historical claim payments and actuarial assumptions including loss development factors and expected loss ratios.
C hanges in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are updated.
Contingencies
A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to legal and regulatory matters, which are inherently difficult to evaluate and are subject to significant changes.
Premiums
Long Duration Contracts
P remiums for long term care insurance and life insurance contracts no longer offered are recognized as revenue when due from the policyholder. For investment-type annuity contracts, revenues consist of charges assessed against policy balances.

Short Duration Contracts
T he Company’s short duration contracts revenue is recognized over the contract term in proportion to the amount of insurance protection provided.
Underwriting, General and Administrative Expenses
U nderwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits, and other general operating expenses.
Income Taxes
T he Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are utilized in the consolidated federal tax return.
C urrent federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. The impact of changes in tax rates on all deferred tax assets and liabilities are required to be reflected within income on the enactment date, regardless of the financial statement component where the deferred tax originated.
T he Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.
Comprehensive Income
C omprehensive income is comprised of net income, and net unrealized gains and losses on securities classified as available for sale, less deferred income taxes.
Recent Accounting Pronouncements — Adopted
M easurement of credit losses on financial instruments held at amortized cost (“CECL”): In June 2016, the Financial Accounting Standards Board ("FASB") issued amended guidance on reporting credit losses for assets held at amortized cost and available for sale debt securities. For assets held at amortized cost, the amended guidance eliminates the probable recognition threshold and instead requires an entity to reflect the current estimate of all expected credit losses. For available for sale debt securities, credit losses are measured in a manner similar to accounting requirements in effect prior to adoption; however, the amended guidance requires that credit-related impairment losses be presented as an allowance rather than as a permanent impairment. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, premium receivables, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The Company adopted this standard as of January 1, 2020. Refer to Note 3 for additional information.
Simplifying the Accounting for Income Taxes: In December 2019, the FASB issued new guidance to simplify the accounting for income taxes by removing certain exceptions to the general principles and also simplify areas such as franchise taxes, step-up in tax basis goodwill, separate entity financial statements and interim recognition of enactment of tax laws or rate changes. The Company adopted this standard as of January 1, 2021, with no material impact on its financial position or results of operations.
Recent Accounting Pronouncements — Not Yet Adopted
T argeted improvements to the accounting for long-duration contracts: In August 2018, the FASB issued guidance that provides targeted improvements to the accounting for long-duration contracts. The guidance includes the following primary changes: assumptions supporting benefit reserves will no longer be locked-in but must be updated at least annually with the impact of changes to the liability reflected in earnings (except for discount rates); the discount rate assumptions will be based on upper-medium grade (low credit risk) fixed-income instrument yield instead of the earnings rate of invested assets; the discount rate must be evaluated at each reporting date and the impact of changes to the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income; the provision for adverse deviation is eliminated; and premium deficiency testing is eliminated. Other noteworthy changes include the following: differing models for amortizing deferred acquisition costs will become uniform for all long-duration contracts based on a constant rate over the expected term of the related in force contracts; all market risk benefits associated with deposit contracts must be reported at fair value with changes reflected in income except for changes related to credit risk which will be recognized in other comprehensive income; and disclosures will be expanded to include disaggregated roll forwards of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs, as well as information about significant inputs, judgments, assumptions and methods used in measurement.
T he guidance is effective for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years. Early adoption is permitted. Generally, the amendments are applied retrospectively as of the beginning of the earliest period presented with two transition options available for changing the assumptions. The Company is evaluating the requirements of this guidance and the potential impact on the Company's financial position and results of operations.
F acilitation of the Effects of Reference Rate Reform on Financial Reporting: In March 2020, the FASB issued guidance which provides optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued.
T he relief is applicable only to legacy contracts if the amendments made to the agreements are solely for reference rate reform activities. The provisions must be applied consistently for all relevant transactions other than derivatives, which may be applied at a hedging relationship level. The guidance is effective upon issuance. The guidance on contract modifications is applied prospectively from any date beginning March 12, 2020. The provisions of this update are only available until December 31, 2022, when the reference rate replacement activity is expected to have been completed.
The adoption of this standard is expected to have no material impact on the Company’s financial position and results of operations.
3. Allowance for Credit Losses
T he Company adopted the expected credit loss standard using a modified retrospective method for all financial assets measured at amortized cost. Results for the reporting periods beginning January 1, 2020 and after are presented under such method while prior period amounts are reported in accordance with previous applicable GAAP. The Company recorded a decrease of $0.2 million to retained earnings, net of tax, as of January 1, 2020 for the cumulative impact of adoption.
The total allowance for credit losses for the financial assets was $0.3 million and $0.4 million as of December 31, 2021 and 2020, respectively.
F or the year ended December 31, 2021, the net decrease in the allowance for credit losses that increased pre-tax income was $0.1 million, which is included in underwriting, general and administrative expenses.
Reinsurance Recoverables
A s part of the Company’s overall risk and capacity management strategy, reinsurance is used to mitigate certain risks underwritten by various business segments. The Company is exposed to the credit risk of reinsurers, as the Company remains liable to insureds regardless of whether related reinsurance recoverables are collected. As of December 31, 2021 and 2020, reinsurance recoverables totaled $435.7 million and $423.6 million, respectively, the majority of which are protected from credit risk by various types of collateral or other risk mitigation mechanisms, such as trusts, letters of credit or by withholding the assets in a modified coinsurance or funds withheld arrangement.
T he Company utilizes external credit ratings published by S&P Global Ratings, a division of S&P Global Inc., at the balance sheet date when determining the allowance. Where rates are not available, the Company assigns default credit ratings based on if the reinsurer is authorized or unauthorized. Of the total recoverables subject to the allowance, 99% were rated A- or better and 1% were rated BBB or BB for the year ended December 31, 2021; and 100% were rated A- or better for the year ended December 31, 2020.
T he following table presents the changes in the allowance for credit losses for reinsurance recoverables for the periods indicated:

Total
Balance, December 31, 2019	$—
Cumulative effect of adoption	0.3
Current period change for credit losses	0.1
Balance, December 31, 2020	0.4
Current period change for credit losses	$(0.1)
Balance, December 31, 2021	$0.3

F or the year ended December 31, 2021, the current period change for credit losses was $(0.1) million, primarily due to an increase in collateral held as security under the reinsurance agreements. For the year ended December 31, 2020, the current period change for credit losses was $0.1 million, primarily due to the increased risk of anticipated recoveries upon default following the recent economic impact related to COVID-19. When determining the allowances as of December 31, 2021 and 2020, the Company did not increase default probabilities by reinsurer since there had been no credit rating downgrades or major negative credit indications of the Company's reinsurers that has impacted rating. The allowance may be increased and income reduced in future periods if there are future ratings downgrades or other measurable information supporting an increase in reinsurer default probabilities, including collateral reductions.
4. INVESTMENTS
T he following tables show the cost or amortized cost, gross unrealized gains and losses, and fair value of the Company's fixed maturity securities as of the dates indicated:

	December 31, 2021
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.9	$—	$—	$0.9
States, municipalities and political subdivisions	0.5	—	—	0.5
Foreign governments	0.5	0.1	—	0.6
Residential mortgage-backed	4.4	—	—	4.4
Commercial mortgage-backed	2.0	—	—	2.0
U.S. corporate	16.2	1.9	—	18.1
Foreign corporate	5.6	0.7	—	6.3
Total fixed maturity securities	$30.1	$2.7	$—	$32.8

	December 31, 2020
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.9	$—	$—	$0.9
States, municipalities and political subdivisions	2.0	0.1	—	2.1
Foreign governments	0.3	0.1	—	0.4
Residential mortgage-backed	1.1	0.1	—	1.2
Commercial mortgage-backed	0.7	—	—	0.7
U.S. corporate	27.0	3.0	—	30.0
Foreign corporate	6.4	0.9	—	7.3
Total fixed maturity securities	$38.4	$4.2	$—	$42.6

T he cost or amortized cost and fair value of fixed maturity securities at December 31, 2021 by contractual maturity are shown below. Actual maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2021
	Cost or Amortized Cost	Fair Value
Due in one year or less	$2.5	$2.5
Due after one year through five years	11.8	12.2
Due after five years through ten years	7.4	8.6
Due after ten years	2.0	3.0
Total	23.7	26.3
Residential mortgage-backed	4.4	4.5
Commercial mortgage-backed	2.0	2.0
Total	$30.1	$32.8
T he following table shows the major categories of net investment income for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
Fixed maturity securities	$1.4	$1.7	$1.9
Other	—	—	0.1
Total investment income	1.4	1.7	2.0
Investment expenses	(0.1)	(0.1)	(0.1)
Net investment income	$1.3	$1.6	$1.9
No material investments of the Company were non-income producing for the years ended December 31, 2021, 2020 and 2019.
T he following table summarizes the proceeds from sales of available-for-sale fixed maturities and the gross realized gains and gross realized losses that have been recognized in the statement of operations as a result of those sales for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
Proceeds from sales	$9.1	$0.5	$11.6
Gross realized gains	0.2	0.1	—
Gross realized losses	—	—	—
Net realized gains (losses) from sales of fixed maturity securities	$0.2	$0.1	$—
The following table sets forth the net realized gains (losses) recognized in the statement of operations for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
Net realized gains (losses) related to sales:
Net realized gains (losses) from sales of fixed maturity securities	$0.2	$0.1	$—
The Company had fixed maturity securities of $0.9 million as of December 31, 2021 and 2020, respectively, on deposit with various governmental authorities as required by law.
5. FAIR VALUE DISCLOSURES
Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures
T he fair value measurements and disclosure guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company has categorized its recurring fair value basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

T he fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and takes into account factors specific to the asset or liability.
The levels of the fair value hierarchy are described below:
•  L evel 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.
•  L evel 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset or liability. The observable inputs are used in valuation models to calculate the fair value for the asset or liability.
•  L evel 3 inputs are unobservable but are significant to the fair value measurement for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.
T he Company reviews fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.
T he following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2021 and 2020. The amounts presented below for cash equivalents differ from the amounts presented in the balance sheet because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for assets and liabilities held in separate accounts are received directly from third parties.

	December 31, 2021
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.9	$—		$0.9		$—
States, municipalities and political subdivisions	0.6	—		0.6		—
Foreign governments	0.6	—		0.6		—
Commercial mortgage-backed	2.0	—		2.0		—
Residential mortgage-backed	4.5	—		4.5		—
U.S. Corporate	18.0	—		18.0		—
Foreign Corporate	6.2	—		6.2		—
Short-term investments	12.0	12.0	(1)	—		—
Cash equivalents	0.4	0.4	(1)	—		—
Assets held in separate accounts	11.9	7.8	(2)	4.1	(3)	—
Total financial assets	$57.1	$20.2		$36.9		$—
Financial Liabilities
Liabilities related to separate accounts	$11.9	$7.8	(2)	$4.1	(3)	$—

	December 31, 2020
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.9	$—		$0.9		$—
States, municipalities and political subdivisions	2.1	—		2.1		—
Foreign governments	0.4	—		0.4		—
Commercial mortgage-backed	0.7	—		0.7		—
Residential mortgage-backed	1.2	—		1.2		—
U.S. Corporate	30.0	—		30.0		—
Foreign Corporate	7.3	—		7.3		—
Short-term investments	4.2	4.2	(1)	—		—
Cash equivalents	0.2	0.2	(1)	—		—
Assets held in separate accounts	11.5	6.8	(2)	4.7	(3)	—
Total financial assets	$58.5	$11.2		$47.3		$—
Financial Liabilities
Liabilities related to separate accounts	$11.5	$6.8	(2)	$4.7	(3)	$—
(1)  Primarily includes money market funds.
(2)  Primarily includes mutual funds and related obligations.
(3)  Primarily includes fixed maturity securities and related obligations.
T he Company held no level 3 assets or liabilities during the years ended December 31, 2021 and 2020.
T hree different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, the Company uses valuation techniques consistent with the market approach including matrix pricing and comparables. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but, rather, relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.
I ncome approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date.
C ost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
W hile not all three approaches are applicable to all financial assets or liabilities, where appropriate, the Company may use one or more valuation techniques. For all the classes of financial assets and liabilities included in the above hierarchy, the Company generally uses the market valuation technique. For the years ended December 31, 2021 and 2020, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.
Level 1 Securities
T he Company's investments and liabilities classified as Level 1 as of December 31, 2021 and 2020, consisted of mutual funds and related obligations and money market funds that are publicly listed and/or actively traded in an established market.

Level 2 Securities
T he Company uses a pricing service to value Level 2 securities using various observable market inputs. The pricing service prepares estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The Company uses the following observable market inputs (“standard inputs”), listed in the approximate order of priority, in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for level 2 investment types follow:
U.S. government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by the Company's pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.
States, municipalities and political subdivisions: States, municipalities and political subdivisions securities are priced by the Company's pricing service using material event notices and new issue data inputs in addition to the standard inputs.
Foreign governments: Foreign government securities are priced by the Company's pricing service using standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.
Commercial mortgage-backed and residential mortgage-backed and asset-backed: Commercial mortgage-backed and residential mortgage-backed are priced by the Company's pricing service using monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.
U.S. and foreign corporate: Corporate securities are priced by the Company's pricing service using standard inputs. Non-investment grade securities within this category are priced by the Company's pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.
Short-term investments, cash equivalents, and assets held in separate accounts and liabilities related to separate accounts: To price the fixed maturity securities and related obligations in these categories, the pricing service utilizes the standard inputs.
V aluation models used by the pricing service can change from period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security.
M anagement evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:
•  whether there are few recent transactions,
•  whether little information is released publicly,
•  whether the available prices vary significantly over time or among market participants,
•  whether the prices are stale (i.e., not current), and
•  the magnitude of the bid-ask spread.
I lliquidity did not have a material impact in the fair value determination of the Company's financial assets as of December 31, 2021 or 2020.
T he Company generally obtains one price for each financial asset. The Company performs a periodic analysis to assess if the evaluated prices represent a reasonable estimate of the financial assets' fair values. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases, the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize the Company's assets in the fair value hierarchy.
Fair Value of Financial Instruments Disclosures
T he financial instruments guidance requires disclosure of fair value information about financial instruments, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheet. However, this guidance excludes certain financial instruments, including those related to insurance contracts.
F or the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheet equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for additional information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:
•  Cash and cash equivalents;
•  Fixed maturity securities;
•  Short-term investments;
•  Assets held in separate accounts; and
•  Liabilities related to separate accounts.
I n estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheet, the Company used the following methods and assumptions:
Policy reserves under investment products: the fair values for the Company's policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.
T he following tables disclose the carrying value, fair value and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the balance sheet as of the dates indicated:

	December 31, 2021
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$4.8	$5.4	$—	$—	$5.4

	December 31, 2020
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$5.2	$6.5	$—	$—	$6.5
(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

6. INCOME TAXES

T he Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. The components of income tax expense (benefit) were as follows for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
Current income tax expense	$0.3	$0.4	$0.4
Deferred income tax (benefit) expense	—	(0.2)	(0.1)
Total income tax expense	$0.3	$0.2	$0.3
A reconciliation of the federal income tax rate to the Company's effective income tax rate follows for the periods indicated:

	December 31,
	2021	2020	2019
Federal income tax rate:	21.0%	21.0%	21.0%
Reconciling items:
Tax exempt interest	(1.3)	(3.8)	(2.9)
Dividend received deduction	(0.3)	(0.4)	(0.1)
Other	—	(0.2)	(30.0)
Effective income tax rate:	19.4%	16.6%	(12.0)%
The Company had no li ability for unrecognized tax benefits as of and for each of the years ended December 31, 2021, 2020, and 2019.The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
T he Parent files its consolidated income tax returns in the U.S. and various state jurisdictions. The Parent has substantially concluded all U.S. federal income tax matters for years through 2015. Substantially all state and local income tax matters have been concluded for the years through 2012.
T he tax effects of temporary differences that result in deferred tax assets and deferred tax liabilities are as follows as of the dates indicated:

	December 31,
	2021	2020
Deferred tax assets
Deferred acquisition costs	$1.4	$1.3
Deferred gain on disposal of business	0.2	0.2
Investments, net	0.1	0.1
Other	0.2	0.3
Total deferred tax assets	1.9	1.9

Deferred tax liabilities
Net unrealized appreciation on securities	(0.6)	(0.9)
Total deferred tax liabilities	(0.6)	(0.9)
Net deferred income tax assets	$1.3	$1.0
T he calculation of the valuation allowance is made at the consolidated return group level and analyzed at the separate company level . No valuation allowance has been recorded because it is management’s assessment that it is more likely than not that the gross deferred tax assets in the table above will be realized.
T he Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, a valuation allowance may need to be recorded in the future.

As of December 31, 2020, the Company had no net operating loss, capital loss or tax credit carryforwards for U.S. federal income tax purposes.
7. STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 100,000 shares of common stock with a par value of $20 per share. All shares are issued and outstanding as of December 31, 2021 and 2020 and are owned by the Parent (see Note 1 to the Financial Statements). The Company paid dividends to its Parent of $1.2 million, $2.4 million, and $4.7 million during the years ended December 31, 2021, 2020 and 2019, respectively. In 2020, the Parent extinguished an $0.2 million substantive debt that was owed by the Company which resulted in a non-cash capital increase within additional paid in capital.
T he maximum amount of dividends which can be paid by State of New York insurance companies to shareholders without prior approval of the New York Department of Financial Services is subject to restrictions relating to statutory surplus (see as described in Note 8 to the Financial Statements).
8. STATUTORY INFORMATION
T he Company prepares an Annual Statement on the basis of statutory accounting principles (“SAP”) prescribed or permitted by the New York State Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.
T he principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; 9) the criteria for obtaining reinsurance accounting treatment, as well as presentation of reinsurance, is different under SAP than under GAAP; and 10) deferred gains on the sale of reinsurance are recognized as a surplus under SAP and as a liability under GAAP.
R econciliations of net income and stockholder’s equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:

	Net Income			Stockholder's Equity
	2021	2020	2019	2021	2020
Based on SAP	$1.1	$1.2	$2.5	$42.7	$43.1
Investment valuation difference	(0.1)	—	—	2.6	4.2
Deferred taxes	—	0.2	0.1	(0.3)	(0.6)
Deferred gain on disposal of businesses and gains on disposal of businesses	0.1	(0.3)	(1.0)	(0.8)	(1.0)
Other differences	0.1	(0.1)	—	1.1	0.8
Based on GAAP	$1.2	$1.0	$1.6	$45.3	$46.5
Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid ordinary cash dividends of $1.2 million during the year ended December 31, 2021. No extraordinary dividends were declared and paid in 2021. The Company declared and paid ordinary cash dividends of $2.4 million during the year ended December 31, 2020. No extraordinary dividends were declared and paid in 2020. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the lesser of 10% of the insurer’s surplus as regards to policyholders on December 31 of the preceding year, or the net gain from operations, or exceeds 30 percent of its surplus to policyholders. Dividends may only be paid out of earned surplus. The Company has the ability, under state regulatory requirements, to dividend up to $1.6 million to the Parent in 2022 without permission from the New York Department of Financial Services. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.
S tate regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company’s total adjusted capital (“TAC”) to its RBC (the “RBC Ratio”). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.
Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100%, but less than 200% (the “Company Action Level”), the company must submit a RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.
A s of December 31, 2021, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2021, the TAC of the Company subject to RBC requirements was $42.9 million, and the corresponding Authorized Control Level was $2.5 million.
9. REINSURANCE
I n the ordinary course of business, the Company is involved in the cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of the dates indicated:

	2021	2020
Ceded future policyholder benefits and expense	$333.0	$328.7
Ceded unearned premium	2.2	2.3
Ceded claims and benefits payable	100.2	92.7
Ceded paid losses	0.3	(0.1)
Total	$435.7	$423.6
A key credit quality indicator for reinsurance is the A.M. Best Company ("A.M. Best") financial strength ratings of the reinsurer. A.M. Best financial strength ratings are an independent opinion of a reinsurer’s ability to meet ongoing obligations to policyholders. The A.M. Best ratings for the reinsurers in new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a quarterly basis, or sooner based on developments. The following table provides the reinsurance recoverable as of December 31, 2021 grouped by A.M. Best financial strength ratings:

A.M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$328.2	$2.2	$100.3	$0.3	$431.0
B++ or B+	5.0	—	—	—	5.0
Not Rated	—	—	—	—	—
Total	333.2	2.2	100.3	0.3	436.0
Less: Allowance	(0.2)	—	(0.1)	—	(0.3)
Total Reinsurance recoverable	$333.0	$2.2	$100.2	$0.3	$435.7
T he Company has used reinsurance to exit certain businesses, including the disposals of AEB, FFG and LTC. The reinsurance recoverables relating to these dispositions amounted to $435.3 million as of December 31, 2021. The three r einsurers with the largest reinsurance recoverable balances relating to these dispositions were Sun Life, John Hancock, and Talcott Resolution (formerly owned by The Hartford). The A.M. Best financial strength ratings of these three insurers were A+, A+ and B++, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of Sun Life, John Hancock and Talcott Resolution. Most of the assets backing reserves relating to reinsurance recoverables from Sun Life, John Hancock and Talcott Resolution are held in trust. If these reinsurers become insolvent, the Company would be exposed to the risk that assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to the company

T he following table presents the reinsurance recoverable from John Hancock, Sun Life, Talcott Resolution, and other reinsurers as of December 31, 2021 and 2020.

	Years Ended December 31,
Reinsurer	2021	2020
John Hancock	$410.2	$394.0
Sun Life	20.1	23.3
Talcott Resolution	5.0	5.3
Other reinsurers	0.4	1.0
Total	$435.7	$423.6
T he largest risk is with John Hancock. As of December 31, 2021 there is $864.6 million held in trust to support the coinsurance arrangement. If the value of the assets in this trust falls below the value of the associated statutory liabilities, John Hancock will be required to put more assets in the trust.
Refer to Note 2 for additional information on the methodology.
T he effect of reinsurance on premiums earned and benefits incurred was as follows for the period indicated:

	Years Ended December 31,
	2021			2020			2019
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$8.1	$0.6	$8.7	$7.7	$2.0	$9.7	$8.0	$12.2	$20.2
Premiums ceded	(8.1)	(0.1)	(8.2)	(7.7)	(1.4)	(9.1)	(8.0)	(11.5)	(19.5)
Net earned premiums	$—	$0.5	$0.5	$—	$0.6	$0.6	$—	$0.7	$0.7
Direct policyholder benefits	$35.3	$0.5	$35.8	$26.5	$2.8	$29.3	$56.8	$8.3	$65.1
Policyholder benefits ceded	(35.3)	(0.3)	(35.6)	(26.5)	(2.4)	(28.9)	(56.8)	(8.0)	(64.8)
Net policyholder benefits	$—	$0.2	$0.2	$—	$0.4	$0.4	$—	$0.3	$0.3
T he Company utilizes ceded reinsurance for loss protection and capital management, client risk and profit sharing and business divestitures.
Business Divestitures
A s referenced in Note 1, the Company has used reinsurance or coinsurance to sell certain businesses, such as for the disposals of AEB, FFG and LTC.
T he reinsurance agreement associated with the FFG sale also stipulates that Talcott Resolution contributes funds to increase the value of the separate account assets relating to annuity business sold if such value declines below the value of the associated liabilities. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments.
I n addition, the Company would be responsible for administering all of the reinsured or coinsured businesses in the event of reinsurer or coinsurer insolvency. The Company does not currently have the administrative systems and capabilities to process these businesses. Accordingly, the Company would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers or coinsurers of these businesses. The Company might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.
A s of December 31, 2021, the Company was not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of Sun Life, John Hancock, or Talcott Resolution that reinsure the AEB, FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers’ obligations.
S un Life, John Hancock, and Talcott Resolution have paid their obligations when due and there have been no disputes.
10. RESERVES
Short Duration Contracts
T he Company’s short duration contracts are mainly comprised of disposed and run-off business. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 to the Financial Statements for further information.

Disposed and Run-off Short Duration Insurance Lines

D isposed business includes certain medical policies no longer offered and AEB policies disposed of via reinsurance. Reserves for previously disposed business are included in the Company’s reserves in accordance with the insurance guidelines. The Company maintains an offsetting reinsurance recoverable related to the AEB reserves. See Note 9 to the Financial Statements for further information.
Long Duration Contracts
T he Company’s long duration contracts are primarily comprised of life insurance policies (no longer offered), FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 to the Financial Statements for further information.
Disposed and Run-off Long Duration Insurance Lines
R eserves for previously disposed FFG and LTC businesses are included in the Company’s reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 to the Financial Statements for additional information on previously disposed business.
Reserve Roll Forward
T he following table provides a roll forward of the Company’s beginning and ending claims and benefits payable balances. Claims and benefits payable is the liability for unpaid loss and loss adjustment expenses and are comprised of case and IBNR reserves.
S ince unpaid loss and loss adjustment expenses are estimates, the Company’s actual losses incurred may be more or less than the Company’s previously developed estimates, which is referred to as either unfavorable or favorable development, respectively.
T he best estimate of ultimate loss and loss adjustment expenses is generally selected from a blend of methods that are applied consistently each period. There have been no significant changes in the methodologies and assumptions utilized in estimating the liability for unpaid loss and loss adjustment expenses for any of the periods presented.

	Years Ended December 31,
	2021	2020	2019
Claims and benefits payable, at beginning of year	$93.5	$89.7	$94.4
Less: Reinsurance ceded and other	(93.4)	(89.6)	(94.3)
Net claims and benefits payable, at beginning of year	0.1	0.1	0.1
Incurred losses and loss adjustment expenses related to:
Current Year	0.3	0.3	0.2
Total incurred losses and loss adjustment expenses	0.3	0.3	0.2
Paid losses and loss adjustment expenses related to:
Current year	0.2	0.2	0.2
Prior years	0.1	0.1	—
Total paid losses and loss adjustment expenses	0.3	0.3	0.2
Net claims and benefits payable, at end of year	0.1	0.1	0.1
Plus: Reinsurance ceded and other	100.9	93.4	89.6
Claims and benefits payable, at end of year	$101.0	$93.5	$89.7

11. ACCUMULATED OTHER COMPREHENSIVE INCOME

C ertain amounts included in the statement of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes) for the periods indicated:

Year Ended December 31, 2021
Accumulated other comprehensive income (1)
Balance at December 31, 2020	$3.4
Change in accumulated other comprehensive income before reclassifications	(1.1)
Amounts reclassified from accumulated other comprehensive income	(0.1)
Net current-period other comprehensive loss	(1.2)
Balance at December 31, 2021	$2.2

Year Ended December 31, 2020
Accumulated other comprehensive income (1)
Balance at December 31, 2019	$2.7
Change in accumulated other comprehensive income before reclassifications	0.8
Amounts reclassified from accumulated other comprehensive income	(0.1)
Net current-period other comprehensive income	0.7
Balance at December 31, 2020	$3.4

Year Ended December 31, 2019
Accumulated other comprehensive income
Balance at December 31, 2018	$1.7
Change in accumulated other comprehensive income before reclassifications	$1.0
Amounts reclassified from accumulated other comprehensive income	$—
Net current-period other comprehensive income	$1.0
Balance at December 31, 2019	$2.7
(1) Accumulated other comprehensive income consists of net unrealized gains on securities.
T he following tables summarize the reclassifications out of AOCI for the periods indicated:

Details about AOCI components	Amount reclassified from AOCI			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2021	2020	2019
Unrealized losses (gains) on securities	$(0.1)	$(0.1)	$—	Net realized gains on investments
Total reclassifications for the period	$(0.1)	$(0.1)	$—	Net of tax

12. RELATED PARTY TRANSACTIONS
T he Company receives various services from the Parent and its affiliates. These services include assistance in corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net amounts paid for services and obligations to the Parent and its affiliates for the years ended December 31, 2021, 2020 and 2019 were $0.3 million, $0.5 million, $0.1 million, respectively. The Parent also pays all income tax payments on behalf of the Company. The income tax payments made by the Parent were $0.2 million, $0.4 million and $0.4 million for the years ended December 31, 2021, 2020 and 2019, respectively. Administrative expenses allocated to the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.
13. COMMITMENTS AND CONTINGENCIES
Legal and Regulatory Matters
T he Company is involved in a variety of litigation and legal and regulatory proceedings relating to its current and past business operations and, from time to time, it may become involved in other such actions, both as a defendant and as a plaintiff.
A lthough the Company cannot predict the outcome of any pending legal or regulatory proceeding, or the potential losses, fines, penalties or equitable relief, if any, that may result, it is possible that such outcome could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, on the basis of currently available information, management does not believe that the pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Life Insurance Company of New York
As of December 31, 2021
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in millions)
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.9	$0.9	$0.9
States, municipalities and political subdivisions	0.5	0.5	0.5
Foreign governments	0.5	0.6	0.6
Residential mortgage-backed	4.4	4.4	4.4
Commercial mortgage-backed	2.0	2.0	2.0
U.S. corporate	16.2	18.1	18.1
Foreign corporate	5.6	6.3	6.3
Total fixed maturity securities	30.1	32.8	32.8
Short-term investments	12.0		12.0
Total investments	$42.1		$44.8

Union Security Life Insurance Company of New York
as of December 31, 2021, 2020 and 2019 and for the years then ended
Schedule III — Supplementary Insurance Information

	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Other operating expenses*
	(in millions)
2021	$333.2	$2.2	$101.0	$0.5	$1.3	$0.2	$0.5
2020	$328.7	$2.3	$93.5	$0.6	$1.6	$0.4	$1.0
2019	$326.4	$2.5	$89.7	$0.7	$1.9	$0.3	$0.6
* Includes underwriting, general and administrative expenses.

Union Security Life Insurance Company of New York
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
	(in millions)
Year Ended December 31, 2021
Life Insurance in Force	$29.5	$15.8	$—	$13.7	—%
Premiums:
Life insurance	$0.8	$0.7	$—	$0.1	—%
Accident and health insurance	7.9	7.5	—	0.4	—%
Total earned premiums	$8.7	$8.2	$—	$0.5	—%
Benefits:
Life insurance	$1.4	$1.3	$—	$0.1	—%
Accident and health insurance	34.4	34.3	—	0.1	—%
Total policyholder benefits	$35.8	$35.6	$—	$0.2	—%

Year Ended December 31, 2020
Life Insurance in Force	$37.9	$21.9	$—	$16.0	—%
Premiums:
Life insurance	$0.6	$0.5	$—	$0.1	—%
Accident and health insurance	9.1	8.6	—	0.5	—%
Total earned premiums	$9.7	$9.1	$—	$0.6	—%
Benefits:
Life insurance	$1.0	$1.0	$—	$—	—%
Accident and health insurance	28.3	27.9	—	0.4	—%
Total policyholder benefits	$29.3	$28.9	$—	$0.4	—%

Year Ended December 31, 2019
Life Insurance in Force	$68.1	$48.4	$—	$19.7	—%
Premiums:
Life insurance	$1.0	$0.9	$—	$0.1	—%
Accident and health insurance	19.2	18.6	—	0.6	—%
Total earned premiums	$20.2	$19.5	$—	$0.7	—%
Benefits:
Life insurance	$1.9	$1.8	$—	$0.1	—%
Accident and health insurance	63.2	63.0	—	0.2	—%
Total policyholder benefits	$65.1	$64.8	$—	$0.3	—%

(F) RESERVED. Not applicable.
(G) SUPPLEMENTAL FINANCIAL DATA. Not applicable.
(H) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Some of the statements under “Business,” “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this registration statement for the fiscal year ended December 31, 2021, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, may constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the use of words such as “will,” “may,” "can," “anticipates,” “expects,” “estimates,” “projects,” “intends,” “plans,” “believes,” “targets,” “forecasts,” “potential,” “approximately,” or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. We undertake no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments. For a discussion of the risk factors that could affect our actual results, see “Risk Factors” in this registration statement. These risk factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this registration statement.
The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and accompanying notes which appear elsewhere in this registration statement. It contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this registration statement, particularly under the section titled “Risk Factors.”
The following discussion covers the year ended December 31, 2021 (“Twelve Months 2021”), and year ended December 31, 2020 (“Twelve Months 2020”). Please see the discussion that follows for a more detailed analysis of the fluctuations. Our comparative analysis of Twelve Months 2020 and the year ended December 31, 2019 is included under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form S-1 for the fiscal year ended December 31, 2020 filed with the SEC on April 15, 2021.
Critical Factors Affecting Results
Our results depend on, among other things, the appropriateness of our product pricing, underwriting and the accuracy of our reserving methodology for future policyholder benefits and claims, returns on and values of invested assets and our ability to manage our expenses and achieve expense savings. Factors affecting these items, including conditions in financial markets, the global economy and the markets in which we operate, may have a material adverse effect on our results of operations or financial condition. For more information on these factors that could affect our results, see “Risk Factors.”
For Twelve Months 2021, net cash provided by operating activities was $0.8 million; net cash provided by investing activities was $0.5 million and net cash used in financing activities was $1.2 million. We had $0.6 million in cash and cash equivalents as of December 31, 2021. Please see “Liquidity and Capital Resources,” below for further details.
Revenues
We generate revenues primarily from the sale of our insurance policies and service contracts, and from investment income earned on our investments. Sales of insurance policies are recognized in revenue as earned premiums.
Our premium and fee income is supplemented by income earned from our investment portfolio. We recognize revenue from interest payments, dividends and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. Both investment income and changes in market value on these investments can be significantly affected by changes in interest rates.
Interest rate volatility can increase or reduce unrealized gains or losses in our investment portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the market value of, fixed maturity and short-term investments.
The fair market value of the fixed maturity securities in our investment portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. The fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed maturity securities will generally increase or decrease with interest rates. We also have investments that are subject to pre-payment risk, such as mortgage-backed and asset-backed securities. Interest rate fluctuations may cause actual net investment income and/or timing of cash flows from such investments to differ from estimates made at the time of investment. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities, commercial mortgage obligations and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, in these circumstances we may be required to reinvest those funds in lower-interest earning investments.
Expenses
Our expenses are primarily policyholder benefits and underwriting, general and administrative expenses.
Policyholder benefits are affected by our claims management programs, reinsurance coverage, contractual terms and conditions, regulatory requirements, economic conditions, and numerous other factors. Benefits paid or reserves required for future benefits could substantially exceed our expectations, causing a material adverse effect on our business, results of operations and financial condition.
Underwriting, general, and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, general operating expenses and income taxes. We continue to undertake various expense savings initiatives while also making investments in talent, capabilities and technology, among other things, which will impact our expenses.
Critical Accounting Estimates
Certain items in our financial statements are based on estimates and judgment. Differences between actual results and these estimates and judgments could in some cases have material impacts on our financial statements. The following critical accounting policies require significant estimates and judgment:
• Reserves, Net of Reinsurance
• Valuation of Investments, including Evaluation of Credit Losses
Reserves, Net of Reinsurance
Reserves are established using generally accepted actuarial methods and reflect judgments about expected future claim payments. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, reporting lags, expenses, inflation rates, future investment earnings, internal claims processing costs and other relevant factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the estimation of reserves includes an element of uncertainty given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent our best estimate at a point in time of the ultimate costs of settlement and administration of a claim or group of claims, based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency and other factors. These variables are affected by both external and internal events, including: changes in the economic cycle, inflation, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated.
Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claim reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on our earnings in the periods in which such increases or decreases are made. However, based on information currently available, we believe our reserve estimates are adequate.
Reinsurance Recoverables
We utilize reinsurance for loss protection and capital management and business dispositions. Reinsurance recoverables were $435.7 million and $423.6 million as of December 31, 2021 and 2020, respectively, which include amounts we are owed by reinsurers for claims paid as well as those included in reserve estimates that are subject to the reinsurance. Reinsurance premiums paid are amortized as reductions to premium over the terms of the underlying reinsured policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves. Reinsurance recoverables include amounts we are owed by reinsurers for claims paid as well as those included in reserve estimates that are subject to the reinsurance.
We use a probability of default and loss given default methodology in estimating an expected credit loss allowance, whereby the credit ratings of reinsurers are used in determining the probability of default. The allowance is established for reinsurance recoverables on paid and unpaid future policy benefits and claims and benefits. Prior to applying default factors, the net exposure to credit risk is reduced for any collateral for which the right of offset exists, such as funds withheld, assets held in trust and letters of credit, which are part of the reinsurance arrangements, with adjustments to include consideration of credit exposure on the collateral. Our methodology incorporates historical default factors for each reinsurer based on their credit rating using comparably rated bonds as published by a major ratings service. The allowance is based upon our ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing and other relevant factors.
We have used reinsurance and coinsurance to exit certain businesses, including the disposals of Assurant Employee Benefits ("AEB"), Fortis Financial Group ("FFG") and Long-Term Care ("LTC"). The reinsurance recoverables relating to these dispositions amounted to $435.3 million and $422.6 million at December 31, 2021 and 2020, respectively.
In the ordinary course of business, we are involved in the cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31, 2021 and 2020:

	2021	2020
Ceded future policyholder benefits and expenses	$333.0	$328.7
Ceded unearned premium	2.2	2.3
Ceded claims and benefits payable	100.2	92.7
Ceded paid losses	0.3	(0.1)
Total	$435.7	$423.6
For additional information regarding our reserves and reinsurance recoverables, see Notes 9 and 10 to the Financial Statements included elsewhere in this Report.
Short Duration Contracts
Claims and benefits payable reserves for short duration contracts include: (1) case reserves for known claims which are unpaid as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to us as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Periodically, we review emerging experience and make adjustments to our reserves and assumptions where necessary.
Risks related to claims and benefits payable for products related to the sale of AEB have been fully ceded via reinsurance. While we have not been released from our contractual obligation to the policyholders, changes in and deviations from economic, mortality, morbidity and withdrawal assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Long Duration Contracts
Reserves for future policy benefits represent the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions reflect best estimates for expected investment yield, inflation, mortality, morbidity, expenses and withdrawal rates. These assumptions are based on our experience to the extent it is credible, modified where appropriate to reflect current trends, industry experience and provisions for possible unfavorable deviation. We also record an unearned revenue reserve which represents premiums received which have not yet been recognized in our statements of operations.
Risks related to the reserves recorded for certain discontinued individual life, annuity and long-term care insurance policies have been fully ceded via reinsurance. While we have not been released from our contractual obligation to the policyholders, changes in and deviations from economic, mortality, morbidity and withdrawal assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Valuation of Investments
In determining the estimated fair value of our investments, fair values are primarily based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices for identical or similar investments in markets that are not active, or other observable inputs. If these observable inputs are not available, or observable inputs are not determinable, unobservable inputs or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments. The methodologies, assumptions and inputs utilized are described in Note 4 to the Financial Statements.

Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. Our ability to sell investments and the price ultimately realized for investments depends upon the demand and liquidity in the market.
Recent Accounting Pronouncements
Refer to Note 2 to the Financial Statements.
Results of Operations
Overview
The table below presents information regarding our results of operations:

	For the Years Ended December 31,
	2021	2020
Revenues:
Net earned premiums	$0.5	$0.6
Net investment income	1.3	1.6
Net realized gains on investments	0.2	0.1
Amortization of deferred gains on disposal of businesses	0.2	0.3
Total revenues	2.2	2.6
Benefits, losses and expenses:
Policyholder benefits	0.2	0.4
Underwriting, general and administrative expenses	0.5	1.0
Total benefits, losses and expenses	0.7	1.4
Income before provision for income taxes	1.5	1.2
Provision for income taxes	0.3	0.2
Net income	$1.2	$1.0
Year Ended December 31, 2021 Compared to the Year Ended December 31, 2020
Net Income
Net income increased $0.2 million, or 20%, to $1.2 million for Twelve Months 2021 from $1.0 million for Twelve Months 2020. The increase was primarily related to a decrease in the allowance for credit losses. See Note 3 to the Financial Statements for further information.
Total Revenues
Total revenues decreased $0.4 million, or 15%, to $2.2 million for Twelve Months 2021 from $2.6 million for Twelve Months 2020. The decrease was primarily attributable to lower investment income from fixed maturities due to lower average assets and lower yields.
Total Benefits, Losses and Expenses
Total benefits, losses and expenses decreased $0.7 million, or 50%, to $0.7 million for Twelve Months 2021 from $1.4 million for Twelve Months 2020. The decrease was primarily attributable to lower underwriting, general and administrative expenses due to a decrease in the allowance for credit losses. Also contributing to the decrease is a reduction in deficiency reserves for the Company's health business that is in run-off.
Investments
Refer to Notes 4 and 5 to the Financial Statements included elsewhere in this report.
Liquidity and Capital Resources
The primary sources of funds for the Company consist of premiums and fees collected, proceeds from the sales and maturity of investments and investment income. Cash is primarily used to pay insurance claims, agent commissions, operating expenses and taxes. We generally invest our excess funds in order to generate investment income. We also have the ability to receive capital infusions from our Parent, if needed. Please see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for additional information related to our Parent.

Regulatory Requirements
In August 2021, the Company's financial strength rating was withdrawn at our Parent Company's request, following the sale of their disposed Global Preneed business.
Cash Flows
We monitor cash flows and cash flow forecasts on a monthly basis. Trend and variance analyses are used to project future cash needs making adjustments to the forecasts when needed.
The table below shows our recent net cash flows for the periods indicated:

	For the Years Ended December 31,
	2021	2020
Net cash provided by (used in):
Operating activities	$0.8	$0.7
Investing activities	0.5	1.5
Financing activities	(1.2)	(2.4)
Net change in cash	$0.1	$(0.2)
Cash Flows for the Years Ended December 31, 2021 and 2020
Operating activities:
We typically generate operating cash inflows from premiums collected from our insurance products and income received from our investments while outflows consist of policy acquisition costs, benefits paid, and operating expenses. These net cash flows are then invested to support the obligations of our insurance products and required capital supporting these products. Our cash flows from operating activities are affected by the timing of premiums, fees, and investment income received and expenses paid.
Net cash provided by operating activities was $0.8 million and $0.7 million for the years ended December 31, 2021 and 2020, respectively. The change in operating activities between the years was immaterial as most of the business is in run-off.
Investing Activities:
Net cash provided by investing activities was $0.5 million and $1.5 million for the years ended December 31, 2021 and 2020, respectively. Cash flows from investing activities decreased given the ongoing run off of the credit insurance business and normal changes in our operating portfolio.
Financing Activities:
Net cash used in financing activities was $1.2 million and $2.4 million for the years ended December 31, 2021 and 2020, respectively, related solely to cash dividends paid to our Parent.
Contractual Obligations and Commitments
We have contractual obligations to third parties as a result of our operations, as detailed in the table below by maturity date as of December 31, 2021:

	As of December 31, 2021
	Total		Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Insurance liabilities (1)	$1.4	—	$0.3	$0.3	$0.2	$0.6
(1)  Insurance liabilities reflect undiscounted estimated cash payments expected to be made to policyholders, net of expected future premium cash receipts on in-force policies and excluding fully reinsured discontinued operations whose inclusion would be potentially distortive. The total gross reserve for fully reinsured run-off operations that was excluded is $433.1 million which, if the reinsurers defaulted, would be payable over a 30+ year period with the majority of the payments occurring after 5 years. Additional information on the reinsurance arrangements can be found in Note 9 to the Financial Statements included elsewhere in this report. As a result of these assumptions, the amounts presented in this table do not agree to the future policy benefits and expenses and claims and benefits payable in the balance sheet.

Liabilities for future policy benefits and expenses and claims and benefits payable have been included in the contractual obligations table. Significant uncertainties relating to these liabilities include mortality, morbidity, expenses, persistency, investment returns, inflation, contract terms and the timing of payments.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.
(I) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.
None.
(J) QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
We are exposed to potential loss from various market risks, in particular interest rate risk and credit risk.
Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in investment yields and changes in spreads due to credit risks and other factors.
Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. We assume counterparty credit risk in many forms. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. We have exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.
Interest Rate Risk
Interest rate risk arises as we invest substantial funds in interest-sensitive fixed income assets, such as fixed maturity securities, mortgage-backed and asset-backed securities and commercial mortgage loans, primarily in the United States. There are two forms of interest rate risk - price risk and reinvestment risk. Price risk occurs when fluctuations in interest rates have a direct impact on the market valuation of these investments. As interest rates rise, the market value of these investments falls, and conversely, as interest rates fall, the market value of these investments rises. Reinvestment risk is primarily associated with the need to reinvest cash flows (primarily coupons and maturities) in an unfavorable lower interest rate environment. In addition, for securities with embedded options such as callable bonds, mortgage-backed securities and certain asset-backed securities, reinvestment risk occurs when fluctuations in interest rates have a direct impact on expected cash flows. As interest rates fall, an increase in prepayments on these assets results in earlier than expected receipt of cash flows forcing us to reinvest the proceeds in an unfavorable lower interest rate environment. Conversely, as interest rates rise, a decrease in prepayments on these assets results in later than expected receipt of cash flows forcing us to forgo reinvesting in a favorable higher interest rate environment.
We manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities.
The interest rate sensitivity relating to price risk of our fixed maturity securities investment portfolio is assessed hypothetically using scenarios that assume several positive and negative parallel shifts of the yield curves. We have assumed that the yield curve shifts are equal in direction and magnitude. The individual securities are repriced under each scenario using a valuation model. For investments such as callable bonds and mortgage-backed securities and asset-backed securities, a prepayment model is used in conjunction with a valuation model. Our actual experience may differ from the results noted below particularly due to assumptions utilized or if events occur that were not included in the methodology. The following tables summarize the results of this analysis for bonds, mortgage-backed securities and asset-backed securities held in our investment portfolio as of the dates indicated:
Interest Rate Movement Analysis
of Market Value of Fixed Maturity Securities Investment Portfolio
As of December 31, 2021

Basis points	–100	–50	0	50	100
Total market value	$34.2	$33.5	$32.8	$32.1	$31.4
% Change in market value from base case	4.27%	2.13%	—%	(2.13)%	(4.27)%
$ Change in market value from base case	$1.4	$0.1	$—	$(0.1)	$(1.4)

As of December 31, 2020

Basis points	–100	–50	0	50	100
Total market value	$43.4	$42.7	$42.6	$41.4	$40.8
% Change in market value from base case	1.88%	0.23%	—%	(2.82)%	(4.23)%
$ Change in market value from base case	$0.8	$0.1	$—	$(1.2)	$(1.8)
Credit Risk
We have exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.
Our risk management strategy and investment policy is to invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to any one issuer. We attempt to limit our credit exposure by imposing fixed maturity portfolio limits on individual issuers based upon credit quality. Currently our portfolio limits are 1.5% for issuers rated AA- and above, 1% for issuers rated A- to A+, 0.75% for issuers rated BBB- to BBB+, 0.38% for issuers rated BB- to BB+ and 0.25% for issuers rated B and below. These portfolio limits are further reduced for certain issuers with whom we have credit exposure on reinsurance agreements. For our portfolio limits, we use credit ratings from Moody's, S&P, Fitch Ratings, Inc. and DBRS, Inc. (collectively the "NRSROs") to determine an issuer's rating. When three or more credit ratings are available for an issuer, the second lowest rating will be used. When two or fewer credit ratings are available for an issuer the lower rating will be used.
The following table presents our fixed maturity securities investment portfolio by ratings of the NRSROs as of the dates indicated:

	December 31, 2021		December 31, 2020
Rating	Fair Value	Percentage of Total	Fair Value	Percentage of Total
Aaa/Aa/A	$22.2	68%	$30.7	72%
Baa	10.6	32%	11.9	28%
Total	$32.8	100%	$42.6	100%
We are also exposed to the credit risk of our reinsurers. When we purchase reinsurance, we are still liable to our insureds regardless of whether we get reimbursed by our reinsurer. As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks that we underwrite.
We had $435.7 million and $423.6 million of reinsurance recoverables as of December 31, 2021 and 2020, respectively, the majority of which are protected from credit risk by various types of risk mitigation mechanisms such as trusts, letters of credit or by withholding the assets in a modified coinsurance or co-funds-withheld arrangement. For example, reserves of $20.1 million, $5.0 million and $410.2 million as of December 31, 2021 and $23.3 million, $5.3 million and $394.0 million as of December 31, 2020, relating to coinsurance arrangements with Sun Life, Talcott Resolution (formerly owned by The Hartford) and John Hancock (a subsidiary of Manulife Financial Corporation), respectively, related to sales of businesses that are backed by trusts. If the value of the assets in these trust falls below the value of the associated liabilities, Sun Life and John Hancock, as applicable, will be required to put more assets in the trusts. We may be dependent on the financial condition of Sun Life and John Hancock, whose A.M. Best ratings are A+ and A+, respectively. A.M. Best currently maintains a stable outlook on each of their financial strength ratings. For recoverables that are not protected by these mechanisms, we are dependent solely on the credit of the reinsurer. Occasionally, the credit worthiness of the reinsurer becomes questionable. See the section entitled “Risk Factors” for further information. A majority of our reinsurance exposure has been ceded to companies rated A+ by A.M. Best.

(K) EXECUTIVE OFFICERS
The table below sets forth certain information, as of April 20, 2022, concerning each person deemed to be an Executive Officer of the Company. There are no arrangements or understandings between any Executive Officer and any other person pursuant to which the officer was selected.

Name	Age	Positions
Paula M. SeGuin	54	Chairman of the Board; Chief Executive Officer, President and Director; Director of Compliance, Assurant, Inc.
Dawn Lamnin	51	Vice President; Senior Vice President and Director, Financial Services, Assurant, Inc.
Athanasios Bolovinos	40	Chief Financial Officer and Treasurer; Vice President, Assistant Controller, Assurant, Inc.
Paula M. SeGuin, Chairman of the Board, Chief Executive Officer, President, and Director; Director of Compliance, Assurant, Inc.  Please see Ms. SeGuin's biography in the section below entitled "DIRECTORS".

Athanasios Bolovinos, Chief Financial Officer and Treasurer; Vice President, Assistant Controller, Assurant, Inc. Mr. Bolovinos has served as Chief Financial Officer and Treasurer of the Company since December 21, 2018. He has served as Vice President and Assistant Controller of Assurant, Inc. since 2017. Before joining Assurant, Mr. Bolovinos served as Finance Manager from 2015 to 2017 for General Reinsurance. From 2011 to 2015, Mr. Bolovinos served as Vice President of Finance for Navigators Insurance Company.

Dawn Lamnin, Vice President and Director.  Please see Ms. Lamnin’s biography in the section below entitled “DIRECTORS”.

Code of Ethics. The Assurant Code of Business Conduct and Ethics (the "Code of Ethics") is applicable to all employees, officers and directors, including the executive officers of the Company. The Code of Ethics may be found under the “Corporate Governance” subsection of the “Investor Relations” section of the Parent’s website at http://ir.assurant.com .

DIRECTORS
We currently have seven directors. The biographies of each of the directors below contain information regarding the person's service as a director, business experience, director positions held currently and/or during the last five years, and experience that led the Company to conclude that they should serve as directors.

Larry M. Cains, Director.  Mr. Cains, 75, has served as a director of the Company since May 2013. Previously, he served as Senior Vice President of Assurant, Inc. from 1988 until his retirement in September 2006. His strong financial and operational experience, both at Assurant and other companies, led the Company to conclude that he should serve as a director.

Dawn Lamnin, Director.  Ms. Lamnin, 51, began serving as Vice President of the Company on May 9, 2019, and served as Chairman of the Board from May 9, 2019 until May 4, 2020. She has also served as Senior Vice President of Financial Services [(a business line within Global Lifestyles, an operating segment of Assurant, Inc.) since April, 2019.  Prior to this, she served as Vice President of Financial Services from June, 2016 to May, 2019.  Having also held other roles, she has worked within the business lines of Assurant since 1996.  Mrs. Lamnin’s product and business knowledge led the Company to conclude that she should serve as director.

Melissa J.T. Hall, Director.  Ms. Hall, 57, has served as a director of the Company since September 2005. She has also served as Senior Vice President, Tax of Assurant, Inc. since August 2005, having previously served as Vice President, Tax and Financial Ratings since July 1997. Ms. Hall's 18 years of experience at the Parent and her valuable financial and tax experience led the Company to conclude that she should serve as a director.

Eric Kurzrok, Director. Mr. Kurzrok, 45, was appointed as a director of the Company in March, 2016. He has also served as an Assistant Treasurer of Assurant, Inc. since 2017, and as a Vice President and Actuary, Ratings and Capital, of Assurant, Inc. since 2008. Mr. Kurzrok is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries.

Terry J. Kryshak, Director.  Mr. Kryshak, 71, has served as a director of the Company since April 1991. Previously, he served as Senior Vice President of the Company from 1999 until he retired in January 2011. Mr. Kryshak's extensive experience in the administration and operation of the Company led the Company to conclude that he should serve as a director.

Esther L. Nelson, Director.  Ms. Nelson, 69, has served as a director of the Company since April 1999. Ms. Nelson served as the General and Artistic Director of the Boston Lyric Opera Association from September 2008 until June 2021. Prior to this position, Ms. Nelson was a Management Consultant to various artistic associations in New York, Virginia, Tennessee, Maine and Germany. Ms. Nelson also served as general director of Glimmerglass Opera from 1996 to 2002. Ms. Nelson's valuable leadership and management experience led the Company to conclude that she should serve as a director.

Paula M. SeGuin, Director.  Ms. SeGuin, 54, began serving as Chairman of the Board since May 4, 2020, and Chief Executive Officer as of March 1, 2016. She has served as President of the Company since January 2013, as Assistant Secretary of the Company from 2000 to 2016 and as a director of the Company since May 2007. She also served as Chief Administrative Officer from 2004 to 2013 and as Vice President from 2000 to 2013. Ms. SeGuin has also served as Director of Compliance at Assurant, Inc. since January 2005. Ms. SeGuin's day-to-day administrative experience at the Parent led the Company to conclude that she should serve as a director.
(L) COMPENSATION DISCUSSION AND ANALYSIS
I. Executive Summary
Introduction
This Compensation Discussion and Analysis ("CD&A") provides a detailed review of the compensation principles and strategic objectives governing the compensation of the following individuals, who were serving as our named executive officers during 2021:

Paula M. SeGuin	Chairman of the Board, Chief Executive Officer and President; Director of Compliance, Assurant, Inc.
Athanasios Bolovinos	Treasurer and Chief Financial Officer; Vice President, Assistant Controller, Assurant, Inc.
Dawn Lamnin	Vice President; Senior Vice President, Financial Services, Assurant, Inc.

Throughout this CD&A, we refer to the above-named individuals as our "named executive officers" or "NEOs." Because the Company is a wholly-owned subsidiary of Assurant, Inc. (hereafter, "Assurant" or the "Parent") and each of the NEOs has or had a role at the Parent (or a division of the Parent) as of December 31, 2021 in addition to serving as an officer of the Company, our compensation programs, awards and measures are primarily based on and part of the compensation program of the Parent.

The 2021 compensation of Mses. SeGuin and Lamnin and Mr. Bolovinos was based on a compensation program focused on the goals and objectives of the Parent. All of our NEOs participated in the Parent's long-term equity incentive program in 2021.

For more detailed information on Assurant's 2021 compensation programs, awards and objectives, please see Assurant's Proxy Statement, as filed with the SEC on March 22, 2022.

Our Executive Compensation Principles
Our core executive compensation principles are based on the principles of Assurant and are set forth below:

Executive compensation opportunities at the Company should be sufficiently competitive to attract and retain talented executives who can successfully execute the Company's business strategy while remaining at levels that are aligned with the interests of shareholders. 1
Annual incentive and long-term equity incentive programs at Assurant, including at the Company, should motivate our executives to deliver above-average results.
A significant portion of target total direct compensation provided to our NEOs should be tied to financial performance and stock price performance. 1

Our executive compensation programs should be informed by strong governance practices that reinforce our pay for performance philosophy, support our culture of accountability and encourage prudent risk management.
__________________
1     Union Security Life Insurance Company of New York does not have securities that are publicly traded and, therefore, all references to shares and shareholders in this CD&A refer to those of the Parent.

II. The Compensation Decision Making Process
The Compensation Committee of the Parent's Board of Directors (the "Assurant Compensation Committee") oversees Assurant's executive compensation program and advises the full Assurant Board on general aspects of Assurant's compensation and benefit policies.

The compensation of the Company’s Chief Executive Officer was determined through a process whereby senior management at the Parent annually reviews her performance and compensation and makes decisions regarding her compensation. The same process was utilized to determine the compensation for the Company’s Chief Financial Officer. The compensation of Ms. Lamnin was determined through a process whereby senior management at Global Lifestyle annually reviews her performance and compensation and makes decisions regarding their compensation.

The Chief Executive Officer of the Parent also provides input, in consultation with the Parent's Chief Financial Officer and Chief Administrative Officer, on the annual incentive plan performance goals that apply to the Company's NEOs.

Level of Compensation Provided
Market Positioning.  Assurant and the Company believe that the best way to attract and retain top talent while maintaining appropriate levels of compensation is to provide target total direct compensation opportunities to our NEOs at levels and on terms that are competitive with the market and/or peer companies, as further described below. The relative levels of each element of total direct compensation (base salary, annual incentive and long-term equity incentive) are also determined by reference to these benchmarks.

Company-Level Named Executive Officers - Company Market Survey Data.  The Company is not a publicly-traded company and does not have a compensation peer group; however, it does rely on certain market survey data to set target total direct compensation that is competitive with the market. The Company targets base salary at the 50th percentile of market. Compensation levels for total direct compensation (including mix of base pay, short- and long-term incentive compensation) are established based upon market data for comparable positions at comparable companies in the insurance and financial services industries. Short- and long-term incentive compensation are aligned with recommended targets for each NEO's grade and scope of responsibility.

III. Elements of Our Executive Compensation Program

Base Salaries
The base salary for each NEO is intended to be competitive with that of available market data reviewed by Assurant. In 2021, base salaries for certain NEOs were increased to the amounts shown in column (c) of the Summary Compensation Table below.

Annual Incentive Compensation
Overview.   For the enterprise, consistent with its long-term growth strategy, Assurant has allocated 42% of the target annual incentive opportunity provided to its employees to profitability measures, 28% to top-line revenue growth for specified areas and 30% to individual performance. The Compensation Committee of Assurant set the annual incentive performance goals of net operating income excluding reportable catastrophe losses (“NOI”) and top-line revenue from net earned premiums and fee income for 2021 based on the performance of Assurant, Inc. As further described below, Assurant uses operating measures for these financial targets because they exclude the impact of net realized gains (losses) on investments and other unusual and/or non-recurring or infrequent items. Management takes a number of factors into account when developing recommended performance goals. In any given year, these factors may include results from prior years, opportunities for strategic growth and economic trends that may impact our business (e.g., levels of consumer spending, unemployment rates, mortgage default rates or prevailing conditions in the credit markets).

2021 Annual Incentive Compensation for the Company's NEOs: Financial Metrics. 2 For 2021, Assurant sought to establish financial targets that were challenging and would motivate its senior executives to deliver profitable growth. For the NEOs, the financial targets apply to the Parent. Profitability, weighted at 42%, is measured by the performance results of Assurant’s NOI. 3 Top-line revenue, weighted at 28%, is measured by revenue from net earned premiums and fee income. The remaining portion of the NEOs' 2021 annual incentive goal is based on their individual performance, weighted at 30%.

Annual Incentive Performance Results. 4  For the NEOs, the performance levels for 2021 that would result in 0.0, 0.5, 0.9, 1.0, 1.1, 1.5 and 2.0 multipliers for Assurant NOI were $538, $577, $622, $641, $660, $705 and $744 million, respectively. Assurant's NOI for 2021 was $672 million. The performance levels for 2021 that would result in 0.0, 0.5, 0.9, 1.0, 1.1, 1.5 and 2.0 multipliers for Assurant's top-line revenue were $7,865, $8,427, $8,895, $9,363, $9,831, $10,299 and $10,861 million, respectively. Assurant's top-line revenue for 2021 was $9,744 million. Based on the above metrics and performance results, the 2021 annual incentive performance multiplier for enterprise goals was 1.16 for all employees, including the NEOs.

The individual performance multiplier for 2021 for the NEOs was 1.00 for Ms. SeGuin, 1.77 for Mr. Bolovinos and 1.41 for Ms. Lamnin.

Based on the above metrics, enterprise performance results and individual performance results, the composite annual performance multiplier for Ms. Seguin was 1.11, for Mr. Bolovinos was 1.34 and for Ms. Lamnin 1.23.

The performance targets described above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.

The following table shows target annual incentive compensation, the weighted average multipliers for each NEO and the resulting annual incentive award payout for 2021:

Named Executive Officer	2021 Target Annual Incentive	2021 Multiplier	2021 Annual Incentive Payment
Paula M. SeGuin	$29,376	1.11	$32,654
Anthanasios Bolovinos	$84,578	1.34	$113,678
Dawn Lamnin	$106,668	1.23	$131,615
__________________
2     For additional information regarding the measures discussed below, please see the Parent's proxy statement filed with the SEC on March 22, 2022. The proxy statement is not incorporated by reference herein. Certain measures are non-GAAP. A reconciliation of the reported non-GAAP measures to their most comparable GAAP measures can be found in Appendix A of the Parent’s proxy statement .
3      Assurant NOI losses equals net income excluding Assurant Health runoff operations net realized gains (losses) on investments, amortization of deferred gains and gains on disposal of businesses and other highly variable items, as well as reportable catastrophe losses.
4      Results in this paragraph may differ from the Parent’s reported results since expenses, revenues and other effects associated with acquisition activity during the year and changes in accounting and certain other changes that do not reflect changes in the underlying business are generally excluded when calculating results.

Long-term Equity Incentive Compensation
All of the NEOs participate in Assurant's long-term equity incentive compensation program.

Assurant uses performance share units ("PSUs") and restricted stock units ("RSUs") as equity compensation vehicles under the Assurant, Inc. 2017 Long Term Equity Incentive Plan ("ALTEIP"). A stock unit represents the right to receive a share of Common Stock at a specified date in the future, subject, in the case of PSUs, to the attainment of pre-established performance criteria.

For PSU awards granted in 2017, 2019 and 2020, Assurant’s performance is measured with respect to two equally weighted metrics: absolute net operating income per diluted share excluding reportable catastrophes ("NOI EPS"), measured as the sum of each year within the three-year performance period, and total stockholder return ("TSR") relative to the S&P 500 Index, measured over the three-year performance period. Measurement of performance against the designated financial performance metrics includes unusual or non-recurring events and other extraordinary items, unless otherwise determined by the Assurant Compensation Committee. NOI EPS excludes reportable catastrophe losses because they create volatility that is beyond the executive’s control and the Assurant Compensation Committee believes executives should be focused on the underlying performance of the business.

No PSUs were granted to the NEOs in 2018. The annual equity grant for the NEOs in 2018 consisted solely of RSUs.
Performance-Based Long-Term Equity Plan Design Attributes

Metrics and Weighting	Absolute NOI EPS[1] — 50%
Relative Total Stockholder Return[2] — 50%
Performance Measured	TSR measured against S&P 500 Index
Against an Index
Payout Considerations	For the relative TSR metric:

Threshold for payout at the 25th percentile

Payouts capped at 200% of target if the composite percentile ranking is at or above the 90th percentile

For the absolute NOI EPS ex-CAT metric:

Threshold for payout at pre-determined performance level payouts capped at 200% of target
(1)  Cumulative Parent three year NOI EPS excluding reportable catastrophe losses.
(2)  Percentage change on Parent stock plus dividend yield percentage.

PSUs. Additional information regarding the terms and conditions of RSUs and PSUs awarded under the ALTEIP is provided under "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table - Long Term Incentive Awards" below.

RSUs.  RSUs typically vest in equal annual installments over a three-year vesting period and are granted in March of each year.

IV. Benefits
The Company's NEOs participate in the same health care, disability, life insurance, pension and 401(k) benefit plans made available generally to Assurant's U.S. employees. In addition, some of these executives are eligible for certain supplemental retirement plans and limited perquisites described below.
Retirement Plans.  All NEOs except Mr. Bolovinos participate in the Assurant Pension Plan (the "Pension Plan"). Ms. Lamnin also participates in the Assurant Executive Pension Plan (the "Executive Pension Plan") and the Assurant Executive 401(k) Plan (the "Executive 401(k) Plan"). Mr. Bolovinos also participates in the Executive 401(k) Plan. The goals of these retirement plans are to provide certain senior executives with competitive levels of income replacement upon retirement and provide a package that will both attract and retain talented executives in key positions. The Executive Pension Plan is designed to replace income levels capped under the Pension Plan by the compensation limit of Section 401(a)(17) of the Code ($290,000 for 2021). Effective March 1, 2016, the Pension Plan and the Executive Pension Plan were frozen. Additional information regarding the terms and conditions of these plans is provided under "Narrative to the Pension Benefits Table" below and "Narrative to the Nonqualified Deferred Compensation Plans Table" below.

Deferred Compensation Plans.  The NEOs may be eligible to participate in the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"). The ADC Plan provides key employees the ability to defer a portion of their eligible compensation which is then notionally invested in a variety of mutual funds. Deferrals and withdrawals under the ADC Plan are intended to be fully compliant with Section 409A of the Code ("Section 409A"). Additional information regarding the terms and conditions of these plans is provided under "Narrative to the Nonqualified Deferred Compensation Plans Table" below.

Long-Term Disability Benefits.  As part of Assurant's general benefits program, it provides Long-Term Disability ("LTD") coverage for all benefits-eligible employees under a group policy. LTD benefits replace 50% of employees' monthly plan pay (which is generally defined as base salary plus the annual incentive target award amount) with employees holding a 10% buy-up option to increase benefits to 60% of their monthly plan pay, up to a maximum monthly benefit of $15,000.

V. Related Policies and Considerations

Timing of Equity Grants
Assurant does not coordinate the timing of equity awards with the release of material non-public information. Annual equity awards are granted on March 16 each year.

Tax and Accounting Implications
Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of certain compensation amounts in excess of $1 million paid to certain executive officers. The Assurant Compensation Committee continues to emphasize performance-based compensation that attracts, retains and rewards the executives necessary to successfully execute the Parent's business strategy. While the Assurant Compensation Committee generally seeks to pay compensation that is deductible, it reserves the right to pay non-deductible compensation to the extent it deems appropriate.

The compensation that Assurant pays to the NEOs is reflected in our consolidated financial statements as required by U.S. GAAP. We account for stock-based compensation under the ALTEIP and all predecessor plans in accordance with the requirements of FASB ASC Topic 718.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation
The following table sets forth the cash and other compensation earned by the NEOs for all services in all capacities during 2021, 2020 and 2019, as applicable.

Summary Compensation Table for Fiscal Years 2021, 2020, and 2019

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards [1] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings [2] ($)	All Other Compensation [3] ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Paula M. SeGuin, Chairman of the Board, Chief Executive Officer, and President; Director of Compliance, Assurant, Inc.	2021 2020 2019	146,882 142,065 139,807	— — —	22,776 21,841 22,307	— — —	32,654 36,487 30,170	— — —	11,582 14,298 11,771	213,894 214,691 204,055
Athanasios T. Bolovinos, Chief Financial Officer and Treasurer; Vice President, Assistant Controller, Assurant, Inc.	2021 2020 2019	281,537 271,000 260,000	— — —	126,015 202,947 69,238	— — —	113,678 96,436 80,412	— — —	27,196 26,660 22,182	548,426 597,043 431,832
Dawn L. Lamnin, Vice President; Senior Vice President, Financial Services, Assurant, Inc.	2021 2020 2019	266,353 257,500 244,030	— — —	137,512 183,868 49,666	— — —	131,615 140,099 95,201	— — —	24,757 26,668 19,754	560,237 608,135 408,651

1 The amounts reported in column (e) for 2021, 2020, and 2019, represent awards of PSUs and RSUs. These amounts are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718 using the closing price of the Parent's Common Stock on the grant date. Please see column (k) in the Grants of Plan-Based Awards table for the closing price on the grant date for 2021 awards.
The amounts included in column (e) for PSUs were computed based on the achievement of target level performance for each award. As described in “CD&A -Long-Term Equity Incentive Compensation-PSUs ” above, payouts for PSU awards can range from no payout to 200% maximum payout.
Assuming the achievement of maximum performance level for each NEO, the amounts in column (e) representing only PSUs would be as follows: (i) for awards granted in 2021; $23,570 for Ms. SeGuin; $89,273 for Mr. Bolovinos; and $142,306 for Ms. Lamnin; (ii) for awards granted in 2020; $22,705 for Ms. SeGuin; $73,383 for Mr. Bolovinos; and $111,527 for Ms. Lamnin ; and (iii) for awards granted in 2019; $23,685 for Ms. SeGuin; $73,512 for Mr. Bolovinos; and $52,732 for Ms. Lamnin .
Please see Footnote 21, Stock Based Compensation - Performance Share Units, of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC (the “2021 Form 10-K”) for a discussion of the assumptions used in this valuation.
2 The change in pension value is the aggregate change in the actuarial present value of the respective NEO’s accumulated benefit under the Parent’s defined benefit pension plans (the Assurant Executive Pension Plan and the Assurant Pension Plan) from December 31, 2020 to December 31, 2021, from December 31, 2019 to December 31, 2020, and from December 31, 2018 to December 31, 2019. For each plan, the change in the pension value is determined as the present value of the NEO’s accumulated benefits at December 31, 2019, December 31, 2020 or December 31, 2021 plus the amount of any benefits paid from the plan during the year less the present value of the accumulated benefits at December 31, 2018, December 31, 2019 or December 31, 2020, as applicable. Present values of accumulated benefits at December 31, 2018, December 31, 2019, December 31, 2020 and December 31, 2021 use the same assumptions as included in the financial statements in Assurant’s Annual Reports on Form 10-K for the fiscal years ending December 31, 2018, December 31, 2019, December 31, 2020 and December 31, 2021, respectively, as filed with the SEC. Effective February 29, 2016, the accrual of additional benefits under the Assurant Executive Pension Plan and the Assurant Pension Plan was frozen.
3 The table below details the amounts reported in the “All Other Compensation” column, which include premiums paid for Executive LTD, Company contributions to the Assurant Executive 401(k) Plan, Company contributions to the Assurant 401(k) Plan, perquisites and other personal benefits, dividends and dividend equivalents, and certain other amounts during 2021:

Name	Executive LTD	Dividends and Dividends Equivalent [a]	Company Contributions to Executive 401(k)	Company Contributions to Assurant 401(k)	Perquisites and Other Personal Benefits	Other Amounts	Total
Paula M. SeGuin	—	$580	—	$11,002	—	—	$11,582
Athanasios T. Bolovinos	—	$4,518	$5,278	$17,400	—	—	$27,196
Dawn L. Lamnin	—	$4,186	$6,987	$13,584	—	—	$24,757
a. The amounts in this column reflect the dollar value of dividends and dividend equivalents paid in 2021 on unvested RSUs that were not factored into the grant date fair value required to be reported for these awards in column (e). The amounts in column (i) of the Summary Compensation Table for prior years reflect the dollar value of dividends and dividend equivalents paid on unvested awards of RSUs in those respective years that were not factored into the grant date fair value required to be reported for these awards in column (e). No PSUs were awarded to NEOs in 2018. No dividends or dividend equivalents were paid on PSUs granted in 2021, 2020 or 2019.

Grants of Plan-Based Awards
The table below sets forth individual grants of awards made to each NEO during 2021.

Grants of Plan-Based Awards Table for Fiscal Year 2021

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts Under Equity Incentive Plan Awards [2]			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) [3]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Paula M. SeGuin	3/16/2021 3/16/2021 —	— — 0	— — 29,376	— — 58,752	— 40 —	— 80 —	— 160 —	80 — —	— — —	— — —	$10,991 $11,785 —
Athanasios T. Bolovinos	3/16/2021 3/16/2021 10/1/2021 —	— — — 0	— — — 84,578	— — — 169,156	— 152 — —	— 303 — —	— 606 — —	303 — 250 —	— — — —	— — — —	$41,629 $44,636 $39,750 —
Dawn L. Lamnin	3/16/2021 3/16/2021 —	— — 0	— — 106,668	— — 213,336	— 242 —	— 483 —	— 966 —	483 — —	— — —	— — —	$66,359 $71,153 —
1 The values in columns (c), (d), and (e) are based on multiplying a 0 (threshold), 1 (target), and 2 (maximum) multiplier times each NEO’s annual incentive target award percentage. The actual annual incentive award earned by each NEO for 2021 performance is reported in the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

2 As described in the “CD&A - Long-Term Equity Incentive Compensation - PSUs.” Payouts for PSU awards can range from no payment to 200% maximum payout.
3    The base price of 2021 RSU awards is equal to the closing price of Assurant, Inc. Common Stock on the grant date. The grant date fair value of each RSU award was computed in accordance with FASB ASC Topic 718 using the closing price of the Parent's Common Stock on the grant date.
The base price of 2021 PSU awards and the grant date fair value of each PSU award were computed in accordance with FASB ASC Topic 718 based on achievement of target performance. Please see Footnote 21, Stock Based Compensation-Performance Share Units, of the Company’s 2021 Form 10-K for a discussion of the assumptions used in this valuation.
Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table

Annual Incentive Awards
Annual incentive payments for Mses. SeGuin and Lamnin and Mr. Bolovinos were paid pursuant to the Parent’s annual incentive program. For more information regarding the performance criteria applicable to each of our NEOs, please see the section entitled " CD&A - Annual Incentive Compensation ."
Long Term Equity Incentive Awards
The Parent's equity-based awards are granted under the ALTEIP. The RSUs typically vest in three equal annual installments on each of the first three anniversaries of the grant date. Dividend equivalents on RSUs are paid in cash during the vesting period. Participants do not have voting rights with respect to RSUs. PSUs vest on the third anniversary of the grant date, subject to a participant's continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved. Participants do not have voting rights with respect to PSUs.

Outstanding Equity Awards at Fiscal Year End
The table below provides information concerning unexercised options and stock that has not vested for each NEO outstanding as of December 31, 2021.

Outstanding Equity Awards Table for Fiscal Year 2021

	Option Awards					Stock Awards [1]
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested [2] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2] ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)		(j)
Paula M. SeGuin						36	3	5,611
						84	4	13,092
						80	5	12,469
									212	9	33,042
									125	10	19,483
									40	11	6,234
Athanasios T. Bolovinos						110	3	17,145
						800	6	124,688
						270	4	42,082
						303	5	47,226
						250	8	38,965
									658	9	102,556
									404	10	62,967
									152	11	23,691
Dawn L. Lamnin						79	3	12,313
						410	4	63,903
						563	7	87,749
						483	5	75,280
									472	9	73,566
									614	10	95,698
									242	11	37,718
1 These columns represent awards under the ALTEIP. Awards are PSUs or RSUs.
2 Value was determined using the December 31, 2021 closing price of Assurant's common stock of $155.86.
3 This RSU award was granted on March 16, 2019 and vests in three equal annual installments on each of the first three anniversaries of the grant date.
4 This RSU award was granted on March 16, 2020 and vests in three equal annual installments on each of the first three anniversaries of the grant date.
5 This RSU award was granted on March 16, 2021 and vests in three equal annual installments on each of the first three anniversaries of the grant date.
6 This RSU award was granted on January 2, 2020 and vests in three 20% installments on each of the first three anniversaries of the grant date. The remaining 40% installment vests on the fourth anniversary of the grant date.
7 This RSU award was granted on April 1, 2020 and vests in four equal annual installments on each of the first four anniversaries of the grant date.
8 This RSU award was granted on October 1, 2021 and vests in three equal annual installments on each of the first three anniversaries of the grant date.
9 This PSU award was granted on March 16, 2019 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance goals. The values for this award in columns (i) and (j) are reported at the maximum level, as the Parent’s ranked cumulative performance relative to applicable index is expected to exceed the applicable performance goals. The ultimate payout under this PSU award is based on a final determination of performance during the full 2019-2021 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.
10 This PSU award was granted on March 16, 2020 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance goals. The values for this award in columns (i) and (j) are reported at the target level, as the Parent's ranked average performance for 2020-2021 relative to applicable index was not expected to exceed the applicable performance goals as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2020-2022 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.
11 This PSU award was granted on March 16, 2021 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance goals. The values for this award in columns (i) and (j) are reported at the threshold level, as the Parent's ranked average performance for 2021 relative to applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2021-2023 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

Option Exercises and Stock Vested in Last Fiscal Year
The following table provides information regarding all the RSUs and PSUs held by the NEOs that vested during 2021 on an aggregated basis.

Option Exercises and Stock Vested Table for Fiscal Year 2021

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) [1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) [1]
(a)	(b)	(c)	(d)	(e)
Paula M. SeGuin	—	—	77 35 41	10,579 4,809 5,633
Athanasios T. Bolovinos	—	—	186 110 134 84 200 200	25,555 15,113 18,410 11,953 31,370 27,244
Dawn L. Lamnin	—	—	169 79 204 187	23,219 10,854 28,028 26,610
1 The value realized on exercise or vesting was determined using the closing price of the Parent's common stock on the exercise or vesting date (or prior trading day if the exercise or vesting date fell on a weekend or holiday).

Pension Benefits
The Parent maintains two defined benefit pension plans. The Parent maintains the Assurant Pension Plan, a broad-based, tax qualified, defined benefit pension plan. In addition, the Parent maintains the Assurant Executive Pension Plan, a non-qualified executive defined benefit pension plan. The Assurant Pension Plan and the Assurant Executive Pension Plan were frozen and no additional benefits have accrued since February 29, 2016.

The table below provides information for each defined benefit plan that provides for pension payments to the NEOs.

Pension Benefits Table for Fiscal Year 2021

Name	Plan Name	Number of Years of Credited Service [1] (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Paula M. SeGuin	Assurant Pension Plan Assurant Executive Pension Plan	22 —	164,295 —	— —
Athanasios T. Bolovinos	Assurant Pension Plan Assurant Executive Pension Plan	— —	— —	— —
Dawn L. Lamnin	Assurant Pension Plan Assurant Executive Pension Plan	19.1667 19.1667	216,750 29,687	— —
1      None of the NEOs have more years of credited service under any of the plans than actual years of service with the Parent.

Narrative to the Pension Benefits Table
The following is a description of the plans and information reported in the Pension Benefits Table.
The Assurant Pension Plan
Eligible employees hired by the Parent prior to January 1, 2014, were generally able to participate in the Assurant Pension Plan after completing one year of service with the Parent. Employees hired by the Parent on or after January 1, 2014 were not eligible to participate in the Assurant Pension Plan. Mr. Bolovinos is not eligible to participate in the Assurant Pension Plan.

The lump sum value of the benefit is based on the participant’s accumulated annual accrual credits multiplied by their final average earnings. Final average earnings is defined as the highest average annual compensation for five consecutive complete calendar years of employment during the ten consecutive complete calendar years immediately prior to the plan freeze date. As set forth below, annual accrual credits are measured in percentages and increase as participants reach certain credited service milestones.

Years of Service	Credit
Years 1 through 10	3%
Years 11 through 20	6%
Years 21 through 30	9%
Years 31 and over	12%

The present value of accumulated benefits at December 31, 2021 is determined as the lump sum value of the benefit based on the participant’s accumulated annual accrual credits and final average earnings (limited by Section 401(a)(17) of the Code), which were frozen as of February 29, 2016.

The normal retirement age for the Assurant Pension Plan is 65. Benefits are actuarially reduced for any payment prior to age 65. Participants may immediately commence their benefit at termination of employment or they may elect to defer the commencement up to age 65. A participant becomes 100% vested in the benefits after three years of vesting service. All participating NEOs are 100% vested. If the participant is married, the normal form of payment is a 50% joint and survivor annuity. If the participant is not married, the normal form of payment is a life annuity.

The Assurant Executive Pension Plan
Eligible employees hired by the Parent prior to January 1, 2014, were generally able to participate in the Assurant Executive Pension Plan after completing one year of service with the Parent and when their eligible compensation exceeded the Section 401(a)(17) compensation limit. Employees hired by the Parent on or after January 1, 2014 were not eligible to participate in the Assurant Executive Pension Plan. Eligible compensation for participants was not capped. Ms. SeGuin and Mr. Bolovinos were not eligible to participate in the Assurant Executive Pension Plan.

A participant’s benefit under the Assurant Executive Pension Plan is equal to the benefit he or she would have received under the Assurant Pension Plan at normal retirement age (65), recognizing all eligible compensation (not subject to the limit in the Code) reduced by the benefit payable under the Assurant Pension Plan. The benefits under the Assurant Executive Pension Plan are payable only in a lump sum following termination of employment. Payments will be made following termination of employment and are subject to the restrictions under Section 409A. Credited service for determining a participant’s benefit begins after an employee begins participating in the plan and was frozen as of February 29, 2016. A participant becomes vested in the benefits under the Assurant Executive Pension Plan after three years of service. All participating NEOs are currently 100% vested.

The methodology for determining the present value of the accumulated benefits under the Assurant Executive Pension Plan uses the same assumptions and methodologies as the Assurant Pension Plan described above. The present value of accumulated benefits at December 31, 2021 is determined as the lump sum value of the benefit based on the participant’s accumulated annual accrual credits and unlimited final average earnings, which were frozen as of February 29, 2016, offset by the Assurant Pension Plan benefit.

Number of Years of Credited Service
Eligibility for the Assurant Pension Plan and Assurant Executive Pension Plan is based on a one year waiting period from date of hire and results in the same amount of credited service under both plans. No additional credited service will be earned after February 29, 2016 for the Assurant Pension Plan and Assurant Executive Pension Plan.

Nonqualified Deferred Compensation Plans

The table below sets forth, for each NEO, information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified. The Parent currently maintains the Assurant Deferred Compensation Plan (the "ADC Plan"), which provides for the deferral of compensation on a basis that is not tax qualified. The Assurant Executive 401(k) Plan is a nonqualified defined contribution plan.

Compensation Plans Table for Fiscal Year 2021

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY [1,2] ($)	Aggregate Earnings in Last FY [1] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last FYE [1] ($)
(a)		(b)	(c)	(d)	(e)	(f)
Paula M. SeGuin	ADC Plan [3]	—	—	—	—	—
	Assurant Executive 401(k) Plan [4]	—	—	—	—	—
	TOTAL	—	—	—	—	—
Athanasios T. Bolovinos	ADC Plan [3]	—	—	—	—	—
	Assurant Executive 401(k) Plan [4]	—	5,278	1,233	—	13,523
	TOTAL	—	5,278	1,233	—	13,523
Dawn L. Lamnin	ADC Plan [3]	180,052	—	275,358	—	2,307,200
	Assurant Executive 401(k) Plan [4]	—	6,987	7,995	—	62,277
	TOTAL	180,052	6,987	283,353	—	2,369,477
1 The amounts in column (c) were reported as 2021 compensation in the “All Other Compensation” column of the Summary Compensation Table as follows: for Mr. Bolovinos, $5,278 and for Ms. Lamnin, $6,987 of Company contributions to the Assurant Executive 401(k).
The NEOs’ Aggregate Earnings in the last fiscal year reported in column (d) with respect to the ADC Plan, as applicable, represent the notional capital gains or losses on investments in publicly available mutual funds, and notional interest and dividends held in the plans, during 2021. The Parent does not provide any preferential or above market earnings or contributions. These earnings are not reported in any column of the Summary Compensation Table. With respect to the Assurant Executive 401(k) Plan, the aggregate earnings represent the notional capital gains or losses, interest and dividends on the aggregate balance, during 2021. Similarly, the Parent does not provide any above market or preferential earnings and these earnings are not reported in the Summary Compensation Table.
For the Assurant Executive 401(k) Plan, the following amounts that make up the totals in column (f) were reported as compensation in the “All Other Compensation” column of the Summary Compensation Table for the 2019, 2020 and 2021 fiscal years, as applicable: for Mr. Bolovinos, $2,400 for 2019, $3,985 for 2020 and $5,278 for 2021 ; and for Ms. Lamnin, $2,828 for 2019, $4,062 for 2020 and $6,987 for 2021 .
2 The Assurant Executive 401(k) Plan amounts reported in this column reflect the Company contribution to the Assurant Executive 401(k) Plan (6% of eligible compensation in excess of the limit under IRC Section 401(a)(17)).
3 The Parent does not currently make any contributions to the ADC Plan.
4 The Assurant Executive 401(k) Plan does not provide for participant contributions.

Narrative to the Nonqualified Deferred Compensation Plans Table
The following is a description of the plans and information reported in the Nonqualified Deferred Compensation Plans Table.

The ADC Plan
Participation in the ADC Plan is restricted to a select group of management or highly compensated employees of Assurant. Under the terms of the ADC Plan, deferral elections can be made once a year with respect to base salary and / or incentive payments to be earned in the following year. Amounts deferred under the ADC Plan are notionally invested in accordance with participant elections among various publicly available mutual funds and any notional earnings or losses are credited to a deemed investment account. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Each deferral must remain in the plan for at least one full calendar year, until July 1 of the following year or until the earlier of termination, disability or death. Deferrals cannot be changed or revoked during the plan year, except as permitted by applicable law. Upon voluntary or involuntary termination (including retirement) or disability, participants can withdraw their account balances from the ADC Plan in a lump sum or in annual installments over five, ten or fifteen years or other agreed upon installment schedule between the participant and the administrator. As a result of IRC Section 409A, certain key employees (including potentially the NEOs) are subject to a six-month waiting period for distributions following termination. Ms. Lamnin participates in the ADC Plan.

The Assurant Executive 401(k) Plan

Eligible employees may generally participate in the Assurant Executive 401(k) plan after their eligible compensation exceeds the compensation limit under the Code ($290,000 for 2021). The Parent made an annual contribution for each participant in this plan equal to 6% of eligible compensation in excess of the limit. The participants select among various publicly available mutual funds in which the contributions are deemed to be invested on a tax deferred basis. These notional contributions are credited with notional earnings and losses based on the performance of the mutual funds. The Parent does not provide any above market earnings or preferential earnings to the participants. Please see footnote 3 to the Summary Compensation Table above, for quantification of Company contributions to the Assurant Executive 401(k) Plan in 2021.

Benefits under the Assurant Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A. A participant becomes vested in the benefits under the Assurant Executive 401(k) Plan after two years of service. All of the NEOs who participate in the Assurant Executive 401(k) Plan are 100% vested in their Assurant Executive 401(k) Plan benefit.

Potential Payments Upon Termination or Change of Control
The following section sets forth for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with termination of employment under the circumstances described below on December 31, 2021.

Potential Payments Upon Termination or Change of Control Table on December 31, 2021

Name	Payout if Terminated Voluntarily 12/31/21 Not Retirement	Payout if Terminated Voluntarily 12/31/21 Retirement [1]	Payout if Terminated Involuntarily 12/31/21 [2]	Payout if Terminated Upon Change of Control 12/31/21	Payout if Terminated Upon Death 12/31/21	Payout if Terminated Upon Disability 12/31/21
	(a)	(b)	(c)	(d)	(e)	(f)
Paula M. SeGuin
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$44,420	$44,420	$44,420	$44,420
Assurant Executive Pension Plan [4]	—	—	—	—	—	—
Assurant Executive 401(k) Plan [5]	—	—	—	—	—	—
Welfare Benefit Lump Sum [6]	—	—	$5,431	$5,431	—	—
Severance [7]	—	—	$163,830	$163,830	—	—
Outplacement [8]	—	—	$1,950	$1,950	—	—
TOTAL	—	—	$215,631	$215,631	$44,420	$44,420
Athanasios T. Bolovinos	—	—	—	—	—	—
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$195,137	$195,137	$195,137	$195,137
Assurant Executive Pension Plan [4]	—	—	—	—	—	—
Assurant Executive 401(k) Plan [5]	$13,523	—	$13,523	$13,523	$13,523	$13,523
Welfare Benefit Lump Sum [6]	—	—	$3,813	$3,813	—	—
Severance [7]	—	—	$145,000	$145,000	—	—
Outplacement [8]	—	—	$3,500	$3,500	—	—
TOTAL	$13,523	—	$360,973	$360,973	$208,660	$208,660
Dawn L. Lamnin	—	—	—	—	—	—
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$193,890	$193,890	$193,890	$193,890
Assurant Executive Pension Plan [4]	$29,687	—	$29,687	$29,687	$29,687	$29,687
Assurant Executive 401(k) Plan [5]	$62,277	—	$62,277	$62,277	$62,277	$62,277
Welfare Benefit Lump Sum [6]	—	—	$5,431	$5,431	—	—
Severance [7]	—	—	$275,000	$275,000	—	—
Outplacement [8]	—	—	$7,000	$7,000	—	—
TOTAL	$91,964	—	$573,285	$573,285	$285,854	$285,854
1 As of December 31, 2021, none of the NEOs met the requirements for retirement eligibility (age 55 with 10 years of service). Accordingly, column (b) entitled “Payout if Terminated Voluntarily (Retirement)” does not apply to them.
2 The values in this column reflect an involuntary termination for reasons other than for cause. In the event of an involuntary termination for cause, the same amounts would be payable except the NEOs would not receive a pro-rata vesting with respect to their ALTEIP grants.
3 These amounts assume pro-rata vesting and/or exercise of all or a portion of unvested equity awards on December 31, 2021 based on the closing price of Assurant's common stock of $155.86 on December 31, 2021. These amounts also reflect pro-rata vesting in the event of a change of control of the Company, death, disability or an involuntary termination for reasons other than cause. PSU amounts are computed based on the achievement of target level performance for each award.
For all NEOs, values in column (d) assumes a hypothetical corporate change in control of the Company.
4 Assurant Executive Pension Plan benefits are payable only as a lump sum payment and as soon as administratively feasible following termination (in compliance with IRC Section 409A).
5 This amount includes the Parent’s contribution to the Assurant Executive 401(k) Plan made in 2021.
6 This amount represents a one-time lump sum payment by Assurant that equals the value of Assurant paid premiums for the medical and dental plans as of December 31, 2021 based on the years of severance service, severance level, and the individual’s benefit election (in accordance with IRC Section 409A).
7 Severance, welfare lump sum and outplacement assistance provided pursuant to the Assurant Severance Pay Plan, as may be amended from time to time.
8This amount represents the Parent’s best estimate of the costs of outplacement services for an NEO.

Narrative to the Potential Payments Upon Termination or Change of Control Table
The following is a description of the information reported in the Potential Payments Upon Termination or Change of Control Table, including the methodology and material assumptions made in calculating the Executive Pension Plan benefit payable in the event of disability or death. The material terms of the Executive Pension Plan are described in "Narrative to the Pension Benefits Table" above. The material terms of the ADC Plan and the Executive 401(k) Plan are described in "Narrative to the Nonqualified Deferred Compensation Plans Table" above. Additional information on the ALTEIP is described in the CD&A and "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table" above.

Treatment of Annual Incentive Awards
Under the STIP, if a participant's employment is terminated during a performance period due to retirement, death or a reduction in force or job elimination, the Parent may grant the participant a pro-rated award, depending on the timing of the termination event. Upon a change of control of the Parent, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Assurant Compensation Committee no later than the date of the change of control.

Accelerated and Pro-rated Vesting of Equity Awards
Upon a termination due to death or disability, RSUs and PSUs vest on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). RSUs and PSUs vest in full upon retirement (subject, in the case of PSUs, to the level of performance achieved), except for grants made in the year of retirement, which are forfeited. RSUs and PSUs vest on a pro-rata basis upon an involuntary termination without cause (subject, in the case of PSUs, to the level of performance achieved), and are forfeited upon a voluntary termination.

In May 2017, the Parent’s stockholders approved the ALTEIP. All equity grants to NEOs from May 2017 onward are and continue to be made under to the ALTEIP. In the event of a change of control followed by an involuntary termination of employment within two years after such change of control, the ALTEIP provides that all RSUs shall vest immediately and PSUs will vest based on the greater of: (i) an assumed achievement of all relevant performance goals at the “target” level pro-rated based upon the length of time within the performance period that has elapsed prior to the change in control or (ii) the actual level of achievement of all relevant performance goals (measured as of the latest date immediately preceding the change in control for which performance can, as a practical matter, be determined).

The Assurant Executive 401(k) Plan
The benefits under the Assurant Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A.

Change of Control Agreements
None of the NEOs was party to a change of control agreement in 2021.

CEO Pay Ratio

For 2021 and future years, the Securities and Exchange Commission ("SEC") requires a public company to disclose the ratio of the compensation of its Chief Executive Officer (“CEO”) to the compensation of its median employee. Our CEO is Ms. SeGuin.

SEC rules allow us to select a methodology for identifying the median employee that is appropriate based on our size, organizational structure and compensation programs. All NEOs are employees of the Parent. The NEOs have been considered to be employees of the Company for purposes of calculating the CEO pay ratio. There are no other employees of the Company.
We identified the median employee by calculating the annual total compensation using the same methodology used in the 2021 Summary Compensation Table, for all employees other than our CEO, who were employed as of December 31, 2021.
For 2021, we estimate that our CEO to median employee pay ratio is: 0.39, the annual total compensation for the median employee was $548,426, and the annual total compensation for our CEO was $213,894.

COMPENSATION OF DIRECTORS
The following table sets forth the cash and other compensation earned by (or accrued to) the members of the Board of Directors of USLICONY for all services in all capacities during the fiscal year ended December 31, 2021.

Director Compensation Table for Fiscal Year 2021

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($) (1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Esther Nelson	4,000	—	—	—	—	—	4,000
Terry J. Kryshak	4,000	—	—	—	—	—	4,000
Larry Cains	4,000	—	—	—	—	—	4,000
(1)  The amounts reported in this column reflect the dollar amount recognized for financial statement purposes for the fiscal year ended December 31, 2021.

Narrative to the Director Compensation Table
The table above reflects payments made to independent outside directors of the Company. Mr. Eric Kurzrok, Ms. Melissa Hall, Ms. Dawn Lamnin and Ms. Paula SeGuin, who were employees of Assurant and served as directors of the Company during 2021, received no additional compensation for their service as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Company has an Audit, Nominating and Compensation Committee (the “ANC Committee”) in accordance with New York law. The members of the ANC Committee are: Esther Nelson, Terry J. Kryshak and Larry Cains. All members of the ANC Committee are independent outside directors. Each May, the ANC Committee meets with senior management of the Parent, who then present the compensation of the Company’s Chief Executive Officer to the ANC Committee for approval. Compensation decisions regarding all NEOs of the Company are made by senior management of the Parent.

No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions) of another entity, one of whose executive officers served as a director of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served as a director of the Company. No director of the Company had any relationship pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons.

(M) SECURITY OWNERSHIP OF BENEFICIAL HOLDERS
Union Security Life Insurance Company of New York is a wholly-owned subsidiary of Assurant, Inc. and does not have any other voting securities held by any entity or individual other than Assurant, Inc.

SECURITY OWNERSHIP OF MANAGEMENT
The following table provides information concerning the beneficial ownership of Common Stock of Assurant, Inc., the parent company of the Company, as of December 31, 2021 by the Company’s Chief Executive Officer, Chief Financial Officer, and the Company’s other one most highly compensated executive officer, each director, and all executive officers and directors as a group. As of December 31, 2021, Assurant, Inc. had 55,754,113 outstanding shares of Common Stock. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to their shares, except to the extent that authority is shared by their spouses, and have record and beneficial ownership of their shares.

Name of Beneficial Owner	Shares of Common Stock Owned Beneficially [1]	Percentage of Class
Paula M. SeGuin	4,209	*
Athanasios Bolovinos	200	*
Dawn Lamnin	—	*
Larry M. Cains	100	*
Melissa J. T. Hall	2,448	*
Eric Kurzrok	1,477	*
Terry J. Kryshak	25	*
Esther L. Nelson	—	*

All directors and executive officers as a group (8 persons)		*
*     Less than one percent of class.
1     Includes restricted stock units (“RSUs”) that that will vest and/or become payable on or within 60 days of December 31, 2021 in exchange for the following amounts of Common Stock as of December 31, 2021: For Ms. Hall, 2,405 shares, all of which would be issuable upon retirement; for Mr. Bolovinos, 200 shares. RSUs that will vest on or within 60 days of December 31, 2021 in exchange for shares of Common Stock, for all directors and executive officers as a group, totaled 2,605 shares.
(N) TRANSACTIONS WITH RELATED PERSONS
The Company receives various services from the Parent and its affiliates. These services include assistance in corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The tax payment was $0.2 million for the year ended December 31, 2021. The net amounts paid for non-tax related services and obligations to the Parent and its affiliates for the year ended December 31, 2021 was $0.3 million.
Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

Review, Approval or Ratification of Transactions with Related Persons
The Parent has adopted the Assurant, Inc. Related Person Transactions Policy and Procedure in order to provide written guidelines on the review, approval and monitoring of transactions involving related persons (generally, directors, executive officers and nominees for director of the Parent and their immediate family members, or stockholders owning five percent or greater of the Parent's outstanding Common Stock). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which the Parent is or was to be a participant and in which a related person has a direct or indirect material interest).

Policy:
• Related person transactions must be approved by the Nominating and Corporate Governance Committee of the Parent's Board of Directors (the "Assurant Nominating Committee"), which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Parent and its stockholders. In determining whether to approve or ratify a transaction, the Assurant Nominating Committee will take into account, among other factors it deems appropriate: (1) the benefits to the Parent; (2) the extent of the related person's interest in the transaction, including the related person's position(s) or relationship(s) with, or ownership in, the entity that is a party to, or has an interest in, the transaction; (3) the impact on a director's independence if the related person is a director, an immediate family member of a director or an entity in which the director is a partner, stockholder or executive officer; and (4) whether the transaction is on terms no less favorable to the Parent than terms generally available to an unrelated third-party under similar circumstances.

• If a related person transaction will be ongoing, the Assurant Nominating Committee may establish guidelines for management to follow in its ongoing dealings with the related person. Thereafter, the Assurant Nominating Committee, at least annually, will review and assess the relationship with the related person to determine whether it remains appropriate.
Procedures:
• Related persons must notify the Parent's law department in advance of any potential related person transaction.
• If the law department determines that the proposed transaction involves an amount in excess of $120,000 and a related person has a material direct or indirect interest, the proposed transaction will be submitted to the Assurant Nominating Committee for consideration at its next meeting. If it is not practicable to wait until then, the Assurant Nominating Committee will call a special meeting to consider the proposed transaction.
• After considering the pertinent facts, the Assurant Nominating Committee will review and either approve or disapprove the transaction. If advance approval is not feasible, then the transaction will be considered and, if appropriate, ratified at the Assurant Nominating Committee's next meeting.
• No director will participate in any discussion or approval of a transaction in which he or she is a related person.
Director Independence
We are not a listed issuer and therefore are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system. As a New York domiciled insurance company, we are subject to certain independence requirements under Section 1202 of the New York Insurance Law ("Section 1202"). Under Section 1202, our Board is required to have at least seven directors. In addition, one-third of the total directors must not be officers or employees of the Company or any entity controlling or under common control with the Company. The Company currently has seven directors. Three directors (Messrs. Cains and Kryshak and Ms. Nelson) are not officers or employees of the Company, the Parent or any affiliates, and therefore meet the independence requirements under Section 1202.

13. Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate

Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.     Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.     Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•     A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•     A contract acquired by the estate of a decedent by reason of such decedent’s death,
•     Certain contracts acquired with respect to tax-qualified retirement arrangements,
•     Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•     A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.     Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.     Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
iv. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid will be treated as an amount received for purposes of this subparagraph 2.a. and the previous subparagraph 2 and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
b.     Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.
c.     Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.     10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii. The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 59½.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.     Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.     Required Distributions
i.     Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.     If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.     If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.     If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.     Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
iii.     Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.     Civil Union or Domestic Partner
    Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.     Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.     Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.     Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•     no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•     no more than 70% is represented by any two investments,
•     no more than 80% is represented by any three investments and
•     no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4.     Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.     Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.     Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.     Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If the necessary “election out” forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.     General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement

Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.     Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.     Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.     Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.     Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.     Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take RMDs, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.     SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.     SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.     Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.     Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified

Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.     Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.     after the employee reaches age 591⁄2;
b.     upon the employee’s separation from service;
c.     upon the employee’s death or disability;
d.     in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.     as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.     Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($20,500 for 2022). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.     Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.     Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take RMDs. Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.     Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii.part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
viii.for the birth or adoption of a child under Code Section 72(t)(2)(H);
ix.made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
x.made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.     RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the RMD for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or
(ii)Except in the case of an IRA or a 5% owner, as defined in the Code, the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)    For all other beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.     Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.     Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —

a.     an RMD amount;
b.     one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.     any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

Appendix A — Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA01710. Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies.
You can also request this information at no cost by calling 1-800-862-6668 or by sending an email request to asccontactus@talcottresolution.com.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
U.S. Equity	AB VPS Large Cap Growth Portfolio - Class A Adviser: AllianceBernstein, L.P.	0.67%*	28.97%	26.09%	20.82%
International Equity	AB VPS Sustainable International Thematic Portfolio - Class A (formerly AB VPS International Growth Portfolio) Adviser: AllianceBernstein, L.P.	1.31%*	8.25%	14.87%	9.02%
U.S. Equity	Allspring VT Discovery Fund - Class 2 (formerly Wells Fargo VT Discovery Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.13%	(5.04)%	20.84%	16.60%
Allocation	American Century VP Balanced Fund - Class I Adviser: American Century Investment Management, Inc.	0.81%*	15.77%	11.33%	9.90%
U.S. Equity	American Century VP Capital Appreciation Fund - Class I Adviser: American Century Investment Management, Inc.	0.91%*	11.16%	19.91%	15.66%
U.S. Equity	BlackRock S&P 500 Index V.I. Fund - Class I Adviser: BlackRock Advisors, LLC	0.14%	28.53%	18.26%	16.25%
Fixed Income	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.78%*	(2.04)%	2.25%	1.88%
Fixed Income	Federated Hermes High Income Bond Fund II Adviser: Federated Investment Management Company	0.82%*	4.85%	5.57%	6.34%
Allocation	Federated Hermes Managed Volatility Fund II Adviser: Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania	0.98%	18.51%	9.22%	8.31%
Fixed Income	Hartford Ultrashort Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.44%	(0.19)%	1.32%	0.78%
U.S. Equity	Invesco V.I. Core Equity Fund - Series I Adviser: Invesco Advisers, Inc.	0.80%	27.74%	13.97%	12.27%
Money Market	Invesco V.I. Government Money Market Fund - Series I** Adviser: Invesco Advisers, Inc.	0.34%	0.01%	0.86%	0.45%
Sector Equity	Invesco V.I. Health Care Fund - Series I Adviser: Invesco Advisers, Inc.	0.97%	12.30%	14.76%	13.97%
Sector Equity	Invesco V.I. Technology Fund - Series I Adviser: Invesco Advisers, Inc.	0.98%	14.41%	25.03%	17.48%
U.S. Equity	MFS® Growth Series - Initial Class Adviser: MFS Investment Management	0.71%*	23.53%	24.87%	19.33%
Fixed Income	MFS® High Yield Portfolio - Initial Class Adviser: MFS Investment Management	0.72%*	3.49%	5.24%	5.87%
Fixed Income	MFS® Income Portfolio - Initial Class (formerly MFS® Strategic Income Portfolio) Adviser: MFS Investment Management	0.75%*	0.47%	5.01%	4.61%
International Equity	NVIT Emerging Markets Fund - Class D Adviser: Nationwide Fund Advisors Subadviser: Lazard Asset Management, LLC and Standard Life Investments (Corporate Funds) Limited	1.44%*	(7.59)%	8.23%	4.00%
U.S. Equity	Pioneer Fund VCT Portfolio - Class I Adviser: Amundi Asset Management US, Inc.	0.79%	27.98%	20.15%	16.19%
U.S. Equity	Pioneer Select Mid Cap Growth VCT Portfolio - Class I Adviser: Amundi Asset Management US, Inc.	0.89%	8.07%	19.47%	15.65%
APP A-1

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Fixed Income	Short Duration Bond Portfolio Adviser: Neuberger Berman Investment Advisers LLC	0.83%	0.74%	1.95%	1.69%
U.S. Equity	Sustainable Equity Portfolio - Class I Adviser: Neuberger Berman Investment Advisers LLC	0.89%	23.48%	15.72%	14.36%
Fixed Income	VanEck VIP Emerging Markets Bond Fund - Initial Class Adviser: Van Eck Associates Corporation	1.16%	(4.05)%	4.40%	1.17%
Sector Equity	VanEck VIP Global Resources Fund - Initial Class Adviser: Van Eck Associates Corporation	1.09%	18.92%	2.24%	(0.12)%
International Equity	Voya Global Equity Portfolio - Class S Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.85%*	20.56%	10.19%	8.68%
International Equity	VY® JPMorgan Emerging Markets Equity Portfolio - Class I Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	1.26%	(9.78)%	13.77%	7.59%

*	Annual expenses reflect temporary fee reduction under an expense reimbursement or fee waiver arrangement.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program, if available, where Contract value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
APP A-2

Appendix B - Sample Market Value Adjustment Calculations
We will determine the MVA by multiplying the General Account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:
[(1 + I)/(1 + J + .0025)]N/12 — 1
where,
•  I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.
•  J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).
•  N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).
Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .07 + .0025)]60/12 — 1]
	=	$354.57
Amount transferred or withdrawn (adjusted for MVA): $10,354.57
Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		9%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .09 + .0025)]60/12 — 1]
	=	–$559.14
Amount transferred or withdrawn (adjusted for MVA): $9,440.86
Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7.75%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .0775 + .0025)]60/12 — 1]
	=	0
Amount transferred or withdrawn (adjusted for MVA): $10,000
APP B -1

Sample Calculation 4: Neutral Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		8%*
Remaining Guarantee Period (N)		60 months
MVA	=	$10,000 x [[(1 + .08)/(1 + .08 + .0025)]60/12 — 1]
	=	–$114.94
Amount transferred or withdrawn (adjusted for MVA): $9,885.06
*  Assumed for illustrative purposes only.
APP B -2

Appendix C - Investments by Union Security
Union Security's legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.
We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:
•  federal, state and municipal obligations,
•  preferred and common stocks,
•  corporate bonds,
•  real estate mortgages and mortgage backed securities,
•  real estate, and
•  certain other investments, including various derivative investments.
See the Financial Statements for information on our investments.
When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods."
Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:
(1)  securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;
(2)  debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;
(3)  other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;
(4)  other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.
Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.
The Contracts are reinsured by Talcott Resolution Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the General Account under the Contracts are held by Union Security and these assets are managed by Talcott Resolution Life and Annuity Insurance Company's investment manager ("Investment Manager")). the Investment Manager generally invests those assets as described above for the Contract General Account related investments of Union Security.

APP C -1

Appendix D - Death Benefit Examples
Standard Death Benefit
Example 1
Assume that:
• You purchased the Contract on your 60 th birthday,
• You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
• You chose to allocate all of the Contract Value in Sub-Accounts and none in Guarantee Periods,
• Values at age 62
◦ Your Contract Value was $120,000,
• Because your Contract Value was greater than the total Premium Payments, your Death Benefit was $120,000.

Example 2
Assume that:
• You purchased the Contract on your 60 th birthday,
• You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
• You chose to allocate $90,000 into available Sub-accounts and $10,000 into a 7-year Guarantee period at purchase with an 8% interest rate
• Values at age 62
◦ Your Contract Value in the Sub-Accounts was $105,000,
◦ You value of the 7 year Guarantee period was $11,664,
▪ J= Interest rate for 5 year is 7%
▪ MVA amount is $414
◦ Your total Premium Payments you have made minus any partial Surrender and any applicable negative MVA is $100,000
◦ Your Contract Value was $116,664 (the sum of the Sub-Accounts and the Guarantee Period),
• Because your Contract Value was greater than the total adjusted Premium Payments, your Death Benefit is 116,664.

Example 3
Assume that:
• You purchased the Contract on your 60 th birthday,
• You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
• You chose to allocate $90,000 into available Sub-accounts and $10,000 into a 7-year Guarantee period at purchase with an 8% interest rate
• Values at age 62
◦ Your Contract Value in the Sub-Accounts was $105,000,
◦ You value of the 7 year Guarantee period was $11,664,
▪ J= Interest rate for 5 year is 9%
▪ MVA amount is -$652
APP D-1

◦ Your total Premium Payments you have made minus any partial Surrender and any applicable negative MVA is $99,348
◦ Your Contract Value was $116,664 (the sum of the Sub-Accounts and the Guarantee Period),
• Because your Contract Value was greater than the total adjusted Premium Payments, your Death Benefit is 116,664.

APP D-2

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may request a free copy of the SAI or submit inquiries by:
1)    mailing: Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
4)    Visiting:     https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA01710
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR identifier: C000007051

Statement of Additional Information
Union Security Life Insurance Company of New York,
Separate Account A of Union Security Life Insurance Company of New York
TD Waterhouse Variable Annuity
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a Prospectus, send a written request to Union Security Life Insurance Company of New York c/o Talcott Resolution Life Insurance Company Individual Annuities, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@talcottresolution.com, or visit:
https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA01710
Date of Prospectus: May 2, 2022
Date of Statement of Additional Information: May 2, 2022

1

General Information and History
Union Security Life Insurance Company of New York
Union Security Life Insurance Company of New York ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a New York corporation founded in 1971. It is qualified to sell life, health and accident insurance and annuity contracts in New York.
Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") and Assurant is the ultimate parent of Union Security. Assurant, Inc. is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Massachusetts on June 2, 1902, and subsequently redomiciled to Connecticut. Talcott Resolution's offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1525. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
Separate Account A of Union Security Life Insurance Company of New York
The Sub-Accounts are part of Separate Account A of Union Security Life Insurance Company of New York, a segregated asset account of Union Security Insurance Company. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on October 14, 1987. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
Non-Principal Risks of Investing in the Contract
Mixed and Shared Funding Risk
Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Money Market Fund Redemption Risk
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Services
Experts
The financial statements of the individual Sub-accounts which comprise Separate Account A of Union Security Life Insurance Company of New York as of December 31, 2021, included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements of Union Security Life Insurance Company of New York as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 included in this registration statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, provides business processing outsourcing services and mail room services to us in connection with our administration of our annuity products. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We pay Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For the past three years, the dollar amount of fees paid to Cognizant has been: 2021: $505,535; 2020: $1,462,378 and 2019: $1,684,369.
2

Underwriters
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 Griffin Road North, Windsor, CT 06095-1512.
On November 19, 2012, Union Security began paying TDC underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as principal underwriter has been: 2021: $90,905; 2020: 6,281; and 2019: $321.
Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. ("Woodbury") underwriting commissions for its role as principal underwriter of all contracts offered through this separate account.
Other Information
Safekeeping of Assets
Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Talcott Resolution Distribution Company ("TDC") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Financial Statements
The financial statements of the Company are included in Section 12 of the prospectus. The financials statements of the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Separate Account A of Union Security Life Insurance Company of New York and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Separate Account A of Union Security Life Insurance Company of New York (the “Account”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Balanced Fund	Hartford SmallCap Growth HLS Fund
American Century VP Capital Appreciation Fund	Hartford Stock HLS Fund
AB VPS International Growth Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
Invesco V.I. Core Equity Fund	Invesco V.I. Health Care Fund
Invesco V.I. Government Money Market Fund	Invesco V.I. Technology Fund
AB VPS Large Cap Growth Portfolio	MFS® Income Portfolio
Federated Hermes Fund for U.S. Government Securities II	Pioneer Fund VCT Portfolio
Federated Hermes High Income Bond Fund II	Pioneer Select Mid Cap Growth VCT Portfolio
Hartford Balanced HLS Fund	VanEck VIP Global Resources Fund
Hartford Total Return Bond HLS Fund	(Formerly VanEck VIP Global Hard Assets Fund)
Hartford Capital Appreciation HLS Fund	Allspring VT Discovery Fund
Hartford Dividend and Growth HLS Fund	(Formerly Wells Fargo VT Discovery Fund)
Hartford Disciplined Equity HLS Fund	Voya Global High Dividend Low Volatility Portfolio
Hartford International Opportunities HLS Fund	NVIT Emerging Markets Fund
Hartford Ultrashort Bond HLS Fund

We have also audited the accompanying statements of assets and liabilities of Federated Hermes Managed Volatility Fund II, Hartford MidCap HLS Fund, MFS® Growth Series, MFS® High Yield Portfolio, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Sustainable Equity Portfolio, and Neuberger Berman AMT Short Duration Bond Portfolio, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Federated Hermes Managed Volatility Fund II	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the period from August 17, 2018 to December 31, 2018
Hartford MidCap HLS Fund	December 31, 2021	Year ended December 31, 2021	Year ended December 31, 2021 and the period from September 18, 2020 to December 31, 2020	Year ended December 31, 2021 and the period from September 18, 2020 to December 31, 2020
MFS® Growth Series	December 31, 2021	Year ended December 31, 2021	Year ended December 31, 2021 and the period from October 7, 2020 to December 31, 2020	Year ended December 31, 2021 and the period from October 7, 2020 to December 31, 2020
MFS® High Yield Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Four years in the period ended December 31, 2021 and the period from May 2, 2017 to December 31, 2017

BlackRock S&P 500 Index V.I. Fund	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the period from April 20, 2018 to December 31, 2018
Neuberger Berman AMT Sustainable Equity Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Two years in the period ended December 31, 2021 and the period from April 30, 2019 to December 31, 2019
Neuberger Berman AMT Short Duration Bond Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Four years in the period ended December 31, 2021 and the period from May 2, 2017 to December 31, 2017

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Separate Account A of Union Security Life Insurance Company of New York as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 13, 2022

We have served as the auditor of the Sub-Accounts that comprise Separate Account A of Union Security Life Insurance Company
of New York since 2002.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities
December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	27,747	—	—	138,092	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	76,872	42,537	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	261,718
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	11,139	—	8,555	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	62,999	2,506	—	—	—	—	—
Total investments	76,872	42,537	27,747	62,999	2,506	138,092	11,139	—	8,555	261,718
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1	1	—	1	—	2	—	—	—	348
Other assets	—	—	—	—	—	—	1	0.13	—	—
Total assets	76,873	42,538	27,747	63,000	2,506	138,094	11,140	0.13	8,555	262,066

Liabilities:
Due to Sponsor Company	1	1	—	1	—	2	—	—	—	348
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	1	—	—	—	—	—
Total liabilities	1	1	—	1	1	2	—	—	—	348

Net assets:
For contract liabilities	$76,872	$42,537	$27,747	$62,999	$2,505	$138,092	$11,140	$0.13	$8,555	$261,718

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	27,747	—	—	138,092	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	76,872	42,537	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	261,718
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	11,140	0.13	8,555	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	62,999	2,505	—	—	—	—	—
Total contract liabilities	$76,872	$42,537	$27,747	$62,999	$2,505	$138,092	$11,140	$0.13	$8,555	$261,718

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	1,023	—	—	1,483	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	8,041	2,275	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	7,379
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	1,040	—	663	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,667	2,506	—	—	—	—	—
Total shares	8,041	2,275	1,023	1,667	2,506	1,483	1,040	—	663	7,379

Cost	$54,469	$32,035	$24,201	$48,002	$2,506	$80,176	$11,653	$—	$6,976	$185,584

Deferred contracts in the accumulation period:
Units owned by participants #	1,425	504	1,740	1,091	269	1,012	475	0.003	224	25,083
Minimum unit fair value #*	$53.939947	$84.378098	$15.944082	$57.760516	$9.307582	$136.399400	$23.448558	$43.953100	$38.127164	$10.415654
Maximum unit fair value #*	$53.939947	$84.378098	$15.944082	$57.760516	$9.307582	$136.399400	$23.448558	$43.953100	$38.127164	$10.415654
Contract liability	$76,872	$42,537	$27,747	$62,999	$2,505	$138,092	$11,140	$0.13	$8,555	$261,257

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	—	—	—	44
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10.415654
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10.415654
Contract liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$461

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities (continued)
December 31, 2021

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	5,583
class IA	200,578	70,697	338,398	2,695,385	209,823	296,772	86,101	329,719	4,387	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total investments	200,578	70,697	338,398	2,695,385	209,823	296,772	86,101	329,719	4,387	5,583
Due from Sponsor Company	2,840	—	—	—	912	74	1,020	1,901	—	—
Receivable for fund shares sold	—	3	13	3,388	—	—	—	—	257	—
Other assets	1	—	—	—	—	—	1	—	—	—
Total assets	203,419	70,700	338,411	2,698,773	210,735	296,846	87,122	331,620	4,644	5,583

Liabilities:
Due to Sponsor Company	—	3	13	3,388	—	—	—	—	257	—
Payable for fund shares purchased	2,840	—	—	—	912	74	1,020	1,901	—	—
Other liabilities	—	—	—	—	—	—	—	1	—	—
Total liabilities	2,840	3	13	3,388	912	74	1,020	1,902	257	—

Net assets:
For contract liabilities	$200,579	$70,697	$338,398	$2,695,385	$209,823	$296,772	$86,102	$329,718	$4,387	$5,583

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	5,583
class IA	200,579	70,697	338,398	2,695,385	209,823	296,772	86,102	329,718	4,387	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$200,579	$70,697	$338,398	$2,695,385	$209,823	$296,772	$86,102	$329,718	$4,387	$5,583

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	242
class IA	17,766	1,303	12,270	129,275	10,039	7,362	8,610	9,009	39	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total shares	17,766	1,303	12,270	129,275	10,039	7,362	8,610	9,009	39	242

Cost	$206,299	$61,864	$252,073	$1,973,882	$108,359	$265,378	$86,740	$210,269	$2,204	$4,553

Deferred contracts in the accumulation period:
Units owned by participants #	46,910	10,609	61,090	24,264	45,034	22,766	49,091	2,963	849	179
Minimum unit fair value #*	$4.223438	$6.663616	$5.450303	$103.836497	$4.173262	$12.998116	$1.676797	$111.266588	$5.164974	$31.175356
Maximum unit fair value #*	$4.223438	$6.663616	$5.450303	$103.836497	$4.173262	$12.998116	$10.339503	$111.266588	$5.164974	$31.175356
Contract liability	$198,122	$70,697	$332,957	$2,519,464	$187,940	$295,915	$86,102	$329,718	$4,387	$5,583

Contracts in payout (annuitization) period:
Units owned by participants #	582	—	998	1,694	5,244	66	—	—	—	—
Minimum unit fair value #*	$4.223438	$—	$5.450303	$103.836497	$4.173262	$12.998116	$—	$—	$—	$—
Maximum unit fair value #*	$4.223438	$—	$5.450303	$103.836497	$4.173262	$12.998116	$—	$—	$—	$—
Contract liability	$2,457	$—	$5,441	$175,921	$21,883	$857	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities (continued)
December 31, 2021

	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Resources Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	942,160	14,086	2,165	68,900	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	2,068	8,006	11,958	—	—	—	—	7,633
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	138,311	157,451	—	—	—	—	—	—	—	—
Total investments	138,311	157,451	2,068	8,006	11,958	942,160	14,086	2,165	68,900	7,633
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	2	2	—	—	—	2,935	—	—	1	—
Other assets	—	—	—	—	—	—	—	—	—	1
Total assets	138,313	157,453	2,068	8,006	11,958	945,095	14,086	2,165	68,901	7,634

Liabilities:
Due to Sponsor Company	2	2	—	—	—	2,935	—	—	1	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	1	—	—	—	1	—
Total liabilities	2	3	—	—	1	2,935	—	—	2	—

Net assets:
For contract liabilities	$138,311	$157,450	$2,068	$8,006	$11,957	$942,160	$14,086	$2,165	$68,899	$7,634

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	942,160	14,086	2,165	68,899	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	2,068	8,006	11,957	—	—	—	—	7,634
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	138,311	157,450	—	—	—	—	—	—	—	—
Total contract liabilities	$138,311	$157,450	$2,068	$8,006	$11,957	$942,160	$14,086	$2,165	$68,899	$7,634

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	29,214	1,344	109	1,974	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	26	1,432	1,219	—	—	—	—	287
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	4,085	4,135	—	—	—	—	—	—	—	—
Total shares	4,085	4,135	26	1,432	1,219	29,214	1,344	109	1,974	287

Cost	$103,491	$96,419	$1,826	$8,432	$12,153	$697,344	$14,221	$1,847	$55,138	$7,592

Deferred contracts in the accumulation period:
Units owned by participants #	1,680	2,292	16	544	858	52,170	823	43	767	240
Minimum unit fair value #*	$82.337161	$68.682722	$126.491514	$14.723698	$13.937160	$17.095462	$17.112817	$50.750212	$89.872357	$31.815931
Maximum unit fair value #*	$82.337161	$68.682722	$126.491514	$14.723698	$13.937160	$17.707991	$17.112817	$50.750212	$89.872357	$31.815931
Contract liability	$138,311	$157,450	$2,068	$8,006	$11,957	$897,244	$14,086	$2,165	$68,899	$7,634

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	2,627	—	—	—	—
Minimum unit fair value #*	$—	$—	$—	$—	$—	$17.095462	$—	$—	$—	$—
Maximum unit fair value #*	$—	$—	$—	$—	$—	$17.095462	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—	$44,916	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities (concluded)
December 31, 2021

	Allspring VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$59,042	$—	$—	$—
class A	—	—	—	—
class D	—	—	9,572	—
class I	—	—	—	42,685
class IA	—	—	—	—
class INIT	—	—	—	—
class PRIM	—	—	—	—
class S	—	70,165	—	—
class S1	—	—	—	—
Total investments	59,042	70,165	9,572	42,685
Due from Sponsor Company	—	—	—	—
Receivable for fund shares sold	1	1	—	1
Other assets	—	—	1	—
Total assets	59,043	70,166	9,573	42,686

Liabilities:
Due to Sponsor Company	1	1	—	1
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	—	—
Total liabilities	1	1	—	1

Net assets:
For contract liabilities	$59,042	$70,165	$9,573	$42,685

Contract Liabilities:
class 2	$59,042	$—	$—	$—
class A	—	—	—	—
class D	—	—	9,573	—
class I	—	—	—	42,685
class IA	—	—	—	—
class INIT	—	—	—	—
class PRIM	—	—	—	—
class S	—	70,165	—	—
class S1	—	—	—	—
Total contract liabilities	$59,042	$70,165	$9,573	$42,685

Shares:
class 2	1,381	—	—	—
class A	—	—	—	—
class D	—	—	710	—
class I	—	—	—	1,153
class IA	—	—	—	—
class INIT	—	—	—	—
class PRIM	—	—	—	—
class S	—	5,677	—	—
class S1	—	—	—	—
Total shares	1,381	5,677	710	1,153

Cost	$38,264	$57,234	$7,244	$30,338

Deferred contracts in the accumulation period:
Units owned by participants #	451	4,507	674	2,586
Minimum unit fair value #*	$130.842635	$15.567477	$14.198105	$16.508774
Maximum unit fair value #*	$130.842635	$15.567477	$14.198105	$16.508774
Contract liability	$59,042	$70,165	$9,573	$42,685

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—
Minimum unit fair value #*	$—	$—	$—	$—
Maximum unit fair value #*	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly VanEck VIP Global Hard Assets Fund. Change effective May 01, 2021.
(2) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations
For the Periods Ended December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$521	$—	$—	$384	$—	$—	$228	$0.05	$139	$2,531

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	(250)
Mortality and expense risk charges	(342)	(186)	(121)	(274)	(33)	(586)	(51)	—	(36)	(3,125)
Total expenses	(342)	(186)	(121)	(274)	(33)	(586)	(51)	—	(36)	(3,375)
Net investment income (loss)	179	(186)	(121)	110	(33)	(586)	177	0.05	103	(844)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,556	49	19	2,075	—	4,453	(4)	(0.06)	6	4,634
Net realized gain distributions	3,253	4,811	2,533	1,316	—	9,116	—	—	—	13,210
Change in unrealized appreciation (depreciation) during the period	2,581	(577)	(432)	10,928	—	19,130	(458)	0.04	1,195	24,306
Net gain (loss) on investments	10,390	4,283	2,120	14,319	—	32,699	(462)	(0.02)	1,201	42,150
Net increase (decrease) in net assets resulting from operations	$10,569	$4,097	$1,999	$14,429	$(33)	$32,113	$(285)	$0.03	$1,304	$41,306

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$4,776	$325	$4,069	$14,468	$2,109	$—	$603	$—	$52	$—

Expenses:
Administrative charges	(209)	—	—	(2,531)	—	—	(83)	(333)	—	—
Mortality and expense risk charges	(2,606)	(914)	(4,118)	(31,643)	(2,796)	(4,023)	(1,070)	(4,164)	(56)	(28)
Total expenses	(2,815)	(914)	(4,118)	(34,174)	(2,796)	(4,023)	(1,153)	(4,497)	(56)	(28)
Net investment income (loss)	1,961	(589)	(49)	(19,706)	(687)	(4,023)	(550)	(4,497)	(4)	(28)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,847	398	2,944	61,144	5,539	6,981	95	4,729	163	9
Net realized gain distributions	4,876	5,995	15,222	106,676	—	47,317	—	26,404	153	445
Change in unrealized appreciation (depreciation) during the period	(15,321)	2,399	61,275	392,047	7,900	(26,103)	(814)	(18,055)	573	(1,065)
Net gain (loss) on investments	(7,598)	8,792	79,441	559,867	13,439	28,195	(719)	13,078	889	(611)
Net increase (decrease) in net assets resulting from operations	$(5,637)	$8,203	$79,392	$540,161	$12,752	$24,172	$(1,269)	$8,581	$885	$(639)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Resources Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Investment income:
Dividends	$271	$—	$—	$391	$371	$11,296	$367	$6	$—	$32

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(614)	(738)	(8)	(36)	(54)	(10,437)	(63)	(9)	(309)	(33)
Total expenses	(614)	(738)	(8)	(36)	(54)	(10,437)	(63)	(9)	(309)	(33)
Net investment income (loss)	(343)	(738)	(8)	355	317	859	304	(3)	(309)	(1)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	7,785	8,452	5	(2)	2	23,073	—	1	92	(2)
Net realized gain distributions	14,084	14,379	259	—	482	63,163	—	152	9,473	—
Change in unrealized appreciation (depreciation) during the period	(7,982)	(1,507)	134	(119)	(799)	118,659	(264)	316	(4,396)	1,190
Net gain (loss) on investments	13,887	21,324	398	(121)	(315)	204,895	(264)	469	5,169	1,188
Net increase (decrease) in net assets resulting from operations	$13,544	$20,586	$390	$234	$2	$205,754	$40	$466	$4,860	$1,187

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$1,504	$100	$150

Expenses:
Administrative charges	—	—	—	—
Mortality and expense risk charges	(280)	(309)	(47)	(176)
Total expenses	(280)	(309)	(47)	(176)
Net investment income (loss)	(280)	1,195	53	(26)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	126	1,444	18	45
Net realized gain distributions	4,624	—	—	768
Change in unrealized appreciation (depreciation) during the period	(7,885)	9,750	(904)	7,174
Net gain (loss) on investments	(3,135)	11,194	(886)	7,987
Net increase (decrease) in net assets resulting from operations	$(3,415)	$12,389	$(833)	$7,961

The accompanying notes are an integral part of these financial statements.

(1) Formerly VanEck VIP Global Hard Assets Fund. Change effective May 01, 2021.
(2) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$179	$(186)	$(121)	$110	$(33)	$(586)	$177	$0.05	$103	$(844)
Net realized gain (loss) on security transactions	4,556	49	19	2,075	—	4,453	(4)	(0.06)	6	4,634
Net realized gain distributions	3,253	4,811	2,533	1,316	—	9,116	—	—	—	13,210
Change in unrealized appreciation (depreciation) during the period	2,581	(577)	(432)	10,928	—	19,130	(458)	0.04	1,195	24,306
Net increase (decrease) in net assets resulting from operations	10,569	4,097	1,999	14,429	(33)	32,113	(285)	0.03	1,304	41,306

Unit transactions:
Purchases	51,144	—	—	52,369	—	—	—	—	—	150
Net transfers	—	—	—	—	—	—	—	—	—	234
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,875)	(5)	(2)	(2,931)	(30)	(12,044)	(29)	(1.21)	(2)	(4,350)
Other transactions	—	—	—	—	(1)	—	—	—	—	—
Death benefits	(65,840)	—	—	(67,418)	—	—	—	—	—	(7,001)
Net annuity transactions	—	—	—	—	—	—	—	—	—	(82)
Net increase (decrease) in net assets resulting from unit transactions	(17,571)	(5)	(2)	(17,980)	(31)	(12,044)	(29)	(1.21)	(2)	(11,049)
Net increase (decrease) in net assets	(7,002)	4,092	1,997	(3,551)	(64)	20,069	(314)	(1.18)	1,302	30,257

Net assets:
Beginning of period	83,874	38,445	25,750	66,550	2,569	118,023	11,454	1.31	7,253	231,461
End of period	$76,872	$42,537	$27,747	$62,999	$2,505	$138,092	$11,140	$0.13	$8,555	$261,718

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,961	$(589)	$(49)	$(19,706)	$(687)	$(4,023)	$(550)	$(4,497)	$(4)	$(28)
Net realized gain (loss) on security transactions	2,847	398	2,944	61,144	5,539	6,981	95	4,729	163	9
Net realized gain distributions	4,876	5,995	15,222	106,676	—	47,317	—	26,404	153	445
Change in unrealized appreciation (depreciation) during the period	(15,321)	2,399	61,275	392,047	7,900	(26,103)	(814)	(18,055)	573	(1,065)
Net increase (decrease) in net assets resulting from operations	(5,637)	8,203	79,392	540,161	12,752	24,172	(1,269)	8,581	885	(639)

Unit transactions:
Purchases	—	—	—	240	60	—	—	—	—	—
Net transfers	9,518	(3,115)	(3,725)	(11,105)	2,525	(2,063)	2,213	4,098	(257)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(54,105)	—	(1,946)	(156,234)	(2,245)	(16,373)	(2,010)	(4,510)	(5)	(2)
Other transactions	(44)	(1)	27	(65)	(103)	(63)	(9)	—	(6)	—
Death benefits	(75,198)	—	3,049	(39,228)	(94)	(6,114)	(36,913)	(1,876)	—	—
Net annuity transactions	(330)	—	(668)	(42,535)	(2,909)	(160)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(120,159)	(3,116)	(3,263)	(248,927)	(2,766)	(24,773)	(36,719)	(2,288)	(268)	(2)
Net increase (decrease) in net assets	(125,796)	5,087	76,129	291,234	9,986	(601)	(37,988)	6,293	617	(641)

Net assets:
Beginning of period	326,375	65,610	262,269	2,404,151	199,837	297,373	124,090	323,425	3,770	6,224
End of period	$200,579	$70,697	$338,398	$2,695,385	$209,823	$296,772	$86,102	$329,718	$4,387	$5,583

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Resources Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Operations:
Net investment income (loss)	$(343)	$(738)	$(8)	$355	$317	$859	$304	$(3)	$(309)	$(1)
Net realized gain (loss) on security transactions	7,785	8,452	5	(2)	2	23,073	—	1	92	(2)
Net realized gain distributions	14,084	14,379	259	—	482	63,163	—	152	9,473	—
Change in unrealized appreciation (depreciation) during the period	(7,982)	(1,507)	134	(119)	(799)	118,659	(264)	316	(4,396)	1,190
Net increase (decrease) in net assets resulting from operations	13,544	20,586	390	234	2	205,754	40	466	4,860	1,187

Unit transactions:
Purchases	87,975	—	—	—	—	150	—	—	—	—
Net transfers	—	—	—	—	—	(4,516)	—	—	—	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,940)	(18,020)	(3)	1	(2)	(69,682)	1	(9)	(41)	(13)
Other transactions	—	—	(4)	—	—	(25)	(1)	—	—	1
Death benefits	(113,254)	—	—	—	—	(26,115)	—	—	—	—
Net annuity transactions	—	—	—	—	—	(5,429)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(30,219)	(18,020)	(7)	1	(2)	(105,617)	—	(9)	(41)	(12)
Net increase (decrease) in net assets	(16,675)	2,566	383	235	—	100,137	40	457	4,819	1,175

Net assets:
Beginning of period	154,986	154,884	1,685	7,771	11,957	842,023	14,046	1,708	64,080	6,459
End of period	$138,311	$157,450	$2,068	$8,006	$11,957	$942,160	$14,086	$2,165	$68,899	$7,634

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(280)	$1,195	$53	$(26)
Net realized gain (loss) on security transactions	126	1,444	18	45
Net realized gain distributions	4,624	—	—	768
Change in unrealized appreciation (depreciation) during the period	(7,885)	9,750	(904)	7,174
Net increase (decrease) in net assets resulting from operations	(3,415)	12,389	(833)	7,961

Unit transactions:
Purchases	—	50,508	—	—
Net transfers	—	—	—	—
Net interfund transfers due to corporate actions	—	—	—	—
Surrenders for benefit payments and fees	(17)	(2,836)	(9)	(14)
Other transactions	—	—	—	—
Death benefits	—	(65,021)	—	—
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(17)	(17,349)	(9)	(14)
Net increase (decrease) in net assets	(3,432)	(4,960)	(842)	7,947

Net assets:
Beginning of period	62,474	75,125	10,415	34,738
End of period	$59,042	$70,165	$9,573	$42,685

The accompanying notes are an integral part of these financial statements.

(1) Formerly VanEck VIP Global Hard Assets Fund. Change effective May 01, 2021.
(2) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$597	$(132)	$199	$605	$11	$(436)	$220	$0.13	$143	$705
Net realized gain (loss) on security transactions	15,293	17	26	683	—	146	(677)	(0.09)	(5)	4,126
Net realized gain distributions	2,866	3,124	1,860	15,519	—	7,437	—	—	—	10,974
Change in unrealized appreciation (depreciation) during the period	(8,750)	8,331	3,837	(8,016)	—	23,081	1,065	0.07	(111)	5,341
Net increase (decrease) in net assets resulting from operations	10,006	11,340	5,922	8,791	11	30,228	608	0.11	27	21,146

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	—	150
Net transfers	—	(23)	(636)	(985)	—	1,580	—	—	—	4,187
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(71,268)	(4)	(70)	(1,256)	(60,521)	(250)	(23,389)	(1.35)	(65)	(16,959)
Other transactions	—	—	1	—	—	(1)	1	(0.01)	—	—
Death benefits	(7,238)	—	—	(7,171)	—	—	—	—	—	—
Net annuity transactions	—	—	—	—	—	—	—	—	—	(74)
Net increase (decrease) in net assets resulting from unit transactions	(78,506)	(27)	(705)	(9,412)	(60,521)	1,329	(23,388)	(1.36)	(65)	(12,696)
Net increase (decrease) in net assets	(68,500)	11,313	5,217	(621)	(60,510)	31,557	(22,780)	(1.25)	(38)	8,450

Net assets:
Beginning of period	152,374	27,132	20,533	67,171	63,079	86,466	34,234	2.56	7,291	223,011
End of period	$83,874	$38,445	$25,750	$66,550	$2,569	$118,023	$11,454	$1.31	$7,253	$231,461

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$3,720	$(193)	$3,169	$(5,817)	$937	$(898)
Net realized gain (loss) on security transactions	165	(14)	162	11,844	7,317	751
Net realized gain distributions	393	4,223	1,078	32,213	—	4,109
Change in unrealized appreciation (depreciation) during the period	10,383	7,047	24,915	257,922	21,556	57,497
Net increase (decrease) in net assets resulting from operations	14,661	11,063	29,324	296,162	29,810	61,459

Unit transactions:
Purchases	1,027	—	—	60	2,617	—
Net transfers	10,134	—	(3,328)	(165,485)	(183)	(1,207)
Net interfund transfers due to corporate actions	134,083	—	211,403	1,733,162	—	240,396
Surrenders for benefit payments and fees	(6,594)	(10)	(1,364)	(59,363)	(12,452)	(4,021)
Other transactions	—	—	—	—	(3)	—
Death benefits	(2,827)	—	—	—	(7,043)	—
Net annuity transactions	2,002	—	4,174	145,206	(1,005)	746
Net increase (decrease) in net assets resulting from unit transactions	137,825	(10)	210,885	1,653,580	(18,069)	235,914
Net increase (decrease) in net assets	152,486	11,053	240,209	1,949,742	11,741	297,373

Net assets:
Beginning of period	173,889	54,557	22,060	454,409	188,096	—
End of period	$326,375	$65,610	$262,269	$2,404,151	$199,837	$297,373

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(49)	$(3,393)	$11	$10	$(187)	$(552)	$(2)
Net realized gain (loss) on security transactions	165	6,402	23	197	4,057	189	1
Net realized gain distributions	—	9,235	209	366	3,644	11,671	—
Change in unrealized appreciation (depreciation) during the period	(430)	65,589	94	1,078	12,978	36,578	107
Net increase (decrease) in net assets resulting from operations	(314)	77,833	337	1,651	20,492	47,886	106

Unit transactions:
Purchases	—	1,345	—	—	—	—	—
Net transfers	1,907	(4,994)	283	(883)	—	2,107	1,580
Net interfund transfers due to corporate actions	98,330	—	—	—	—	—	—
Surrenders for benefit payments and fees	(9,108)	(11,053)	(1)	(5)	(2,289)	(15)	—
Other transactions	1	—	(5)	—	—	—	(1)
Death benefits	—	(3,749)	—	—	(12,981)	—	—
Net annuity transactions	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	91,130	(18,451)	277	(888)	(15,270)	2,092	1,579
Net increase (decrease) in net assets	90,816	59,382	614	763	5,222	49,978	1,685

Net assets:
Beginning of period	33,274	264,043	3,156	5,461	149,764	104,906	—
End of period	$124,090	$323,425	$3,770	$6,224	$154,986	$154,884	$1,685

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Hard Assets Fund	Wells Fargo VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$380	$377	$4,319	$263	$4	$(223)	$26	$(202)	$1,370	$102
Net realized gain (loss) on security transactions	(3)	(1)	4,294	—	(1)	25	(157)	66	264	8
Net realized gain distributions	—	—	48,638	—	96	3,510	—	3,888	—	—
Change in unrealized appreciation (depreciation) during the period	(34)	595	61,168	145	188	14,513	1,142	20,143	(3,064)	1,040
Net increase (decrease) in net assets resulting from operations	343	971	118,419	408	287	17,825	1,011	23,895	(1,430)	1,150

Unit transactions:
Purchases	—	—	4,613	—	—	—	—	—	—	—
Net transfers	—	—	4,929	—	327	—	(344)	(5)	(548)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	—	(64)	(63,124)	—	(10)	(79)	(16)	(16)	(1,238)	(8)
Other transactions	—	—	(9)	—	—	—	1	—	—	—
Death benefits	—	—	(12,466)	—	—	—	—	—	(7,036)	—
Net annuity transactions	—	—	(2,113)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	—	(64)	(68,170)	—	317	(79)	(359)	(21)	(8,822)	(8)
Net increase (decrease) in net assets	343	907	50,249	408	604	17,746	652	23,874	(10,252)	1,142

Net assets:
Beginning of period	7,428	11,050	791,774	13,638	1,104	46,334	5,807	38,600	85,377	9,273
End of period	$7,771	$11,957	$842,023	$14,046	$1,708	$64,080	$6,459	$62,474	$75,125	$10,415

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2020

Neuberger Berman AMT Sustainable Equity Portfolio
Sub-Account

Operations:
Net investment income (loss)	$48
Net realized gain (loss) on security transactions	79
Net realized gain distributions	1,237
Change in unrealized appreciation (depreciation) during the period	4,237
Net increase (decrease) in net assets resulting from operations	5,601

Unit transactions:
Purchases	—
Net transfers	(910)
Net interfund transfers due to corporate actions	—
Surrenders for benefit payments and fees	(24)
Other transactions	1
Death benefits	—
Net loan activity	—
Net annuity transactions	—
Cost of insurance	—
Net increase (decrease) in net assets resulting from unit transactions	(933)
Net increase (decrease) in net assets	4,668

Net assets:
Beginning of period	30,070
End of period	$34,738

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Notes to Financial Statements
December 31, 2021

1. Organization:

Separate Account A (the “Account”) is a separate investment account established by Union Security Life Insurance Company of New York (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of New York and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AB VPS International Growth Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. Government Money Market Fund, AB VPS Large Cap Growth Portfolio, Federated Hermes Fund for U.S. Government Securities II, Federated Hermes High Income Bond Fund II, Federated Hermes Managed Volatility Fund II, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, VY® JPMorgan Emerging Markets Equity Portfolio, Invesco V.I. Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Yield Portfolio, MFS® Income Portfolio, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Short Duration Bond Portfolio, Pioneer Fund VCT Portfolio, Pioneer Select Mid Cap Growth VCT Portfolio, VanEck VIP Global Resources Fund (Formerly VanEck VIP Global Hard Assets Fund), Allspring VT Discovery Fund (Formerly Wells Fargo VT Discovery Fund), Voya Global High Dividend Low Volatility Portfolio, NVIT Emerging Markets Fund, Neuberger Berman AMT Sustainable Equity Portfolio.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-
dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate Fund Manager.

For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2021 and 2020.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2017 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021.
h) Novel Coronavirus - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the funds.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.25% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.10% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee in the amount of $30 may be charged. These expenses are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$3,773	$17,913
American Century VP Capital Appreciation Fund	$4,811	$191
AB VPS International Growth Portfolio	$2,533	$123
Invesco V.I. Core Equity Fund	$1,700	$18,253
Invesco V.I. Government Money Market Fund	$1	$64
AB VPS Large Cap Growth Portfolio	$9,115	$12,628
Federated Hermes Fund for U.S. Government Securities II	$229	$82
Federated Hermes High Income Bond Fund II	$0.05	$1.06
Federated Hermes Managed Volatility Fund II	$138.00	$37.00
Hartford Balanced HLS Fund	$16,250	$14,934
Hartford Total Return Bond HLS Fund	$25,727	$139,050
Hartford Capital Appreciation HLS Fund	$6,320	$4,030
Hartford Dividend and Growth HLS Fund	$26,903	$14,993
Hartford Disciplined Equity HLS Fund	$124,370	$286,326
Hartford International Opportunities HLS Fund	$7,924	$11,377
Hartford MidCap HLS Fund	$52,360	$33,839
Hartford Ultrashort Bond HLS Fund	$9,827	$47,098
Hartford SmallCap Growth HLS Fund	$30,498	$10,878
Hartford Stock HLS Fund	$204	$323
VY® JPMorgan Emerging Markets Equity Portfolio	$446	$31
Invesco V.I. Health Care Fund	$14,355	$30,833
Invesco V.I. Technology Fund	$14,380	$18,758
MFS® Growth Series	$260	$18
MFS® High Yield Portfolio	$391	$36
MFS® Income Portfolio	$853	$55
BlackRock S&P 500 Index V.I. Fund	$75,673	$117,267
Neuberger Berman AMT Short Duration Bond Portfolio	$368	$64
Pioneer Fund VCT Portfolio	$159	$19
Pioneer Select Mid Cap Growth VCT Portfolio	$9,472	$349
VanEck VIP Global Resources Fund+	$32	$47
Allspring VT Discovery Fund+	$4,624	$297
Voya Global High Dividend Low Volatility Portfolio	$1,504	$17,658
NVIT Emerging Markets Fund	$100	$56
Neuberger Berman AMT Sustainable Equity Portfolio	$919	$191

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	—	367	(367)
American Century VP Capital Appreciation Fund	—	—	—
AB VPS International Growth Portfolio	—	—	—
Invesco V.I. Core Equity Fund	—	374	(374)
Invesco V.I. Government Money Market Fund	—	3	(3)
AB VPS Large Cap Growth Portfolio	—	99	(99)
Federated Hermes Fund for U.S. Government Securities II	—	1	(1)
Federated Hermes High Income Bond Fund II	—	0.028	(0.028)
Federated Hermes Managed Volatility Fund II	—	—	—
Hartford Balanced HLS Fund	71	1,176	(1,105)
Hartford Total Return Bond HLS Fund	3,883	31,911	(28,028)
Hartford Capital Appreciation HLS Fund	—	539	(539)
Hartford Dividend and Growth HLS Fund	1,818	2,395	(577)
Hartford Disciplined Equity HLS Fund	83	2,797	(2,714)
Hartford International Opportunities HLS Fund	1,499	2,158	(659)
Hartford MidCap HLS Fund	412	2,388	(1,976)
Hartford Ultrashort Bond HLS Fund	5,455	27,006	(21,551)
Hartford SmallCap Growth HLS Fund	37	57	(20)
Hartford Stock HLS Fund	—	51	(51)
VY® JPMorgan Emerging Markets Equity Portfolio	—	—	—
Invesco V.I. Health Care Fund	—	424	(424)
Invesco V.I. Technology Fund	—	276	(276)
MFS® Growth Series	—	—	—
MFS® High Yield Portfolio	—	—	—
MFS® Income Portfolio	—	—	—
BlackRock S&P 500 Index V.I. Fund	143	7,573	(7,430)
Neuberger Berman AMT Short Duration Bond Portfolio	—	—	—
Pioneer Fund VCT Portfolio	—	—	—
Pioneer Select Mid Cap Growth VCT Portfolio	—	—	—
VanEck VIP Global Resources Fund+	—	—	—
Allspring VT Discovery Fund+	—	—	—
Voya Global High Dividend Low Volatility Portfolio	—	1,285	(1,285)
NVIT Emerging Markets Fund	—	1	(1)
Neuberger Berman AMT Sustainable Equity Portfolio	—	1	(1)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Balanced Fund	—	1,855	(1,855)
American Century VP Capital Appreciation Fund	—	1	(1)
AB VPS International Growth Portfolio	—	55	(55)
Invesco V.I. Core Equity Fund	—	211	(211)
Invesco V.I. Government Money Market Fund	—	5,979	(5,979)
AB VPS Large Cap Growth Portfolio	16	3	13
Federated Hermes Fund for U.S. Government Securities II	—	1,015	(1,015)
Federated Hermes High Income Bond Fund II	—	0.033	(0.033)
Federated Hermes Managed Volatility Fund II	—	3.000	(3.000)
Hartford Balanced HLS Fund	521	2,120	(1,599)
Hartford Total Return Bond HLS Fund	34,775	2,535	32,240
Hartford Capital Appreciation HLS Fund	—	2	(2)
Hartford Dividend and Growth HLS Fund	57,534	473	57,061
Hartford Disciplined Equity HLS Fund	23,491	1,130	22,361
Hartford International Opportunities HLS Fund	739	6,775	(6,036)
Hartford MidCap HLS Fund	25,357	549	24,808
Hartford Ultrashort Bond HLS Fund	58,644	1,091	57,553
Hartford SmallCap Growth HLS Fund	18	235	(217)
Hartford Stock HLS Fund	68	1	67
VY® JPMorgan Emerging Markets Equity Portfolio	—	30	(30)
Invesco V.I. Health Care Fund	—	213	(213)
Invesco V.I. Technology Fund	38	—	38
MFS® Growth Series	16	—	16
MFS® High Yield Portfolio	—	—	—
MFS® Income Portfolio	—	5	(5)
BlackRock S&P 500 Index V.I. Fund	791	6,892	(6,101)
Neuberger Berman AMT Short Duration Bond Portfolio	—	—	—
Pioneer Fund VCT Portfolio	9	—	9
Pioneer Select Mid Cap Growth VCT Portfolio	—	1	(1)
VanEck VIP Global Hard Assets Fund	—	16	(16)
Wells Fargo VT Discovery Fund	—	1	(1)
Voya Global High Dividend Low Volatility Portfolio	—	689	(689)
NVIT Emerging Markets Fund	—	1	(1)
Neuberger Berman AMT Sustainable Equity Portfolio	—	78	(78)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2021. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2021	1,425	$53.939947	to	$53.939947	$76,872	0.45%	to	0.45%	0.69%	to	0.69%	15.25%	to	15.25%
2020	1,792	$46.802498	to	$46.802498	$83,874	0.45%	to	0.45%	1.16%	to	1.16%	12.02%	to	12.02%
2019	3,647	$41.779788	to	$41.779788	$152,374	0.45%	to	0.45%	1.52%	to	1.52%	19.31%	to	19.31%
2018	4,350	$35.016715	to	$35.016715	$152,332	0.45%	to	0.45%	1.42%	to	1.42%	(4.26)%	to	(4.26)%
2017	4,351	$36.575388	to	$36.575388	$159,130	0.45%	to	0.45%	1.54%	to	1.54%	13.40%	to	13.40%
American Century VP Capital Appreciation Fund
2021	504	$84.378098	to	$84.378098	$42,537	0.45%	to	0.45%	—%	to	—%	10.66%	to	10.66%
2020	504	$76.252223	to	$76.252223	$38,445	0.45%	to	0.45%	—%	to	—%	41.82%	to	41.82%
2019	505	$53.768143	to	$53.768143	$27,132	0.45%	to	0.45%	—%	to	—%	34.96%	to	34.96%
2018	505	$39.841347	to	$39.841347	$20,108	0.45%	to	0.45%	—%	to	—%	(5.62)%	to	(5.62)%
2017	505	$42.214726	to	$42.214726	$21,310	0.45%	to	0.45%	—%	to	—%	21.24%	to	21.24%
AB VPS International Growth Portfolio
2021	1,740	$15.944082	to	$15.944082	$27,747	0.45%	to	0.45%	—%	to	—%	7.76%	to	7.76%
2020	1,740	$14.795446	to	$14.795446	$25,750	0.45%	to	0.45%	1.39%	to	1.39%	29.36%	to	29.36%
2019	1,795	$11.437596	to	$11.437596	$20,533	0.45%	to	0.45%	0.58%	to	0.58%	26.95%	to	26.95%
2018	1,796	$9.009225	to	$9.009225	$16,180	0.45%	to	0.45%	0.69%	to	0.69%	(17.78)%	to	(17.78)%
2017	1,797	$10.957487	to	$10.957487	$19,687	0.45%	to	0.45%	1.20%	to	1.20%	34.42%	to	34.42%
Invesco V.I. Core Equity Fund
2021	1,091	$57.760516	to	$57.760516	$62,999	0.45%	to	0.45%	0.63%	to	0.63%	27.17%	to	27.17%
2020	1,465	$45.421419	to	$45.421419	$66,550	0.45%	to	0.45%	1.37%	to	1.37%	13.34%	to	13.34%
2019	1,676	$40.075446	to	$40.075446	$67,171	0.45%	to	0.45%	0.97%	to	0.97%	28.39%	to	28.39%
2018	1,676	$31.214866	to	$31.214866	$52,322	0.45%	to	0.45%	0.91%	to	0.91%	(9.80)%	to	(9.80)%
2017	1,676	$34.606963	to	$34.606963	$58,011	0.45%	to	0.45%	1.05%	to	1.05%	12.67%	to	12.67%
Invesco V.I. Government Money Market Fund
2021	269	$9.307582	to	$9.307582	$2,505	1.35%	to	1.35%	—%	to	—%	(1.33)%	to	(1.33)%
2020	272	$9.433440	to	$10.100226	$2,569	0.45%	to	1.35%	0.29%	to	0.29%	(1.05)%	to	(0.16)%
2019	6,251	$9.533599	to	$10.116003	$63,079	0.45%	to	1.35%	1.78%	to	1.93%	0.53%	to	1.44%
2018	11,328	$9.483229	to	$9.972408	$112,830	0.45%	to	1.35%	1.52%	to	1.53%	0.19%	to	1.09%
2017	13,992	$9.465397	to	$9.864478	$137,906	0.45%	to	1.35%	0.56%	to	0.59%	(0.79)%	to	0.11%
AB VPS Large Cap Growth Portfolio
2021	1,012	$136.399400	to	$136.399400	$138,092	0.45%	to	0.45%	—%	to	—%	28.39%	to	28.39%
2020	1,111	$106.234770	to	$106.234770	$118,023	0.45%	to	0.45%	—%	to	—%	34.88%	to	34.88%
2019	1,098	$78.764595	to	$78.764595	$86,466	0.45%	to	0.45%	—%	to	—%	34.09%	to	34.09%
2018	1,099	$58.739089	to	$58.739089	$64,523	0.45%	to	0.45%	—%	to	—%	2.12%	to	2.12%
2017	1,099	$57.520608	to	$57.520608	$63,226	0.45%	to	0.45%	—%	to	—%	31.39%	to	31.39%
Federated Hermes Fund for U.S. Government Securities II

2021	475	$23.448558	to	$23.448558	$11,140	0.45%	to	0.45%	2.02%	to	2.02%	(2.48)%	to	(2.48)%
2020	476	$24.046053	to	$24.046053	$11,454	0.45%	to	0.45%	2.32%	to	2.32%	4.74%	to	4.74%
2019	1,491	$22.957844	to	$22.957844	$34,234	0.45%	to	0.45%	2.55%	to	2.55%	5.42%	to	5.42%
2018	1,917	$21.776910	to	$21.776910	$41,740	0.45%	to	0.45%	2.40%	to	2.40%	—%	to	—%
2017	1,919	$21.776381	to	$21.776381	$41,779	0.45%	to	0.45%	2.33%	to	2.33%	1.47%	to	1.47%
Federated Hermes High Income Bond Fund II
2021	0.003	$43.953100	to	$43.953100	$0.13	0.45%	to	0.45%	4.07%	to	4.07%	4.38%	to	4.38%
2020	0.03	$42.109799	to	$42.109799	$1.31	0.45%	to	0.45%	5.44%	to	5.44%	5.11%	to	5.11%
2019	0.06	$40.060880	to	$40.060880	$2.56	0.45%	to	0.45%	5.71%	to	5.71%	14.03%	to	14.03%
2018	0.10	$35.131997	to	$35.131997	$3.65	0.45%	to	0.45%	7.74%	to	7.74%	(3.72)%	to	(3.72)%
2017	0.15	$36.489819	to	$36.489819	$5.47	0.45%	to	0.45%	0.31%	to	0.31%	6.46%	to	6.46%
Federated Hermes Managed Volatility Fund II
2021	224	$38.127164	to	$38.127164	$8,555	0.45%	to	0.45%	1.75%	to	1.75%	17.98%	to	17.98%
2020	224	$32.316859	to	$32.316859	$7,253	0.45%	to	0.45%	2.55%	to	2.55%	0.48%	to	0.48%
2019	227	$32.163028	to	$32.163028	$7,291	0.45%	to	0.45%	2.04%	to	2.04%	19.69%	to	19.69%
2018♦	227	$26.872285	to	$26.872285	$6,096	0.45%	to	0.45%	—%	to	—%	(8.90)%	to	(8.90)%
Hartford Balanced HLS Fund
2021	25,127	$10.415654	to	$10.415654	$261,718	1.35%	to	1.35%	1.01%	to	1.01%	18.04%	to	18.04%
2020	26,232	$8.823832	to	$8.823832	$231,461	1.35%	to	1.35%	1.68%	to	1.68%	10.12%	to	10.12%
2019	27,831	$8.012962	to	$8.012962	$223,011	1.35%	to	1.35%	—%	to	—%	21.15%	to	21.15%
2018	32,222	$6.614044	to	$6.614044	$213,115	1.35%	to	1.35%	1.90%	to	1.90%	(6.51)%	to	(6.51)%
2017	41,838	$7.074752	to	$7.074752	$295,991	1.35%	to	1.35%	2.34%	to	2.34%	14.04%	to	14.04%
Hartford Total Return Bond HLS Fund
2021	47,492	$4.223438	to	$4.223438	$200,579	1.35%	to	1.35%	2.29%	to	2.29%	(2.27)%	to	(2.27)%
2020	75,520	$4.321713	to	$4.321713	$326,375	1.35%	to	1.35%	3.12%	to	3.12%	7.57%	to	7.57%
2019	43,280	$4.017746	to	$4.017746	$173,889	1.35%	to	1.35%	3.92%	to	3.92%	9.17%	to	9.17%
2018	45,599	$3.680340	to	$3.680340	$167,822	1.35%	to	1.35%	3.87%	to	3.87%	(2.14)%	to	(2.14)%
2017	49,296	$3.760722	to	$3.760722	$185,389	1.35%	to	1.35%	2.53%	to	2.53%	3.75%	to	3.75%
Hartford Capital Appreciation HLS Fund
2021	10,609	$6.663616	to	$6.663616	$70,697	1.35%	to	1.35%	0.48%	to	0.48%	13.22%	to	13.22%
2020	11,148	$5.885406	to	$5.885406	$65,610	1.35%	to	1.35%	1.00%	to	1.00%	20.28%	to	20.28%
2019	11,150	$4.893069	to	$4.893069	$54,557	1.35%	to	1.35%	1.22%	to	1.22%	29.52%	to	29.52%
2018	11,152	$3.777819	to	$3.777819	$42,131	1.35%	to	1.35%	0.93%	to	0.93%	(8.20)%	to	(8.20)%
2017	11,155	$4.115495	to	$4.115495	$45,907	1.35%	to	1.35%	1.15%	to	1.15%	20.50%	to	20.50%
Hartford Dividend and Growth HLS Fund
2021	62,088	$5.450303	to	$5.450303	$338,398	1.35%	to	1.35%	1.33%	to	1.33%	30.23%	to	30.23%
2020	62,665	$4.185220	to	$4.185220	$262,269	1.35%	to	1.35%	5.12%	to	5.12%	6.32%	to	6.32%
2019	5,604	$3.936292	to	$3.936292	$22,060	1.35%	to	1.35%	1.88%	to	1.88%	26.88%	to	26.88%
2018	5,942	$3.102370	to	$3.102370	$18,433	1.35%	to	1.35%	1.95%	to	1.95%	(6.59)%	to	(6.59)%
2017	6,045	$3.321226	to	$3.321226	$20,075	1.35%	to	1.35%	1.69%	to	1.69%	16.77%	to	16.77%
Hartford Disciplined Equity HLS Fund
2021	25,958	$103.836497	to	$103.836497	$2,695,385	1.35%	to	1.35%	0.57%	to	0.57%	23.83%	to	23.83%
2020	28,672	$83.850955	to	$83.850955	$2,404,151	1.35%	to	1.35%	0.74%	to	0.74%	16.46%	to	16.46%
2019	6,311	$72.000752	to	$72.000752	$454,409	1.35%	to	1.35%	0.86%	to	0.86%	32.32%	to	32.32%
2018	8,519	$54.412600	to	$54.412600	$463,511	1.35%	to	1.35%	0.73%	to	0.73%	(3.31)%	to	(3.31)%
2017	10,107	$56.273883	to	$56.273883	$568,741	1.35%	to	1.35%	0.88%	to	0.88%	20.28%	to	20.28%
Hartford International Opportunities HLS Fund
2021	50,278	$4.173262	to	$4.173262	$209,823	1.35%	to	1.35%	1.02%	to	1.02%	6.37%	to	6.37%
2020	50,937	$3.923270	to	$3.923270	$199,837	1.35%	to	1.35%	1.90%	to	1.90%	18.83%	to	18.83%
2019	56,973	$3.301472	to	$3.301472	$188,096	1.35%	to	1.35%	1.80%	to	1.80%	24.73%	to	24.73%
2018	70,545	$2.646859	to	$2.646859	$186,724	1.35%	to	1.35%	1.87%	to	1.87%	(19.84)%	to	(19.84)%
2017	74,400	$3.301798	to	$3.301798	$245,656	1.35%	to	1.35%	1.16%	to	1.16%	23.57%	to	23.57%

Hartford MidCap HLS Fund
2021	22,832	$12.998116	to	$12.998116	$296,772	1.35%	to	1.35%	—%	to	—%	8.43%	to	8.43%
2020♦	24,808	$11.987152	to	$11.987152	$297,373	1.35%	to	1.35%	0.05%	to	0.05%	19.87%	to	19.87%
Hartford Ultrashort Bond HLS Fund
2021	49,091	$1.676797	to	$10.339503	$86,102	0.45%	to	1.35%	0.68%	to	0.71%	(1.53)%	to	(0.63)%
2020	70,642	$1.702765	to	$10.405540	$124,090	0.45%	to	1.35%	1.05%	to	2.33%	0.08%	to	0.98%
2019	13,089	$1.701442	to	$10.304269	$33,274	0.45%	to	1.35%	1.88%	to	1.93%	1.43%	to	2.35%
2018	14,146	$1.677389	to	$10.067550	$39,475	0.45%	to	1.35%	1.15%	to	1.15%	0.20%	to	1.11%
2017	14,278	$1.674000	to	$9.957083	$39,460	0.45%	to	1.35%	0.37%	to	0.81%	(0.34)%	to	0.56%
Hartford SmallCap Growth HLS Fund
2021	2,963	$111.266588	to	$111.266588	$329,718	1.35%	to	1.35%	—%	to	—%	2.62%	to	2.62%
2020	2,983	$108.423065	to	$108.423065	$323,425	1.35%	to	1.35%	—%	to	—%	31.41%	to	31.41%
2019	3,200	$82.506480	to	$82.506480	$264,043	1.35%	to	1.35%	—%	to	—%	33.99%	to	33.99%
2018	4,110	$61.574863	to	$61.574863	$253,089	1.35%	to	1.35%	—%	to	—%	(12.88)%	to	(12.88)%
2017	4,510	$70.681536	to	$70.681536	$318,748	1.35%	to	1.35%	0.04%	to	0.04%	18.46%	to	18.46%

Hartford Stock HLS Fund
2021	849	$5.164974	to	$5.164974	$4,387	1.35%	to	1.35%	1.25%	to	1.25%	23.31%	to	23.31%
2020	900	$4.188771	to	$4.188771	$3,770	1.35%	to	1.35%	1.72%	to	1.72%	10.57%	to	10.57%
2019	833	$3.788203	to	$3.788203	$3,156	1.35%	to	1.35%	—%	to	—%	29.46%	to	29.46%
2018	3,312	$2.926127	to	$2.926127	$9,690	1.35%	to	1.35%	1.62%	to	1.62%	(1.48)%	to	(1.48)%
2017	3,263	$2.970162	to	$2.970162	$9,692	1.35%	to	1.35%	1.88%	to	1.88%	18.24%	to	18.24%
VY® JPMorgan Emerging Markets Equity Portfolio
2021	179	$31.175356	to	$31.175356	$5,583	0.45%	to	0.45%	—%	to	—%	(10.25)%	to	(10.25)%
2020	179	$34.735217	to	$34.735217	$6,224	0.45%	to	0.45%	0.63%	to	0.63%	33.14%	to	33.14%
2019	209	$26.089060	to	$26.089060	$5,461	0.45%	to	0.45%	0.06%	to	0.06%	31.52%	to	31.52%
2018	1,751	$19.836018	to	$19.836018	$34,725	0.45%	to	0.45%	0.85%	to	0.85%	(16.96)%	to	(16.96)%
2017	1,752	$23.887007	to	$23.887007	$41,854	0.45%	to	0.45%	0.69%	to	0.69%	42.71%	to	42.71%
Invesco V.I. Health Care Fund
2021	1,680	$82.337161	to	$82.337161	$138,311	0.45%	to	0.45%	0.20%	to	0.20%	11.80%	to	11.80%
2020	2,104	$73.649958	to	$73.649958	$154,986	0.45%	to	0.45%	0.32%	to	0.32%	13.95%	to	13.95%
2019	2,317	$64.635894	to	$64.635894	$149,764	0.45%	to	0.45%	0.04%	to	0.04%	31.91%	to	31.91%
2018	2,318	$49.000035	to	$49.000035	$113,559	0.45%	to	0.45%	—%	to	—%	0.45%	to	0.45%
2017	2,318	$48.779283	to	$48.779283	$113,072	0.45%	to	0.45%	0.36%	to	0.36%	15.31%	to	15.31%
Invesco V.I. Technology Fund
2021	2,292	$68.682722	to	$68.682722	$157,450	0.45%	to	0.45%	—%	to	—%	13.90%	to	13.90%
2020	2,568	$60.302103	to	$60.302103	$154,884	0.45%	to	0.45%	—%	to	—%	45.46%	to	45.46%
2019	2,530	$41.456355	to	$41.456355	$104,906	0.45%	to	0.45%	—%	to	—%	35.27%	to	35.27%
2018	2,531	$30.647133	to	$30.647133	$77,568	0.45%	to	0.45%	—%	to	—%	(0.90)%	to	(0.90)%
2017	1,842	$30.925706	to	$30.925706	$56,967	0.45%	to	0.45%	—%	to	—%	34.53%	to	34.53%
MFS® Growth Series
2021	16	$126.491514	to	$126.491514	$2,068	0.45%	to	0.45%	—%	to	—%	22.98%	to	22.98%
2020♦	16	$78.358131	to	$78.358131	$1,685	0.45%	to	0.45%	—%	to	—%	37.53%	to	37.53%
MFS® High Yield Portfolio
2021	544	$14.723698	to	$14.723698	$8,006	0.45%	to	0.45%	4.95%	to	4.95%	3.02%	to	3.02%
2020	544	$14.291768	to	$14.291768	$7,771	0.45%	to	0.45%	5.64%	to	5.64%	4.61%	to	4.61%
2019	544	$13.661410	to	$13.661410	$7,428	0.45%	to	0.45%	—%	to	—%	14.29%	to	14.29%
2018	544	$11.953081	to	$11.953081	$6,499	0.45%	to	0.45%	5.66%	to	5.66%	(3.51)%	to	(3.51)%

2017♦	544	$12.388408	to	$12.388408	$6,736	0.45%	to	0.45%	6.42%	to	6.42%	6.21%	to	6.21%
MFS® Income Portfolio
2021	858	$13.937160	to	$13.937160	$11,957	0.45%	to	0.45%	3.12%	to	3.12%	0.02%	to	0.02%
2020	858	$13.934971	to	$13.934971	$11,957	0.45%	to	0.45%	3.77%	to	3.77%	8.86%	to	8.86%
2019	863	$12.801009	to	$12.801009	$11,050	0.45%	to	0.45%	3.56%	to	3.56%	11.10%	to	11.10%
2018	864	$11.522086	to	$11.522086	$9,950	0.45%	to	0.45%	4.01%	to	4.01%	(2.43)%	to	(2.43)%
2017	864	$11.808794	to	$11.808794	$10,204	0.45%	to	0.45%	6.86%	to	6.86%	5.76%	to	5.76%
BlackRock S&P 500 Index V.I. Fund
2021	54,797	$17.095462	to	$17.707991	$942,160	0.45%	to	1.35%	1.30%	to	1.34%	26.81%	to	27.96%
2020	62,228	$13.480891	to	$13.838901	$842,023	0.45%	to	1.35%	1.80%	to	1.84%	16.66%	to	17.71%
2019	68,329	$11.556184	to	$11.756828	$791,774	0.45%	to	1.35%	2.14%	to	2.15%	29.58%	to	30.75%
2018♦	81,156	$8.918020	to	$8.991602	$724,706	0.45%	to	1.35%	1.02%	to	1.08%	(10.82)%	to	(10.08)%
Neuberger Berman AMT Short Duration Bond Portfolio
2021	823	$17.112817	to	$17.112817	$14,086	0.45%	to	0.45%	2.60%	to	2.60%	0.29%	to	0.29%
2020	823	$17.063560	to	$17.063560	$14,046	0.45%	to	0.45%	2.37%	to	2.37%	2.99%	to	2.99%
2019	823	$16.567646	to	$16.567646	$13,638	0.45%	to	0.45%	2.00%	to	2.00%	3.22%	to	3.22%
2018	823	$16.050633	to	$16.050633	$13,212	0.45%	to	0.45%	1.58%	to	1.58%	0.57%	to	0.57%
2017♦	823	$15.960099	to	$15.960099	$13,137	0.45%	to	0.45%	1.45%	to	1.45%	0.44%	to	0.44%
Pioneer Fund VCT Portfolio
2021	43	$50.750212	to	$50.750212	$2,165	0.45%	to	0.45%	0.32%	to	0.32%	27.41%	to	27.41%
2020	43	$39.832887	to	$39.832887	$1,708	0.45%	to	0.45%	0.76%	to	0.76%	23.72%	to	23.72%
2019	34	$32.195578	to	$32.195578	$1,104	0.45%	to	0.45%	1.03%	to	1.03%	30.74%	to	30.74%
2018	35	$24.625287	to	$24.625287	$852	0.45%	to	0.45%	1.14%	to	1.14%	(1.95)%	to	(1.95)%
2017	35	$25.115453	to	$25.115453	$876	0.45%	to	0.45%	0.77%	to	0.77%	21.17%	to	21.17%
Pioneer Select Mid Cap Growth VCT Portfolio
2021	767	$89.872357	to	$89.872357	$68,899	0.45%	to	0.45%	—%	to	—%	7.58%	to	7.58%
2020	767	$83.536817	to	$83.536817	$64,080	0.45%	to	0.45%	—%	to	—%	38.55%	to	38.55%
2019	768	$60.295075	to	$60.295075	$46,334	0.45%	to	0.45%	—%	to	—%	32.48%	to	32.48%
2018	769	$45.511060	to	$45.511060	$35,015	0.45%	to	0.45%	—%	to	—%	(6.90)%	to	(6.90)%
2017	770	$48.884675	to	$48.884675	$37,656	0.45%	to	0.45%	0.08%	to	0.08%	29.44%	to	29.44%
VanEck VIP Global Resources Fund+
2021	240	$31.815931	to	$31.815931	$7,634	0.45%	to	0.45%	0.44%	to	0.44%	18.38%	to	18.38%
2020	240	$26.874978	to	$26.874978	$6,459	0.45%	to	0.45%	0.96%	to	0.96%	18.58%	to	18.58%
2019	256	$22.664471	to	$22.664471	$5,807	0.45%	to	0.45%	—%	to	—%	11.37%	to	11.37%
2018	257	$20.351228	to	$20.351228	$5,228	0.45%	to	0.45%	—%	to	—%	(28.60)%	to	(28.60)%
2017	258	$28.502729	to	$28.502729	$7,342	0.45%	to	0.45%	—%	to	—%	(2.14)%	to	(2.14)%
Allspring VT Discovery Fund+
2021	451	$130.842635	to	$130.842635	$59,042	0.45%	to	0.45%	—%	to	—%	(5.47)%	to	(5.47)%
2020	451	$138.409753	to	$138.409753	$62,474	0.45%	to	0.45%	—%	to	—%	61.92%	to	61.92%
2019	452	$85.479931	to	$85.479931	$38,600	0.45%	to	0.45%	—%	to	—%	38.40%	to	38.40%
2018	452	$61.764359	to	$61.764359	$27,901	0.45%	to	0.45%	—%	to	—%	(7.48)%	to	(7.48)%
2017	452	$66.757515	to	$66.757515	$30,170	0.45%	to	0.45%	—%	to	—%	28.55%	to	28.55%
Voya Global High Dividend Low Volatility Portfolio
2021	4,507	$15.567477	to	$15.567477	$70,165	0.45%	to	0.45%	2.19%	to	2.19%	20.02%	to	20.02%
2020	5,792	$12.970350	to	$12.970350	$75,125	0.45%	to	0.45%	2.24%	to	2.24%	(1.54)%	to	(1.54)%
2019	6,481	$13.172670	to	$13.172670	$85,377	0.45%	to	0.45%	—%	to	—%	20.87%	to	20.87%
2018	6,483	$10.898385	to	$10.898385	$70,651	0.45%	to	0.45%	4.50%	to	4.50%	(9.52)%	to	(9.52)%

2017	6,484	$12.045261	to	$12.045261	$78,101	0.45%	to	0.45%	2.05%	to	2.05%	22.89%	to	22.89%
NVIT Emerging Markets Fund
2021	674	$14.198105	to	$14.198105	$9,573	0.45%	to	0.45%	0.95%	to	0.95%	(8.00)%	to	(8.00)%
2020	675	$15.433324	to	$15.433324	$10,415	0.45%	to	0.45%	1.65%	to	1.65%	12.41%	to	12.41%
2019	676	$13.728960	to	$13.728960	$9,273	0.45%	to	0.45%	2.17%	to	2.17%	22.03%	to	22.03%
2018	677	$11.250307	to	$11.250307	$7,613	0.45%	to	0.45%	0.35%	to	0.35%	(18.08)%	to	(18.08)%
2017	678	$13.732878	to	$13.732878	$9,310	0.45%	to	0.45%	0.97%	to	0.97%	40.46%	to	40.46%
Neuberger Berman AMT Sustainable Equity Portfolio
2021	2,586	$16.508774	to	$16.508774	$42,685	0.45%	to	0.45%	0.38%	to	0.38%	22.92%	to	22.92%
2020	2,587	$13.430218	to	$13.430218	$34,738	0.45%	to	0.45%	0.61%	to	0.61%	19.03%	to	19.03%
2019♦	2,665	$11.283483	to	$11.283483	$30,070	0.45%	to	0.45%	0.41%	to	0.41%	12.83%	to	12.83%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through April 13, 2022, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.